EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2005 Monthly Operating Report



                     SEPTEMBER 2005 MONTHLY OPERATING REPORT
        FOR THE FIVE WEEK PERIOD FROM AUGUST 28, 2005 TO OCTOBER 1, 2005

DEBTORS' ADDRESS:      Footstar, Inc.
                       933 MacArthur Blvd.
                       Mahwah, NJ 07430

DEBTORS' ATTORNEY:     Weil, Gotshal & Manges LLP
                       767 Fifth Avenue
                       New York, N.Y. 10153



REPORT PREPARER:       Footstar, Inc., a debtor-in-possession


The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
-----------------------------------
Richard L. Robbins
Senior Vice President of Financial
Reporting and Control

Date: November 10, 2005

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2005 Monthly Operating Report


                                TABLE OF CONTENTS


                                                                        Page
                                                                        ----

Condensed Consolidated Balance Sheet                                     3

Condensed Consolidated Statements of Operations                          4

Condensed Consolidated Statements of Cash Flows                          5

Notes to Condensed Consolidated Financial Statements                     6


Schedules:

Schedule 1:  Condensed Consolidating Balance Sheet                      15

Schedule 2:  Condensed Consolidating Statement of Operations            16

Schedule 3:  Total Disbursements by Debtor Entity                       17

Schedule 4:  Additional Information                                     18
o        Cash Summary
o        Accounts Receivable Aging Summary
o        Summary of Unpaid Post-Petition Accounts Payable
o        Summary of Taxes Payable

Schedule 5:  Certifications                                             20

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 October 1, 2005
                                   (Unaudited)
                    (amounts in millions, except share data)

ASSETS
------
Current Assets:
    Cash and cash equivalents                                    $        154.2
    Amounts due from retail sales                                           9.2
    Accounts receivable, net                                                4.9
    Inventories                                                           113.5
    Prepaid expenses and other current assets                              26.7
                                                                 ---------------
Total current assets                                                      308.5

    Property and equipment, net                                            30.6
    Intangible assets, net                                                 10.3
    Deferred charges and other assets                                       1.9
                                                                 ---------------
Total Assets                                                     $        351.3
                                                                 ===============

LIABILITIES and SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
    Accounts payable                                             $         72.1
    Accrued expenses                                                       29.0
    Taxes payable                                                          11.4
    Liabilities of discontinued operations                                  3.3
Liabilities subject to compromise:
    Secured liabilities                                                     7.1
    Unsecured liabilities                                                 142.9
                                                                 ---------------
Total current liabilities                                                 265.8

Long-term liabilities                                                      36.4
Amount due under Kmart Settlement                                           5.5
                                                                 ---------------
Total Liabilities                                                         307.7
                                                                 ---------------

Shareholders' Equity:
    Common stock $.0l par value: 100,000,000 shares
    authorized, 31,084,601 shares issued                                    0.3
    Additional paid-in capital                                            342.9
    Treasury stock: 10,711,569 shares at cost                            (310.6)
    Unearned compensation                                                  (0.2)
    Retained earnings                                                      11.2
                                                                 ---------------
Total Shareholders' Equity                                                 43.6
                                                                 ---------------
Total Liabilities and Shareholders' Equity                       $        351.3
                                                                 ===============

     See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2005 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
             For The Period From August 28, 2005 To October 1, 2005
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)


                                                                                 Month of           Cumulative
                                                                                 September        Filing to Date
                                                                               --------------    ----------------
Net sales                                                                      $        56.3     $       1,203.7
Cost of sales                                                                           40.1               812.9
                                                                               --------------    ----------------
    Gross profit                                                                        16.2               390.8

Store operating, selling, general and administrative expenses                           15.7               340.2
Loss on Kmart Settlement                                                                   -                 6.3
Depreciation and amortization                                                            0.7                23.9
Other income                                                                               -                (9.2)
Interest expense                                                                         0.3                 9.6
                                                                               --------------    ----------------
    (Loss) income before reorganization items                                           (0.5)               20.0
                                                                               --------------    ----------------

Reorganization items:
  Store and distribution center closing and related asset impairment costs               -                  29.1
  Gain on settlement of bankruptcy claims                                                -                  (0.7)
  Interest income                                                                       (0.5)               (5.1)
  Professional fees                                                                     (0.2)               32.4
                                                                               --------------    ----------------
     Total reorganization items                                                         (0.7)               55.7
                                                                               --------------    ----------------

     Income (loss) before income taxes, minority interests
     and discontinued operations                                                         0.2               (35.7)
Provision for income taxes                                                               6.9                 1.3
                                                                               --------------    ----------------
    Loss before minority interests and discontinued operations                          (6.7)              (37.0)

Minority interests in net loss of subsidiaries                                             -                 9.5
Loss from discontinued operations                                                       (0.4)              (55.2)
Gain from disposal of Athletic Segment                                                     -                21.1
                                                                               --------------    ----------------

Net loss                                                                       $        (7.1)    $         (61.6)
                                                                               ==============    ================

     See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2005 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
             For The Period From August 28, 2005 To October 1, 2005
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)

                                                                     Month of            Cumulative
                                                                     September          Filing to Date
                                                                  ----------------     ----------------

Net cash (used in) provided by operating activities               $         (23.3)     $          58.4
                                                                  ----------------     ----------------

Cash flows (used in) provided by investing activities:
   Additions to property and equipment                                       (0.2)                (3.6)
   Proceeds from sale of furniture and equipment                                -                  0.6
   Net proceeds from sale of Distribution Centers                               -                 46.7
   Proceeds from sale of Shoe Zone                                              -                  5.4
   Proceeds from sale of Athletic Division                                      -                236.9
                                                                  ----------------     ----------------
Net cash (used in) provided by investing activities                          (0.2)               286.0
                                                                  ----------------     ----------------

Cash flows used in financing activities:
    Repayments on notes payable                                                 -               (207.1)
    Other                                                                       -                 (0.2)
                                                                  ----------------     ----------------

Net cash used in financing activities                                           -               (207.3)
                                                                  ----------------     ----------------

Net (decrease) increase in cash and cash equivalents                        (23.5)               137.1
Cash and cash equivalents, beginning of period                              177.7                 17.1
                                                                  ----------------     ----------------

Cash and cash equivalents, end of period                          $         154.2      $         154.2
                                                                  ================     ================

See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2005 Monthly Operating Report


              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.   THE COMPANY

Footstar, Inc., which may be referred to as "Footstar", the "Company", "we", "us", or "our" is principally a retailer conducting business through its Meldisco Segment and, prior to its sale of certain stores to certain affiliates of Foot Locker, Inc. ("Foot Locker") on May 2, 2004 and the closing of underperforming stores, its Athletic Segment. The Meldisco Segment sells family footwear through licensed footwear departments and wholesale arrangements. The Athletic Segment sold athletic footwear and apparel through various retail chains (for example, Footaction and Just For Feet), and via catalogs and the Internet.

2.   BANKRUPTCY FILING

On March 2, 2004 ("Petition Date"), Footstar and most of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Southern District of New York in White Plains ("Court"). The Chapter 11 cases are being jointly administered under the caption "In re: Footstar, Inc., et al. Case No. 04-22350 (ASH)" (the "Chapter 11 cases"). The Debtors are currently operating their business and managing their properties as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. As a debtor-in-possession, we are authorized to continue to operate as an ongoing business, but may not engage in transactions outside the ordinary course of business without the approval of the Court, on notice and an opportunity to be heard.

We sought bankruptcy protection after we determined we could not obtain necessary liquidity from our lending syndicate or additional debt or equity financing. This decline in liquidity primarily resulted from unprofitable results in the Athletic Segment, a reduction in trade credit by certain Athletic vendors, unprofitable results of operations from recent acquisitions and the effect of the Kmart Corporation ("Kmart") bankruptcy. Other factors included intense competition in the discount retailing industry, unsuccessful sales and marketing initiatives and capital market volatility.

Since the Petition Date, we have exited the Athletic Segment entirely by closing certain underperforming stores and selling the remainder of the stores and the other assets. The exiting of our Athletic Segment has been accounted for as discontinued operations in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets" ("SFAS No. 144").

In the initial stages of the Chapter 11 cases, we sought to streamline our Meldisco business by selling or exiting selected stores. As a result of our continued analysis of our businesses, we sold or liquidated all of our Shoe Zone stores. We also exited the footwear departments in 44 Gordmans, Inc. stores and the footwear departments in 87 stores operated by subsidiaries of Federated Department Stores, Inc. As we determined that the disposition of these stores met the requirements of SFAS No. 144, the results of operations for these stores have been accounted for as discontinued operations.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2005 Monthly Operating Report


We have sold other assets, including our distribution centers in Mira Loma, California ("Mira Loma") in July 2004 and Gaffney, South Carolina in September 2004. The purchaser of Mira Loma, Thrifty Oil Co. has leased Mira Loma to FMI International LLC, a logistics provider, which will provide us with warehousing and distribution services through June 30, 2012 under a receiving, warehousing and distribution services agreement.

Under the Bankruptcy Code, we have the ability to reject executory contracts, and unexpired leases, subject to the approval of the Court and certain other conditions. Parties affected by the rejection of a contract or lease may file claims against us in the Court in accordance with the Bankruptcy Code. We expect that as a result of the rejection of certain executory contracts, including leases of nonresidential real property, additional claims will be filed. Under the Bankruptcy Code, we may choose to assume executory contracts subject to the approval of the Court and certain other conditions, including our payment or "cure" of all outstanding liabilities thereunder. We expect that the assumption of certain executory contracts and unexpired leases may convert liabilities currently shown on our consolidated financial statements as subject to compromise into non-contingent, post-petition liabilities. Due to the uncertain nature of many of the potential claims, which have been or may be asserted against us, we are unable to project the total magnitude of such claims with certainty. We have incurred, and will continue to incur, significant costs associated with the Chapter 11 cases. In order to exit Chapter 11 successfully, we will need to obtain Court confirmation of a Chapter 11 plan that satisfies the requirements of the Bankruptcy Code.

On November 12, 2004, we filed a proposed joint plan of reorganization with the Court. On July 2, 2005, we entered into a settlement agreement with Kmart (the "Kmart Settlement"), which provides for, among other things, the consensual assumption of the Master Agreement between the Company and Kmart, as Amended (the "Amended Master Agreement"). See Note 6. On October 28, 2005 we filed an amended plan with the Court (the "Amended Plan"). The Amended Plan provides for a reorganization of the Company and cash distributions and will be subject to a vote by eligible ballot holders. The Amended Plan also provides for some flexibility in the timing of its confirmation and our emergence from bankruptcy. The Amended Plan provides that creditors in the bankruptcy will be paid in full, with interest at the federal judgment interest rate of 1.23%. The creditors committee has not supported the Company's Amended Plan because it believes that contractual or statutory rate of interest applies and is higher than 1.23%. The creditors committee has requested the bankruptcy court to enter an order permitting the committee to file its own plan of reorganization to, among other things, provide for a higher rate of interest. A condition precedent to emergence under the Amended Plan is that, on or prior to March 31, 2006, the Company will have sufficient cash on hand, as defined, to pay Allowed Claims, as defined, in accordance with the Amended Plan.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2005 Monthly Operating Report


3.   BASIS OF PRESENTATION

This Monthly Operating Report ("MOR") has been prepared in accordance with the provisions of Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). Pursuant to SOP 90-7, our pre-petition liabilities that are subject to compromise are reported separately in the accompanying condensed consolidated balance sheet as an estimate of the amount that will ultimately be allowed by the Court. SOP 90-7 also requires separate reporting of certain expenses, realized gains and losses and provisions for losses related to the bankruptcy filing as reorganization items. We are in the process of reconciling our pre-and post-petition liabilities, and such amounts are subject to reclassification in future consolidated monthly operating reports. See Note 7.

We report our operating results on a fiscal monthly reporting period based on a 4-4-5 week convention. The month of September results reflect a five week period. Certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of this MOR. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. This MOR has not been audited or reviewed by independent accountants. For the foregoing reasons, the Company cautions readers not to place undue reliance upon the information contained in this MOR.

The unaudited condensed consolidated financial statements contained herein have been prepared in accordance with generally accepted accounting principles applicable to a going concern, and do not purport to reflect or to provide all of the possible consequences of the ongoing Chapter 11 cases. Specifically, the unaudited condensed consolidated financial statements do not present the amounts which will ultimately be paid to settle liabilities and contingencies, which may be required in the Chapter 11 reorganization.

This MOR contains unaudited information for all periods, which is subject to further review and potential adjustments and which may be different from those that will be included in our reports pursuant to the Securities Exchange Act of 1934, upon filing of such reports. Accordingly, the substance and format of this MOR may not allow for meaningful comparison with our publicly disclosed consolidated financial statements. Because of the ongoing nature of the Chapter 11 cases, the outcome of which is not presently determinable, the unaudited condensed consolidated financial statements contained herein are subject to material uncertainties and may not be indicative of our future operations or financial position. No assurance can be given that we will be successful in reorganizing our affairs within the Chapter 11 bankruptcy proceedings.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2005 Monthly Operating Report


4.   THE AMENDED DIP AND EXIT CREDIT FACILITY

Effective March 4, 2004, we entered into a two year, $300.0 million senior secured Debtor-in-Possession Credit Agreement ("DIP Credit Agreement") with a syndicate of lenders co-led by Fleet National Bank ("Fleet") and GECC Capital Markets Group, Inc. The DIP Credit Agreement was subsequently amended (the "DIP and Exit Facility"), which, among other things, reduced the amount of commitments to $100.0 million, including a sub-limit for letters of credit, with availability determined by a borrowing base formula based upon inventory and accounts receivable.

Pursuant to the DIP and Exit Facility, upon emergence from Chapter 11, we had the option, subject to satisfaction of certain conditions, to convert the DIP and Exit Facility to post-emergence financing which would have provided us with up to $160.0 million in revolving commitments, including a $75.0 million sub-limit for letters of credit.

Effective July 1, 2005, we entered into an amendment to the DIP and Exit Facility (the "Amended DIP and Exit Facility"). The Amended DIP and Exit Facility, among other things, reflects a change in the maturity date for the debtor-in-possession portion of the facility from the earlier of (a)(i) March 4, 2006 or (ii) fifteen days following confirmation of the Plan to the earlier of
(b)(i) October 31, 2006 or (ii) emergence from Chapter 11. The maturity date of the exit portion of the Amended DIP and Exit Facility is the earlier of (i) thirty-six months after our emergence from Chapter 11 or (ii) March 4, 2009.

Our borrowing availability under the Amended DIP and Exit Facility continues to be determined by a formula based upon accounts receivable and inventory. However, pursuant to the amendment, revolving commitments upon emergence from Chapter 11 have been reduced from the aforementioned $160.0 million to $100.0 million, including a $40.0 million sub-limit for letters of credit at our option and upon satisfaction of certain conditions. The conditions to be satisfied prior to emergence from Chapter 11 include the absence of any default or event of default, confirmation of the Plan and occurrence of all conditions related thereto and our delivery of forward looking projections acceptable to the lender and specified availability levels. Borrowings under the Amended DIP and Exit Facility bear interest at either Fleet's prime rate plus 0.0% to 0.5% or LIBOR plus 1.75% to 2.50%, at our option, with the applicable margin based on quarterly excess availability levels. A quarterly fee of 0.3% per annum is payable on the unutilized balance.

Pursuant to the Amended DIP and Exit Facility we are required to maintain minimum excess availability equal to at least 10% of the borrowing base, as defined, provided, however, that prior to our emergence from Chapter 11, in the event that loans are outstanding, the minimum excess availability requirement will be an amount equal to at least 10% of the borrowing base plus $20.0 million.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2005 Monthly Operating Report


The Amended DIP and Exit Facility is secured by substantially all of the assets of the Company and contains various affirmative and negative covenants, representations, warranties and events of default to which we are subject, all as specified in the Amended DIP and Exit Facility, including certain financial covenants and restrictions such as limitations on additional indebtedness, other liens, dividends, stock repurchases and capital expenditures. After our emergence from Chapter 11, if minimum excess availability falls below 20% of the borrowing base, we will be subject to a fixed charge coverage covenant. The Amended DIP and Exit Facility also includes representations and warranties, that, on an ongoing basis, there are no material adverse events affecting our business, operations, property, assets, or condition, and that the Amended Master Agreement is in full force and effect and not in default. A failure by us to satisfy any of the covenants, representations or warranties would result in default or other adverse impact under the Amended DIP and Exit Facility.

As of October 1, 2005, there were no loans outstanding under the Amended DIP and Exit Facility and outstanding letters of credit thereunder totaled $16.6 million. Letters of credit reduce the borrowing capacity of the Amended DIP and Exit Facility.

5.   DISCONTINUED OPERATIONS

As part of our initial restructuring plans, after filing for Chapter 11 we closed 166 underperforming stores within the Athletic Segment; all 88 Just For Feet stores, 75 Footaction stores; and three Uprise stores.

With respect to the leases related to these stores (and several additional leases related to the Meldisco business), we employed a group led by Abacus Advisors Group LLC to mitigate potential lease rejection damage claims arising thereunder. The aggregate potential landlord claims for these 175 leases was estimated to be $76.8 million prior to mitigation. As of October 1, 2005, we have mitigated $19.2 million of potential claims, resulting in a potential net obligation to landlord creditors of approximately $57.6 million. Of this amount, $4.8 million has been paid through October 1, 2005 resulting in a remaining potential liability of $52.8 million, which has been reflected in the condensed consolidated balance sheet as part of "Liabilities subject to compromise-Unsecured liabilities".

On April 21, 2004, we received Court approval to sell to Foot Locker 349 of the remaining Footaction stores (including all lease rights and inventory at these stores), along with the remaining inventory from the other four remaining Footaction stores. Effective May 2, 2004, these assets were sold to Foot Locker for $225.0 million in cash, subject to adjustment. Approximately $13.0 million of the sale price was placed in escrow with respect to 14 store locations that were leased on a month-to-month basis.

During the year following the closing of the sale, if Foot Locker entered into a new lease for any of these store locations, the escrow amount related to that location was paid to us. The escrow amount related to any location for which Foot Locker had not entered into a new lease within one year after the closing was paid to Foot Locker, thereby reducing the purchase price by such amount. As of October 1, 2005, Footlocker had entered into new leases for 12 of the

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2005 Monthly Operating Report

above-mentioned 14 store locations and one store location had been leased by the landlord to a third party. As of October 1, 2005, approximately $9.2 million of the above-mentioned $13.0 million escrow amount has been released to us, approximately $2.2 million had been released to Foot Locker, and approximately $1.6 million remained in escrow. On October 25, 2005 we resolved our dispute with Footlocker relating to the $1.6 million remaining in escrow. As a result of the settlement, we received approximately $0.8 million from escrow and the balance of approximately $0.8 million was released to Footlocker.

In the initial stages of the Chapter 11 cases, we sought to streamline our Meldisco business by selling or exiting selected stores. As a result of our continued analysis of our businesses, we sold or liquidated all of our Shoe Zone stores. We also exited the footwear departments in 44 Gordmans, Inc. stores and the footwear departments in 87 stores operated by subsidiaries of Federated Department Stores, Inc. As we determined that the disposition of these stores met the requirements of SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), the results of operations for these stores have been accounted for as discontinued operations.

6.   SIGNIFICANT KMART RELATIONSHIP

The business relationship between Meldisco and Kmart is extremely important to us. The licensed footwear departments in Kmart comprise substantially all of our sales and profits.

On July 2, 2005, the Company and Kmart entered into the Kmart Settlement and thereafter the Amended Master Agreement which dictates the structure of our relationship with Kmart. Under the Master Agreement before amendment, the Company and Kmart had formed in excess of 1,500 Shoemart Corporations in which we had a 51% ownership interest and Kmart had a 49% ownership interest, other than 23 of the Shoemart Corporations which were wholly-owned by us.

The Kmart Settlement provides that Kmart's equity interests in the Shoemart Corporations will be extinguished effective January 2, 2005, and accordingly, Kmart will not share in the profits or losses of those entities for fiscal 2005 or subsequent years. The Kmart Settlement fixed the cure amount with respect to our assumption of the Amended Master Agreement at $45.0 million, which was paid on August 26, 2005. Effective January 2, 2005, we are required to pay Kmart 14.625% of the gross sales of the footwear departments, in lieu of the fees and dividends required under the Master Agreement. On August 29, 2005, we made an estimated payment to Kmart of $14.0 million based on the revised percent of gross sales due under the Amended Master Agreement for the period beginning January 2, 2005 through August 27, 2005. On September 6, 2005, we paid an additional $1.5 million for the final payment of the amount due. Effective August 25, 2005, we are required to pay Kmart a revised miscellaneous expense fee of $23,500 per open store per year. The Amended Master Agreement expires at the end of 2008 at which time Kmart is obligated to purchase our Shoemart inventory (but not our brands) at book value, as defined, to allow for an orderly wind down of the Shoemart business.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2005 Monthly Operating Report


We and Kmart each have the right to terminate the Amended Master Agreement early if the gross sales of the footwear departments are less than $550.0 million in any year, provided that such gross sales minimum will be reduced by $0.4 million for each store that is closed or converted after August 25, 2005. The Company also has the unilateral right to terminate the Amended Master Agreement if either (i) the number of Kmart stores is less than 900 or (ii) the gross sales of the footwear departments in any consecutive quarters are less than $450.0 million. In the event of any such termination, Kmart is obligated to purchase all of the inventory (including inventory that is on order but excluding inventory that is damaged, unsaleable and seasonal inventory, as defined) for an amount equal to the book value of the inventory, as defined.

Under the Amended Master Agreement, Kmart has the right to terminate our licenses to operate shoe departments in up to 550 Kmart stores during the remaining term of the Amended Master Agreement by disposing of, closing or converting those stores. The number of such terminations per year is capped at 85 in 2005, 150 in 2006 and 160 in each of 2007 and 2008, with any unused cap carried over to the following year. For each store that is disposed of, closed or converted, Kmart must purchase all of our in-store inventory (excluding inventory that is damaged, unsaleable and seasonal inventory, as defined) at book value, as defined. In addition, to the extent Kmart exceeds the annual cap or the 550 aggregate limit, Kmart must pay us a non-refundable stipulated loss value per store equal to $100,000 for terminations occurring in 2005, $60,000 for terminations occurring in 2006, $40,000 for terminations occurring in 2007 and $20,000 for terminations occurring in 2008. A termination of the entire Amended Master Agreement in accordance with its terms does not trigger a stipulated loss value payment.

The Amended Master Agreement sets forth the parties' obligations with respect to staffing and advertising. Specifically, we must spend at least 10% of gross sales in the footwear departments on staffing costs, as defined, for the stores; and we must schedule the staffing in each store at a minimum of 40 hours per week. In addition, Kmart is required to allocate at least 52 weekend newspaper advertising insert pages per year to our products.

Kmart will have a capital claim against us in the amount of $11,000 for each store that is an existing store, as defined, on August 25, 2005, which is generally payable by us to Kmart at the time a store is disposed of, closes or converts to another retail format in accordance with the 550 store limitation described above. However, upon the expiration of the Amended Master Agreement or upon early termination of that agreement other than as a result of our breach, all capital claims not yet due and payable will be waived for any remaining stores. If the Amended Master Agreement is terminated as a result of our breach, capital claims for remaining stores will not be waived and will become immediately due and payable.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2005 Monthly Operating Report


7.   LIABILITIES SUBJECT TO COMPROMISE

In our condensed consolidated balance sheet, the caption "Liabilities subject to compromise" reflects our current estimate of the amount of pre-petition claims that are subject to restructuring in the Chapter 11 cases. These have been categorized as "Secured liabilities", "Unsecured liabilities" and "Minority interests". Pursuant to Court orders, we have been authorized to pay certain pre-petition operating liabilities incurred in the ordinary course of business and reject certain of our pre-petition obligations. We have notified all known pre-petition creditors of the establishment of a bar date by which creditors must file a proof of claim, which bar date has now passed for all creditors. Differences between liability amounts recorded by us and claims filed by creditors are being reconciled and, if necessary, the Court will make a final determination of allowable claims. We continue to evaluate the amount of our pre-petition liabilities on an ongoing basis and recognize any additional liabilities, which may be material. As a result, "Liabilities subject to compromise" is subject to change.

8.   LEGAL PROCEEDINGS

Prior to our November 13, 2002 announcement that management had discovered discrepancies in the reporting of our accounts payable balances, we notified the Staff of the SEC concerning the discovery of the accounting discrepancies. Following that notification, the SEC began an enforcement proceeding captioned, In the Matter of Footstar, Inc., MNY-7122, including an investigation into the facts and circumstances giving rise to the discrepancies. On November 25, 2003, the SEC issued a Formal Order authorizing an investigation and empowering certain members of the SEC staff to take actions in the course of the investigation, including requiring testimony and the production of documents. We cannot predict the outcome of the proceeding.

On or about March 3, 2005, a first amended complaint was filed against us in the U.S. District Court for the District of Oregon, captioned Adidas America, Inc. and Adidas-Solomon AG v. Kmart Corporation and Footstar, Inc. The first amended complaint seeks injunctive relief and unspecified monetary damages for trademark infringement, trademark dilution, unfair competition, deceptive trade practices and breach of contract arising out of our use of four stripes as a design element on footwear which Adidas alleges infringes on its registered three stripe trademark. While it is too early in litigation to predict the outcome of the claims against us, we believe that we have meritorious defenses to the claims asserted by Adidas and have filed an answer denying the allegations.

9.   REORGANIZATION ITEMS - PROFESSIONAL FEES

Professional fees associated with the reorganization, including trustee fees and bankruptcy related services, total ($0.2) million and $42.9 million for the current period and filing to date period, respectively. Of this amount, $0.0 million and $10.5 million for the current period and filing to date period, respectively, are included in loss from discontinued operations.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2005 Monthly Operating Report


10.  INCOME TAXES

We have established a valuation allowance for substantially all of our deferred tax assets since after considering the information available, it was determined that it is more likely than not that the deferred tax assets would not be realized.

Although the Kmart Settlement was effective as of January 2, 2005, the effective date for tax purposes is August 25, 2005, the date the Kmart Settlement was approved by the Court. As a result, two tax periods are required for fiscal 2005. Due to the minority interests in each Shoemart store for the period January 2, 2005 through August 25, 2005, we cannot file a consolidated federal tax return. As losses from stores cannot be offset against profits from other stores, this has resulted in an unusually high tax liability for this period.

The Kmart Settlement will allow us to include all subsidiaries in the consolidated tax group thereby allowing us to utilize a portion of our net operating losses going forward, subject to profitability and certain limitations.

A summary of all federal, state and local tax liabilities (both pre and post-petition), is included in "Schedule 4 - Summary of Taxes Payable".

11.  ACTUARIAL DETERMINED LIABILITIES

We maintain liabilities for various retirement programs for eligible employees. The related liabilities under these programs are estimated using certain actuarially determined assumptions. They may require adjustments in future periods when such assumptions are updated.

12.  CONSOLIDATING SCHEDULES

The Condensed Consolidating reports included as Schedules 1 and 2 reflect the related balance sheets and statements of operations for our reportable segments. Consolidating elimination entries, where applicable, have been included. Certain liabilities included in the Corporate Segment may be related to the Meldisco and Athletic Segments and will be allocated in future periods. We allocate various expenses among these operating segments and adjustments, if any, will be reflected in future periods.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATING BALANCE SHEET
                                   (Unaudited)
                              (amounts in millions)
                                 October 1, 2005

                                                                                                               SCHEDULE 1
                                                              Athletic        Meldisco
                                                              Division        Division         Corporate         Total
                                                             -------------   ------------    -------------   -------------
ASSETS
------
Current Assets:
    Cash and cash equivalents                                $       (1.1)   $     155.1     $        0.2    $      154.2
    Amounts due from retail sales                                       -            9.2                -             9.2
    Accounts receivable, net                                            -            4.6              0.3             4.9
    Inventories                                                         -          116.9             (3.4)          113.5
    Prepaid expenses and other current assets                           -           24.3              2.4            26.7
    Intercompany                                                    230.5          344.2           (574.7)              -
                                                             -------------   ------------    -------------   -------------
Total current assets                                                229.4          654.3           (575.2)          308.5

    Property and equipment, net                                         -           30.6                -            30.6
    Intangible assets, net                                              -              -             10.3            10.3
    Deferred charges and other assets                                   -            1.9                -             1.9
                                                             -------------   ------------    -------------   -------------
Total Assets                                                 $      229.4    $     686.8     $     (564.9)   $      351.3
                                                             =============   ============    =============   =============

LIABILITIES and SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
    Accounts payable                                         $          -         $ 73.5           $ (1.4)    $      72.1
    Accrued expenses                                                    -           29.5             (0.5)           29.0
    Amount due under Kmart Settlement                                   -              -                -               -
    Taxes payable                                                       -            4.3              7.1            11.4
    Liabilities of discontinued operations                            2.1            1.2                -             3.3
Liabilities subject to compromise:
    Secured liabilities                                                 -            7.1                -             7.1
    Unsecured liabilities                                           108.5           34.3              0.1           142.9
                                                             -------------   ------------    -------------   -------------
Total current liabilities                                           110.6          149.9              5.3           265.8

Long-term liabilities                                                   -           36.4                -            36.4
Amount due under Kmart Settlement                                       -            5.5                -             5.5
                                                             -------------   ------------    -------------   -------------
Total Liabilities                                                   110.6          191.8              5.3           307.7
                                                             -------------   ------------    -------------   -------------

Shareholders' Equity (Deficit):
    Common stock                                                        -              -              0.3             0.3
    Additional paid-in capital                                      269.5          216.3           (142.9)          342.9
    Treasury stock                                                      -              -           (310.6)         (310.6)
    Unearned compensation                                               -           (0.2)               -            (0.2)
    Retained earnings (deficit)                                    (150.7)         278.9           (117.0)           11.2
                                                             -------------   ------------    -------------   -------------
Total Shareholders' Equity (Deficit)                                118.8          495.0           (570.2)           43.6
                                                             -------------   ------------    -------------   -------------
Total Liabilities and Shareholders' Equity (Deficit)         $      229.4        $ 686.8         $ (564.9)   $      351.3
                                                             =============   ============    =============   =============

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
             For The Period From August 28, 2005 To October 1, 2005
                                   (Unaudited)
                              (amounts in millions)

                                                                                                                    SCHEDULE 2

                                                                 Athletic          Meldisco
                                                                 Division          Division        Corporate          Total
                                                              ---------------   ---------------   ------------    -------------
Net sales                                                     $            -    $         56.3    $         -     $       56.3
Cost of sales                                                              -              40.7           (0.6)            40.1
                                                              ---------------   ---------------   ------------    -------------
    Gross profit                                                           -              15.6            0.6             16.2

Store operating, selling, general and administrative expenses              -              15.2            0.5             15.7
Depreciation and amortization                                              -               0.7              -              0.7
Interest expense                                                           -               0.3              -              0.3
                                                              ---------------   ---------------   ------------    -------------
    (Loss) income before reorganization items                              -              (0.6)           0.1             (0.5)
                                                              ---------------   ---------------   ------------    -------------

Reorganization items:
    Interest income                                                        -              (0.5)             -             (0.5)
    Professional fees                                                      -              (0.2)             -             (0.2)
                                                              ---------------   ---------------   ------------    -------------
Total reorganization items                                                 -              (0.7)             -             (0.7)
                                                              ---------------   ---------------   ------------    -------------

    Income before income taxes and minority interests                      -               0.1            0.1              0.2
    Provision (benefit) for income taxes                                   -              (0.4)           7.3              6.9
                                                              ---------------   ---------------   ------------    -------------
Income (loss) before minority interests and
 discontinued operations                                                   -               0.5           (7.2)            (6.7)

Gain (loss) from discontinued operations                                (0.2)             (0.2)             -             (0.4)
                                                              ---------------   ---------------   ------------    -------------

    Net (loss) income                                         $         (0.2)   $          0.3    $      (7.2)    $       (7.1)
                                                              ===============   ===============   ============    =============

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2005 Monthly Operating Report

                                                                      SCHEDULE 3


Total Disbursements by Debtor Entity
For the Period From August 28, 2005 to October 1, 2005 amounted to $68.208 million.




See attached Exhibit 1 for details on an entity-by-entity basis.

--------------------------------------------------------------------------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered

                                   Exhibit #1
                            SEPTEMBER MOR SCHEDULE 3
                            ------------------------



  Case No. 04-                  Debtor                                                                            Total
                                                                                                             Disbursements
    22350                  Footstar, Inc.                                                                               0
    22351                  Footstar Corporation                                                                37,446,312
    22352                  Apache-Minnesota Thom Mcan, Inc.                                                             0
    22353                  ATHLETIC ATTIC OF TEXAS, INC.                                                                0
    22354                  Athletic Center, Inc.                                                                        0
    22355                  Feet Center, Inc.                                                                            0
    22356                  Feet of Colorado, Inc.                                                                       0
    22357                  Footaction Center, Inc.                                                                      0
    22358                  Footstar Center, Inc.                                                                        0
    22359                  FWS I, INC.                                                                                  0
    22360                  FWS II, INC.                                                                                 0
    22361                  LFD I, INC.                                                                                  0
    22362                  LFD II, INC.                                                                                 0
    22363                  Mall of America Fan Club, Inc.                                                               0
    22364                  Meldisco H.C., Inc.                                                                     59,402
    22365                  Miles Shoes Meldisco Lakewood, Colorado, Inc.                                           26,941
    22366                  SHOE ZONE CENTER, INC.                                                                       0
    22367                  STELLAR WHOLESALING, INC.                                                              163,532
    22368                  Nevada Feet, Inc.                                                                            0
    22369                  CONSUMER DIRECT WAUSAU, INC.                                                                 0
    22370                  CD SERVICES LLC                                                                              0
    22371                  Footstar HQ, LLC                                                                             0
    22372                  FA SALES LLC                                                                                 0
    22373                  CDIRECT, INC.                                                                                0
    22374                  LFD Operating, Inc.                                                                          0
    22375                  LFD Today, Inc.                                                                              0
    22376                  Feet HQ, Inc.                                                                           52,977
    22377                  FA HQ, Inc.                                                                                  0
    22378                  AP LLC                                                                                       0
    27000                  MELDISCO - MCW 1450 ALA MOANA BLVD., NY., INC.                                               0
    27001                  MELDISCO - MCW 1300 STONERIDGE MALL RD., CA., INC.                                           0
    27002                  MELDISCO - RLG 6001 WINCHESTER RD., TN., INC.                                                0
    27003                  MELDISCO - RLG 5123 TUTTLE CROSSING BLVD., OH., INC.                                         0
    27004                  MELDISCO - RLG 5000 MALL ROAD, KY., INC.                                                     0
    27005                  MELDISCO - MCW 2801 STEVENS CREEK BLVD., CA., INC.                                           0
    27006                  MELDISCO - RLG 400 EARNEST W. BARRETT PKWY., GA., INC.                                       0
    27007                  MELDISCO - RLG 1300 CUMBERLAND MALL, GA., INC.                                               0
    27008                  MELDISCO - RLG 1300 EAST SHELBY, TN., INC.                                                   0
    27009                  MELDISCO - RLG 3393 PEACHTREE RD. NE, GA., INC.                                              0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27010                  MELDISCO - RLG 3301 NICHOLASVILLE ROAD, KY., INC.                                            0
    27011                  MELDISCO - RLG 2840 N. GERMANTOWN PKWY., TN., INC.                                           0
    27012                  MELDISCO - RLG 2100 PLEASANT HILL RD., GA., INC.                                             0
    27013                  MELDISCO - RLG 4545 POPLAR RD., TN., INC.                                                    0
    27014                  MELDISCO - RLG 4300 ASHFORD DUNWOODY RD., GA., INC.                                          0
    27015                  MELDISCO - RLG 4141 EASTON LOOP EAST, OH., INC.                                              0
    27016                  MELDISCO - MCW 4000 SOUTH WEST COURT, MN., INC.                                              0
    27017                  MELDISCO - RLG HUNTINGTON MALL, WV., INC.                                                    0
    27018                  MELDISCO - RLG 11356 HAYNES BRIDGE RD., GA., INC.                                            0
    27019                  MELDISCO - RLG 7875 MONTGOMERY RD., OH., INC.                                                0
    27020                  MELDISCO - RLG 6020 E. 82ND ST., IN., INC.                                                   0
    27021                  MELDISCO/PAY LESS 10 NORTH EASTERN AVE., NV., INC.                                         609
    27022                  MELDISCO/PAY LESS 110 WEST PLATTE AVE., CO., INC                                           794
    27023                  MELDISCO - RA 11801 NORTH SAGINAW ST., MI., INC.                                             0
    27024                  MELDISCO - RA 2022 EAST SPRING ST., IN., INC.                                                0
    27025                  MELDISCO/PAY LESS 1100 VISTA AVE., ID., INC.                                               937
    27026                  MELDISCO/PAY LESS 11385 SOUTH 700 EAST, UT., INC.                                          864
    27027                  MELDISCO/PAY LESS 110 PORT ANGELES, WA., INC.                                            1,087
    27028                  MELDISCO/PAY LESS 1000 POCATELLO CRK. RD., ID., INC.                                       666
    27029                  MELDISCO - MCW 3333 SOUTH BRISTOL ST., CA., INC                                              0
    27030                  MELDISCO - MCW 3251 20TH AVENUE, CA., INC.                                                   0
    27031                  MELDISCO - RLG 1500 SOUTHLAKE MALL, GA., INC.                                                0
    27032                  MELDISCO - MCW 4888 NORTH FRESNO ST., CA., INC.                                              0
    27033                  MELDISCO - MCW 21600 HAWTHORNE BLVD., CA., INC.                                              0
    27034                  MELDISCO - MCW 14000 RIVERSIDE DR., CA., INC.                                                0
    27035                  MELDISCO - MCW 13375 NOEL RD., TX., INC.                                                     0
    27036                  MELDISCO - MCW 7014 EAST CAMELBACK RD., AZ., INC.                                            0
    27037                  MELDISCO - MCW 6000 SUNRISE BLVD., CA., INC.                                                 0
    27038                  MELDISCO - MCW 5100 MEADOWOOD MALL, NV., INC.                                                0
    27039                  MELDISCO - RLG 100 SOUTH HILLS VILLAGE, PA., INC.                                            0
    27040                  SHOE ZONE #8416-PLAZA DEL NORTE FOOTACTION, INC., DBA                                        0
    27041                  SHOE ZONE #8415                                                                              0
    27042                  MELDISCO/PAY LESS 36TH ST., BELLINGHAM, WA., INC.                                          681
    27043                  SHOE ZONE #8414                                                                              0
    27044                  MELDISCO/PAY LESS 19291 E. QUINCY AVE., CO., INC.                                        1,123
    27045                  SHOE ZONE FAIRWAY CENTER, INC.                                                               0
    27046                  SHOE ZONE #8418                                                                              0
    27047                  SHOE ZONE 8432, INC.                                                                         0
    27048                  MELDISCO/PAY LESS YELM, WA., INC.                                                        1,381
    27049                  MELDISCO/PAY LESS 1300 MADISON ST., WA., INC.                                              165
    27050                  SHOE ZONE 8439, INC.                                                                         0
    27051                  MELDISCO/PAY LESS MUKILTEO, WA., INC.                                                    1,118
    27052                  MELDISCO K-M PRESCOTT VALLEY, HWY., #69, AZ., INC.                                      16,435
    27053                  MELDISCO/PAY LESS 20320 BALLINGER WAY, NE., WA., INC.                                    1,448
    27054                  MELDISCO/PAY LESS 3905 EAST 104TH AVE., CO., INC.                                        1,032
    27056                  MELDISCO/PAY LESS 135 3RD. AVE. S.W., WA., INC.                                            951
    27057                  SHOE  ZONE #8411- BENITEZ FOOTACTION, INC., DBA                                              0
    27058                  SHOE ZONE #8412                                                                              0
    27059                  MELDISCO/PAY LESS 4800 YELM HWY. S.E., WA., INC.                                           211

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27060                  MELDISCO/PAY LESS ELLENSBURG, WA., INC.                                                  1,828
    27061                  MELDISCO/PAY LESS 655 N.W. RICHMOND BEACH RD., WA., INC.                                 1,006
    27062                  SHOE ZONE 8428, INC.                                                                         0
    27063                  SHOE ZONE 8421, INC.                                                                         0
    27064                  MELDISCO/PAY LESS 12811 MERIDIAN ST E., WA. INC.                                         1,115
    27065                  MELDISCO/PAY LESS 201 BROADWAY EAST, WA., INC.                                               0
    27067                  SHOE ZONE 8436, INC.                                                                         0
    27068                  WESTHEIMER SHOE ZONE, INC.                                                                   0
    27069                  SHOE ZONE 8433, INC.                                                                         0
    27070                  MELDISCO/PAY LESS 1105 MARTIN LUTHER KING JR. WAY, WA., INC.                                 0
    27071                  MELDISCO/PAY LESS 3202 132ND ST., S.E.,WA., INC.                                           424
    27072                  MELDISCO/PAY LESS 11505-C NE FOURTH PLAIN, WA., INC.                                       997
    27073                  MELDISCO/PAY LESS BOTHELL WAY, WA., INC.                                                 1,004
    27074                  MELDISCO/PAY LESS MT. VERNON, WA., INC.                                                  1,267
    27075                  SUNLAND SHOE ZONE, INC.                                                                      0
    27076                  SHOE ZONE #8400                                                                              0
    27077                  SHOE ZONE #8401                                                                              0
    27078                  SHOE ZONE #8402                                                                              0
    27079                  SHOE ZONE #8403                                                                              0
    27080                  MELDISCO/PAY LESS 680-C W. WASHINGTON, WA., INC.                                         1,323
    27081                  SHOE ZONE #8419                                                                              0
    27082                  SHOE ZONE #8405- PONCE FOOTACTION, INC., DBA                                                 0
    27083                  MELDISCO/PAY LESS 13511 S.E. 3RD WAY, WA., INC.                                            797
    27084                  SHOE ZONE #8406                                                                              0
    27085                  SHOE ZONE #8404                                                                              0
    27086                  SHOE ZONE #8407                                                                              0
    27087                  SHOE ZONE #8409- FONT MARTELO FOOTACTION, INC., DBA                                          0
    27088                  SHOE ZONE #8410- ATOCHA FOOTACTION, INC., DBA                                                0
    27089                  SHOE ZONE 8435, INC.                                                                         0
    27090                  MELDISCO/PAY LESS CHARLESTON & LAMP, NV., INC.                                           1,146
    27091                  SHOE ZONE #8475- TUTU PARK FOOTACTION, INC., DBA                                             0
    27092                  MELDISCO - GORD 1200 S.E. ARMY POST RD., IA., INC.                                           0
    27093                  MELDISCO - GORD 1355 S. 5TH ST., MO., INC.                                                   0
    27094                  MELDISCO - GORD 10001 GRANT ST., CO., INC.                                                   0
    27095                  MELDISCO - GORD 10755 WEST COLFAX AVE., CO., INC.                                            0
    27096                  MELDISCO - GORD 12000 ST. CHARLES ROCK RD., MO., INC.                                        0
    27097                  MELDISCO - GORD 13500 A EAST 40 HWY, MO., INC.                                               0
    27098                  MELDISCO - GORD 7011 WEST CENTRAL #300, KS., INC.                                            0
    27099                  MELDISCO - GORD 7500 E. KELLOGG, KS., INC.                                                   0
    27100                  MELDISCO - GORD 8100 S. 84TH ST., NE., INC.                                                  0
    27101                  MELDISCO - BUR 1245 NW 107TH AVE., FL., INC.                                                 0
    27102                  MELDISCO - BUR 1777 WEST 49TH ST., FL., INC.                                                 0
    27103                  MELDISCO/PAY LESS SANDY, UT., INC.                                                       1,138
    27104                  MELDISCO - GORD 207 N.E. ENGLEWOOD RD., MO., INC.                                            0
    27105                  MELDISCO - GORD 850 E. 23RD ST., NE., INC.                                                   0
    27106                  MELDISCO - BUR 7303 DADELAND MALL, FL., INC.                                                 0
    27107                  MELDISCO - BUR 4125 CLEVELAND AVE., FL., INC.                                                0
    27108                  MELDISCO - GORD 10001 E. 71ST ST., SOUTH, OK., INC.                                          0
    27109                  MELDISCO - GORD 930 S. BURLINGTON, NE., INC.                                                 0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27110                  MELDISCO - GORD 81 LUDWIG DR., IL., INC.                                                     0
    27111                  MELDISCO - GORD 200 CROSSROADS CENTER, IA., INC.                                             0
    27112                  MELDISCO - GORD 17202 LAKESIDE HILLS PLAZA, NE., INC.                                        0
    27113                  MELDISCO - GORD 9350 SHERIDAN BLVD., CO., INC.                                               0
    27114                  MELDISCO - GORD 8760 BLUE RIDGE BLVD., MO., INC.                                             0
    27115                  MELDISCO - BUR 9129 WEST ATLANTIC BLVD., FL., INC.                                           0
    27116                  KLECKLEY AVENUE SHOE ZONE, INC.                                                              0
    27117                  MELDISCO - MCE 100 MAIN ST., NY., INC.                                                       0
    27118                  MELDISCO - GORD 9650 QUIVIRA, KS., INC.                                                      0
    27119                  MELDISCO - BM 1601 THIRD AVENUE, WA., INC.                                                   0
    27120                  MELDISCO - BM 2525 MAIN STREET, WA., INC.                                                    0
    27121                  MELDISCO - GORD 5100 14TH AVE. SW, ND., INC.                                                 0
    27122                  MELDISCO - GORD 4401 27TH ST., IL., INC.                                                     0
    27123                  MELDISCO - BM 4502 SOUTH STEELE #700, WA., INC.                                              0
    27124                  MELDISCO - GORD 4600 VINE ST., NE., INC.                                                     0
    27125                  MELDISCO - GORD 4001 S. LOUISE AVE., SD., INC.                                               0
    27126                  BELLAIRE GESSNER SHOE ZONE, INC.                                                             0
    27127                  MELDISCO - GORD 1800 N. 16TH ST., IA., INC.                                                  0
    27128                  SHOE ZONE #8476- HAVENSIGHT FOOTACTION, INC., DBA                                            0
    27129                  MELDISCO - GORD 5808 N. 90TH ST., NE., INC.                                                  0
    27130                  MELDISCO - GORD 6451 QUIVIRA RD., KS., INC.                                                  0
    27131                  MELDISCO - BM 18700 ALDERWOOD BLVD., WA., INC.                                               0
    27132                  MELDISCO - GORD 901 FORT CROOK RD., NE., INC.                                                0
    27133                  MELDISCO - GORD 1111 ALLEN DR., NE., INC.                                                    0
    27134                  MELDISCO - GORD 1400 WEST 22ND, IA., INC.                                                    0
    27135                  MELDISCO - BM 401 NORTH EAST NORTHGATE WAY, WA., INC.                                        0
    27136                  MELDISCO - GORD 1887 SOUTH YALE, OK., INC.                                                   0
    27137                  MELDISCO - BM 400 BELLEVUE SQUARE, WA., INC.                                                 0
    27138                  MELDISC0 - MCE 2 SMITH HAVEN MALL, NY., INC.                                                 0
    27139                  MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA  90017                                   0
    27140                  MELDISCO - BM 500 SOUTHCENTER MALL, WA., INC.                                                0
    27141                  MELDISCO - GORD 3501 32ND AVE. S., ND., INC.                                                 0
    27142                  MELDISCO - GORD 15892 MANCHESTER RD., MO., INC.                                              0
    27143                  MELDISCO - GORD 14400 E. ALAMEDA AVENUE, CO., INC.                                           0
    27144                  MELDISCO/PAY LESS 101 N. ELY, WA., INC.                                                  1,179
    27145                  MELDISCO W-W 3651 SO. MARYLAND PKWY., NV., INC.                                          1,154
    27146                  MELDISCO/PAY LESS 10355 FAIRVIEW AVE., ID., INC.                                           901
    27147                  MELDISCO/PAY LESS CANBY, OR., INC.                                                       1,070
    27148                  MELDISCO/PAY LESS CAMPBELL, OR., INC.                                                    1,179
    27149                  MELDISCO/PAY LESS CALIFORNIA AVE., WA., INC.                                               940
    27150                  MELDISCO/PAY LESS BRIDGEPORT WAY WEST, WA., INC.                                         1,020
    27151                  MELDISCO/PAY LESS BREMERTON, WA., INC.                                                   1,261
    27152                  MELDISCO/PAY LESS BONNEY LAKE, WA., INC.                                                   730
    27153                  MELDISCO/PAY LESS BLAINE, WA., INC.                                                      1,670
    27154                  MELDISCO/PAY LESS BAINBRIDGE ISLE, WA., INC.                                             1,457
    27155                  MELDISCO/PAY LESS ASHLAND, OR., INC.                                                     1,552
    27156                  MELDISCO/PAY LESS ARGONNE RD., WA., INC.                                                 1,015
    27157                  MELDISCO/PAY LESS 1920 LAS VEGAS BLVD. NORTH, NV., INC.                                    977
    27158                  MELDISCO/PAY LESS 1980 NORTH CARSON ST., NV., INC.                                       1,104

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27159                  MELDISCO/PAY LESS 1970 ECHO HOLLOW RD., OR., INC.                                        1,539
    27160                  MELDISCO/PAY LESS 2021 N.W. 185TH ST., OR., INC.                                         1,622
    27161                  MELDISCO - RA 7211 Elk Grove Blvd., CA., Inc.                                            1,132
    27162                  MELDISCO/PAY LESS 1001 N. BROADWAY, WA., INC.                                            1,683
    27163                  MELDISCO - MCE 112 EISENHOWER PARKWAY, NJ., INC.                                             0
    27164                  MELDISCO - MCE 151 WEST 34TH ST., NY., INC.                                                  0
    27165                  MELDISCO - MCE 200 COLONIE CENTER, NY., INC.                                                 0
    27166                  MELDISCO - MCE 300 LEHIGH VALLEY MALL, PA., INC.                                             0
    27167                  MELDISCO/PAY LESS 1815 E. FLAMINGO RD., NV., INC.                                        1,340
    27168                  MELDISCO/PAY LESS 1705 W. BROADWAY, ID., INC.                                              720
    27169                  MELDISCO/PAYLESS 610 N.E. 181ST., OR., INC.                                                918
    27170                  MELDISCO - MCE 420 FULTON ST., NY., INC.                                                     0
    27171                  MELDISCO - MCE 450 WASHINGTON ST., MA., INC.                                                 0
    27172                  MELDISCO/PAY LESS 11012 E. CANYON RD. #37, WA., INC.                                     1,064
    27173                  MELDISCO/PAY LESS 10103 EVERGREEN WAY, WA., INC.                                         1,085
    27174                  MELDISCO - MCE 40 MALL DRIVE EAST, NJ., INC.                                                 0
    27175                  MELDISCO - MCE 90-1 QUEENS BLVD., NY., INC.                                                  0
    27176                  MELDISCO/PAY LESS ANACORTES, WA., INC.                                                   1,355
    27177                  MELDISCO/PAY LESS ALOHA, OR., INC.                                                       1,050
    27178                  MELDISCO/PAY LESS ABERDEEN, WA., INC.                                                    1,071
    27179                  MELDISCO/PAY LESS  1310 HWY. 101, OR., INC.                                              2,649
    27180                  Meldisco-MCW 275 Kaahumanu Ave., Hi., Inc.                                                   0
    27181                  MELDISCO/PAY LESS ALLEN BLVD., OR., INC.                                                 1,189
    27182                  MELDISCO - MCW 341 SUN VALLEY MALL, CA., INC.                                                0
    27183                  MELDISCO/PAY LESS STE. E, TIGARD, OR., INC.                                              1,293
    27184                  MELDISCO - MCE ROCKAWAY TOWN SQUARE MALL, NJ., INC.                                          0
    27185                  MELDISCO - MCE ROUTE 38 & HADDONFIELD RD., NJ., INC.                                         0
    27186                  MELDISCO - MCE ROUTE 59 NANUET MALL, NY., INC.                                               0
    27187                  MELDISCO - MCE BALTIMORE PIKE & SPROUL RD., PA., INC.                                        0
    27188                  ROCKLAND PLAZA SHOE ZONE, INC.                                                               0
    27189                  NORTHLINE MALL SHOE ZONE, INC.                                                               0
    27190                  MELDISCO - GORD 1901 N. MARKET ST., IL., INC.                                                0
    27191                  MELDISCO - GORD 2500 TRANSIT AVE., IA., INC.                                                 0
    27192                  MELDISCO - MCW 414 K ST., CA., INC.                                                          0
    27193                  MELDISCO - GORD 2201 WEST MEMORIAL RD., OK., INC.                                            0
    27194                  MELDISCO - MCW 500 VINTAGE FAIRE, CA., INC                                                   0
    27195                  MELDISCO - MCE NORTH SHORE MALL ROUTE 114, MA., INC.                                         0
    27196                  SHARPSTOWN SHOE ZONE, INC.                                                                   0
    27197                  MELDISCO/PAY LESS SOUTH YAKIMA AVE. #A, WA., INC.                                        1,272
    27198                  MELDISCO/PAY LESS SOUTH GRADY WAY, WA., INC.                                             1,100
    27199                  MELDISCO/PAY LESS SILVERDALE, WA., INC.                                                    986
    27200                  MELDISCO/PAY LESS PORT ANGELES, WA., INC.                                                1,152
    27201                  MELDISCO - MCW 98-205 KAONOHI ST., NY., INC.                                                 0
    27202                  MELDISCO - MCW 100 DEL MONTE CENTER, CA., INC.                                               0
    27203                  MELDISCO - MCW 170 O'FARRELL ST., CA., INC.                                                  0
    27204                  MELDISCO - MCW 200 EAST CYPRESS AVENUE, CA., INC.                                            0
    27205                  MELDISCO - MCW 200 WESTMINSTER MALL, CA., INC.                                               0
    27206                  MELDISCO - MCW 300 STANFORD MALL, CA., INC.                                                  0
    27207                  MELDISCO - MCW 301 HILLSDALE MALL, CA., INC.                                                 0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27208                  MELDISCO/PAY LESS 9200 RAINIER AVE. SOUTH, WA., INC.                                     1,243
    27209                  MELDISCO/PAY LESS 860 NO. FAIRFIELD RD., UT., INC.                                       1,241
    27210                  MELDISCO/PAY LESS 1400 W. 6TH ST., OR., INC.                                               821
    27211                  MELDISCO/PAY LESS 1268 LEE BLVD., WA., INC.                                              1,439
    27212                  MELDISCO/PAY LESS 1515 MARVIN RD. N.E., WA., INC.                                          225
    27213                  MELDISCO/PAY LESS 1642 WILLIAMS HWY., OR., INC.                                          2,064
    27214                  MELDISCO/PAY LESS 1560 COBURG RD., OR., INC.                                             1,262
    27215                  MELDISCO/PAY LESS 1555 N.E. DIVISION, OR., INC.                                            743
    27216                  MELDISCO/PAY LESS 1651 S.W. ODEM MEDO RD., OR., INC.                                     1,190
    27217                  MELDISCO/PAY LESS 1645 E. HARBOR ST., OR., INC.                                          2,208
    27218                  MELDISCO/PAY LESS 1814 N.E. 41ST ST., OR., INC.                                            683
    27219                  MELDISCO/PAY LESS 1509 AUBURN WAY SO., WA., INC.                                           306
    27220                  MELDISCO - GORD 2590 HUBBELL AVE., IA., INC.                                                 0
    27221                  MELDISCO - GORD 3000 NW 59TH ST., OK., INC.                                                  0
    27222                  MELDISCO - GORD 3303 S. CAMPBELL AVE., MO., INC.                                             0
    27223                  MELDISCO - GORD 3231 SOUTH VETERAN'S PARK, IL., INC.                                         0
    27224                  MELDISCO/PAY LESS WOODINVILLE, WA., INC.                                                   920
    27225                  MELDISCO/PAY LESS WILSONVILLE RD., OR., INC.                                             1,131
    27226                  MELDISCO/PAY LESS WESTWOOD VILLAGE WAY, WA., INC.                                        1,216
    27227                  MELDISCO/PAY LESS WEST NOB HILL BLVD., WA., INC.                                           811
    27228                  MELDISCO - MCE WALT WHITMAN MALL, NY., INC.                                                  0
    27229                  MELDISCO/PAY LESS VALLEY N. S/C, WA., INC.                                                 885
    27230                  MELDISCO/PAY LESS TRIANGLE SHOPPING CTR., WA., INC.                                      1,383
    27231                  MELDISCO - MCW 555 BROADWAY AVENUE, CA., INC.                                                0
    27232                  MELDISCO/PAY LESS PORT ORCHARD, WA., INC.                                                1,258
    27233                  MELDISCO/PAY LESS PULLMAN, WA., INC.                                                     1,063
    27234                  MELDISCO/PAY LESS RENTON, WA., INC.                                                          0
    27235                  MELDISCO - MCE 5400 AVENUE U, NY., INC.                                                      0
    27236                  MELDISCO - MCE 4401 BLACK HORSE PIKE, NJ., INC.                                              0
    27237                  MELDISCO - MCE 4298 MILLENIA BLVD., FL., INC.                                                0
    27238                  MELDISCO - MCE 3710 HIGHWAY 9 SOUTH, NJ., INC.                                               0
    27239                  MELDISCO - MCE 1201 HOOPER AVENUE, NJ., INC.                                                 0
    27240                  MELDISCO - MCE GREEN ACRES MALL, NY., INC.                                                   0
    27241                  MELDISCO - MCE MONMOUTH MALL, NJ., INC.                                                      0
    27242                  MELDISCO/PAY LESS STANWOOD, WA., INC.                                                    2,193
    27243                  MELDISCO/PAY LESS 660 E. BOISE AVE., ID., INC.                                           1,351
    27244                  MELDISCO/PAY LESS 461 WEST WILLIAMS AVE., NV., INC.                                      1,181
    27245                  MELDISCO/PAY LESS 1430 N.W. GARDEN VALLEY BLVD., OR., INC.                               2,004
    27246                  MELDISCO/PAY LESS 181 N.E. HAMPE WAY, WA., INC.                                            969
    27247                  MELDISCO/PAY LESS 1139 ADDISON AVE. E., ID., INC.                                          665
    27248                  MELDISCO/PAY LESS 12TH ST, CO., INC.                                                     1,109
    27249                  MELDISCO/PAY LESS 1300 EAST 12300 SO., UT., INC.                                           680
    27250                  MELDISCO/PAY LESS EAST 810-29TH AVE., WA., INC.                                            919
    27251                  MELDISCO/PAY LESS COLUMBIA CTR., WA., INC.                                                 824
    27252                  MELDISCO/PAY LESS COOPER POINT RD., WA., INC.                                              868
    27253                  MELDISCO/PAY LESS EAST 2929, SPOKANE, WA., INC.                                          1,053
    27254                  MELDISCO/PAY LESS 1201 U.S. HWY. 99, OR., INC.                                           1,457
    27255                  MELDISCO/PAY LESS 1900 S.W. COURT PLACE, OR., INC.                                       1,090
    27256                  MELDISCO/PAY LESS 922 N.W. CIRCLE BLVD., OR., INC.                                       1,249

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27257                  MELDISCO/PAY LESS HAMPDEN AVE., CO., INC.                                                1,583
    27258                  MELDISCO/PAY LESS NORTHGLENN, CO., INC.                                                    937
    27259                  MELDISCO/PAY LESS HARRISVILLE, UT., INC.                                                 1,016
    27260                  MELDISCO/PAY LESS 598 N. WILBUR AVE., WA., INC.                                          1,072
    27261                  MELDISCO/PAY LESS 501 S.W. 148TH, WA., INC.                                              1,347
    27262                  MELDISCO/PAY LESS 435 LIBERTY ST., OR., INC.                                               905
    27263                  MELDISCO/PAY LESS 333 WESTFIELD ST., OR., INC.                                             928
    27264                  MELDISCO/PAY LESS LEWISTON CENTER, ID., INC.                                             1,152
    27265                  MELDISCO/PAY LESS 4920-A EVERGREEN, WA., INC.                                            1,217
    27266                  MELDISCO/PAY LESS 5431 S.W. BVRTN/HILLSDALE HWY., OR., INC.                              1,208
    27267                  MELDISCO/PAY LESS 5452 RIVER RD. N., OR., INC.                                           1,083
    27268                  MELDISCO/PAY LESS 5606 SUMMIT VIEW AVE., WA., INC.                                         958
    27269                  MELDISCO/PAY LESS 6802 SOUTH 19TH ST., WA., INC.                                         1,429
    27270                  MELDISCO/PAY LESS 7500-A 196TH ST., WA., INC.                                            1,103
    27271                  MELDISCO/PAY LESS 9820 N.E. 132ND ST., WA., INC.                                           741
    27272                  MELDISCO/PAY LESS 802 THIRD AVE., WA., INC.                                                  0
    27273                  MELDISCO/PAY LESS 831 LANCASTER DR. N.E., OR., INC.                                      1,199
    27274                  MELDISCO/PAY LESS 900 E. MERIDAN #23, WA., INC.                                          1,359
    27275                  MELDISCO/PAY LESS YUMA, AZ., INC.                                                        1,002
    27276                  MELDISCO/PAY LESS 251 MARYSVILLE MALL, WA., INC.                                           941
    27277                  MELDISCO/PAY LESS 7714 DIVISION N., WA., INC.                                              692
    27278                  MELDISCO/PAY LESS 8121-80TH NW. ST., WA., INC.                                           1,063
    27279                  MELDISCO/PAY LESS NO. STATE ST., UT., INC.                                               1,031
    27280                  MELDISCO/PAY LESS JEWELL AVE., CO., INC.                                                 1,704
    27281                  MELDISCO/PAY LESS IRONWOOD DR., ID., INC.                                                1,300
    27282                  MELDISCO/PAY LESS HOLLADAY, UT., INC.                                                      971
    27283                  MELDISCO/PAY LESS 4514 REGAL ST., WA., INC.                                                887
    27284                  MELDISCO/PAY LESS LAKE MEAD, NV., INC.                                                     637
    27285                  MELDISCO/PAY LESS NORTH 900 WEST, UT., INC.                                              2,441
    27286                  MELDISCO/PAY LESS 230 KESLO DR., WA., INC.                                               1,312
    27287                  MELDISCO/PAY LESS 215 N. 4TH ST., WA., INC.                                                834
    27288                  MELDISCO/PAY LESS 8156 GUIDE MERIDIAN R., WA., INC.                                      1,712
    27289                  MELDISCO/PAY LESS 4535 UNIVERSITY WAY, WA., INC.                                           194
    27290                  MELDISCO/PAY LESS 601 PIONEER WAY, WA., INC.                                               313
    27291                  MELDISCO/PAY LESS 319 PIKE ST., WA., INC.                                                  110
    27292                  MELDISCO/PAY LESS 981 MEDFORD CTR., OR., INC.                                            2,936
    27293                  MELDISCO/PAY LESS 930 HWY. 396 S., OR., INC.                                             1,010
    27294                  MELDISCO/PAY LESS MERIDIAN, ID., INC.                                                      797
    27295                  MELDISCO/PAY LESS LITTLETON, CO., INC.                                                     688
    27296                  MELDISCO - GORD 3860 ELMORE AVE., IA., INC.                                                  0
    27297                  MELDISCO - GORD 3245 TOPEKA BLVD., KS., INC.                                                 0
    27298                  MELDISCO/PAY LESS 5520 NORTH DIVISION, WA., INC.                                         1,144
    27299                  MELDISCO/PAY LESS TOTEM LAKE BLVD., WA., INC.                                              877
    27300                  MELDISCO/PAY LESS 205 PINE ST., WA., INC.                                                1,408
    27301                  MELDISCO/PAY LESS LORENZI BLVD., NV., INC.                                               1,018
    27302                  MELDISCO - MCE 7 BACKUS AVENUE, CT., INC.                                                    0
    27303                  MELDISCO/PAY LESS 8500-35TH AVE. NE., WA., INC.                                          1,617
    27304                  Galleria Pavilion Feet, Inc.                                                                 0
    27305                  MELDISCO/PAY LESS 57 W. 29TH AVE., OR., INC.                                               579

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27306                  MELDISCO K-M MCGALLIARD RD IND INC                                                      17,381
    27307                  MELDISCO K-M LANCASTER, OHIO, INC.                                                      18,583
    27308                  MELDISCO K-M MIAMI, FLA., INC.                                                          39,190
    27309                  MELDISCO K-M MADAWASKA, MAINE, INC.                                                      9,147
    27310                  MELDISCO K-M MARATHON, FLA., INC.                                                       17,245
    27311                  MELDISCO K-M MARTINEZ, GA., INC.                                                        12,539
    27312                  MELDISCO K-M JESUP, GA., INC.                                                           12,321
    27313                  MELDISCO K-M INDIAN RIPPLE RD., OHIO, INC.                                              11,647
    27314                  MELDISCO K-M HURON, S.D., INC.                                                          15,278
    27315                  MELDISCO K-M HOLYOKE, MASS., INC.                                                       23,829
    27316                  MELDISCO K-M HIGHWAY 58, TENN., INC.                                                     9,382
    27317                  MELDISCO K-M CONNERSVILLE IND INC                                                        7,826
    27318                  MELDISCO K-M LACEY, WASH., INC.                                                         15,490
    27319                  MELDISCO K-M KINGMAN, ARIZ., INC.                                                       15,372
    27320                  MELDISCO K-M MIDDLETOWN, OHIO, INC.                                                     11,643
    27321                  MELDISCO K-M MONTGOMERY BLVD., N. M., INC.                                              14,412
    27322                  MELDISCO K-M MOORESTOWN, N.J., INC.                                                     19,347
    27323                  MELDISCO K-M LAKE ST., MINN., INC.                                                      58,848
    27324                  MELDISCO K-M DEPEW, N.Y., INC.                                                          29,134
    27325                  MELDISCO K-M DAVENPORT, IA., INC.                                                       12,747
    27326                  MELDISCO K-M GRANDVIEW BLVD., PA., INC.                                                 14,764
    27327                  MELDISCO K-M FRANKFORT, KY., INC.                                                        9,763
    27328                  MELDISCO K-M FAIRHAVEN, MASS., INC.                                                     27,635
    27329                  MELDISCO K-M ELKTON, MD., INC.                                                          15,227
    27330                  MELDISCO K-M DOUGLASVILLE, GA., INC.                                                    10,305
    27331                  MELDISCO K-M SMITHFIELD, N.C., INC.                                                      8,888
    27332                  MELDISCO K-M HERTEL AVE., N.Y., INC.                                                    29,401
    27333                  MELDISCO K-M STRAFFORD-WAYNE, PA., INC.                                                 14,007
    27334                  MELDISCO K-M SPRINGFIELD, ORE., INC.                                                         0
    27335                  MELDISCO K-M SOLON, OHIO, INC.                                                          16,448
    27336                  MELDISCO K-M ALGONA, IOWA, INC.                                                         13,683
    27337                  CRYSTAL LAKE, ILL., MELDISCO K-M, INC.                                                  11,391
    27338                  MELDISCO K-M WOODBURY AVE., N.H., INC.                                                  12,402
    27339                  MELDISCO K-M THIEF RIVER FALLS, MINN., INC.                                             21,571
    27340                  MELDISCO K-M SUPERIOR, WISC., INC.                                                      15,124
    27341                  MELDISCO K-M ANAHEIM, CAL., INC.                                                        26,773
    27342                  MELDISCO K-M BEAUFORT, S.C., INC.                                                       16,006
    27343                  MELDISCO K-M AURORA AVE., WASH., INC.                                                   19,313
    27344                  MELDISCO K-M ARAMINGO AVE., PA., INC.                                                   49,036
    27345                  MELDISCO/PAY LESS SE DIVISION ST., OR., INC.                                               987
    27346                  MELDISCO/PAY LESS 15801 PACIFIC AVE., WA., INC.                                          1,096
    27347                  MELDISCO/PAY LESS 2680 S. SANTIAM HWY., OR., INC.                                        1,179
    27348                  MELDISCO/PAY LESS 2603 THIRD AVE., WA., INC.                                               496
    27349                  MELDISCO/PAY LESS 2515 MAIN ST., WA., INC.                                               1,130
    27350                  MELDISCO/PAY LESS 15100 S.E. 38TH ST., WA., INC.                                           890
    27351                  MELDISCO/PAY LESS 11190 S.W. BARNES RD., OR., INC.                                         471
    27352                  MELDISCO/PAYLESS LAS VEGAS, NV., INC.                                                      619
    27353                  MELDISCO/PAY LESS SECOND & ANDERSON, OR., INC.                                           1,316
    27354                  MELDISCO/PAY LESS 16232 EVERETT HWY., WA., INC.                                          1,084

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27355                  MELDISCO/PAY LESS MILTON FREEWATER, OR., INC.                                              562
    27356                  MELDISCO/PAY LESS MID-VALLEY MALL BLK C #1, WA., INC.                                      922
    27357                  MELDISCO/PAY LESS 17051 S.E. 272 ST. #24, WA., INC.                                        993
    27358                  MELDISCO/PAY LESS 18600-B 33RD AVE., WA., INC.                                           1,110
    27359                  MELDISCO/PAY LESS 19107 BOTHELL WAY, WA., INC.                                             371
    27360                  MELDISCO/PAY LESS GUIDE-MERIDAN AVE., WA., INC.                                          1,310
    27361                  MELDISCO/PAY LESS GRAVELLY LAKE DR., WA., INC.                                           1,154
    27362                  MELDISCO/PAY LESS OREGON CITY S/C, OR., INC.                                             2,070
    27363                  MELDISCO/PAY LESS 2440 S.E. 39TH ST., OR., INC.                                            648
    27364                  MELDISCO/PAY LESS NORTH PEARL ST., WA., INC.                                             1,113
    27365                  MELDISCO/PAY LESS 16261-3 HWY. 101, OR., INC.                                            3,841
    27366                  MELDISCO/PAY LESS 3208 N.E. SUNSET RD., WA., INC.                                        1,197
    27367                  MELDISCO/PAY LESS 2740 S. SIXTH ST., OR., INC.                                           1,160
    27368                  MELDISCO/PAY LESS 3055 CEDAR HILLS BLVD., OR., INC.                                        969
    27369                  MELDISCO/PAY LESS 2707 RAINIER AVE., WA., INC.                                           1,936
    27370                  MELDISCO/PAY LESS GRANTS PASS S/C, OR., INC.                                             2,386
    27371                  MELDISCO/PAY LESS GRANDE RONDE PLAZA, OR., INC.                                          1,432
    27372                  MELDISCO/PAY LESS EDMONDS, WA., INC.                                                     1,342
    27373                  MELDISCO/PAY LESS 22631 BOTHELL WAY S.E., WA., INC.                                        940
    27374                  MELDISCO/PAY LESS 2507 WELLESLEY AVE., WA., INC.                                           846
    27375                  MELDISCO/PAY LESS GEORGE WASHINGTON WAY, WA., INC.                                         446
    27376                  MELDISCO/PAY LESS FLAMINGO & RAINBOW, NV., INC.                                            458
    27377                  MELDISCO/PAY LESS 12080 S.W. MAIN, OR., INC.                                             1,022
    27378                  MELDISCO/PAY LESS 12240 SW SCHOLLS FERRY RD., OR., INC.                                    839
    27379                  MELDISCO/PAY LESS 13201 AURORA AVE. N., WA., INC.                                        1,717
    27380                  MELDISCO/PAY LESS 14880 N.E. 24TH ST., WA., INC.                                           932
    27381                  MELDISCO/PAY LESS 17220 REDMOND WAY, WA., INC.                                             703
    27382                  MELDISCO/PAY LESS ENUMCLAW, WA., INC.                                                    1,709
    27383                  MELDISCO/PAY LESS GILLMAN BLVD., WA., INC.                                                 298
    27384                  MELDISCO/PAY LESS 11930 S.E. DIVISION ST., OR., INC.                                       946
    27385                  MELDISCO/PAY LESS 12002 SE SUNNYSIDE RD., OR., INC.                                        996
    27386                  MELDISCO/PAY LESS SEASIDE, OR., INC.                                                     2,100
    27387                  MELDISCO/PAY LESS EAST 3RD ST., OR., INC.                                                2,694
    27388                  MELDISCO/PAY LESS EAST 12115 SPRAGUE AVE., WA., INC.                                     1,455
    27389                  MELDISCO/PAY LESS NORTH BEND, OR., INC.                                                  1,205
    27390                  MELDISCO/PAY LESS LAKE STEVENS, WA., INC.                                                1,382
    27391                  MELDISCO/PAY LESS 8005 S. VIRGINIA ST., NV., INC.                                          930
    27392                  MELDISCO/PAY LESS 7000 SO., UT., INC.                                                    1,067
    27393                  MELDISCO/PAY LESS 7670 FAIRVIEW AVE., ID., INC.                                            297
    27394                  MELDISCO/PAY LESS 7575 W. VEGAS DR., NV.,INC.                                              463
    27395                  MELDISCO/PAY LESS 7020 W. STATE ST., ID., INC.                                             766
    27396                  MELDISCO/PAY LESS 5486 SUN VALLEY BLVD., NV., INC.                                         985
    27397                  MELDISCO/PAY LESS 6686 E. LAKE MEAD BLVD., NV., INC.                                       909
    27398                  MELDISCO/PAY LESS 5673 SO. 1900 W., UT., INC.                                            1,729
    27399                  MELDISCO/PAY LESS 5675 S. RAINBOW BLVD., NV., INC.                                         998
    27400                  MELDISCO/PAY LESS 6100 W. VEGAS DR., NV., INC.                                             969
    27401                  MELDISCO/PAY LESS 2992 "F" RD., CO., INC.                                                  555
    27402                  MELDISCO/PAY LESS 3115 NORTH LAS VEGAS BLVD., NV., INC.                                  1,004
    27403                  MELDISCO/PAY LESS 3300 SO., UT., INC.                                                    1,054

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27404                  MELDISCO/PAY LESS W. PULLMAN RD., ID., INC.                                              1,090
    27405                  MELDISCO/PAY LESS E. MISSISSIPPI, CO., INC.                                              1,173
    27406                  MELDISCO/PAY LESS EAST WINDMILL LANE, NV., INC.                                            439
    27407                  MELDISCO/PAY LESS FOOTHILLS, CO., INC.                                                     715
    27408                  MELDISCO/PAY LESS GIG HARBOR, WA., INC.                                                  1,365
    27409                  MELDISCO/PAY LESS 1695 ROBB DRIVE, NV., INC.                                               808
    27410                  MELDISCO/PAY LESS SEDONA, AZ., INC.                                                      1,289
    27411                  MELDISCO/PAY LESS SO. 9TH E., UT., INC.                                                  1,224
    27412                  MELDISCO/PAY LESS SOUTH 7TH E., UT., INC.                                                1,190
    27413                  MELDISCO/PAY LESS SPRINGCREEK,WY.,INC.                                                       0
    27414                  MELDISCO/PAY LESS ST. GEORGE, UT., INC.                                                    871
    27415                  MELDISCO/PAY LESS TAYLORSVILLE, UT., INC.                                                1,471
    27416                  MELDISCO/PAY LESS 178 W. ELLENDALE AVE., OR., INC.                                         944
    27417                  MELDISCO/PAY LESS 1550 NORTH STATE ST., UT., INC.                                          377
    27418                  MELDISCO/PAY LESS 1350 POMERELLE AVE., ID., INC.                                           558
    27419                  MELDISCO/PAY LESS 1410 EAST PRATER WAY, NV., INC.                                        1,192
    27420                  MELDISCO/PAY LESS 1515 NORTHGATE MILE, ID., INC.                                           787
    27421                  MELDISCO/PAY LESS 1515 W. CRAIG RD., NV., INC.                                             449
    27422                  MELDISCO/PAY LESS 1515 W. STATE ST., ID., INC.                                             884
    27423                  MELDISCO/PAY LESS 19861 STATE ROUTE 2, WA., INC.                                         1,692
    27424                  MELDISCO/PAY LESS 19475 7TH AVE. N.E., WA., INC.                                         2,420
    27425                  MELDISCO/PAY LESS LAKE OSWEGO, OR., INC..                                                  264
    27426                  MELDISCO/PAY LESS LACEY, WA., INC.                                                       1,040
    27427                  MELDISCO/PAY LESS ISSAQUAH, WA., INC.                                                    1,009
    27428                  MELDISCO/PAY LESS HOOD RIVER, OR., INC.                                                  1,071
    27429                  MELDISCO/PAY LESS FACTORIA SQ., WA., INC.                                                  998
    27430                  MELDISCO/PAY LESS EAST WISHKAH, WA., INC.                                                1,366
    27431                  MELDISCO/PAY LESS 22311 MOUNTAIN HIGHWAY EAST, WA., INC.                                   854
    27432                  MELDISCO/PAY LESS 18022 6TH AVE. NE., WA., INC.                                            952
    27433                  MELDISCO/PAY LESS 11601 WEST BOWLES AVE., CO., INC.                                        935
    27434                  MELDISCO/PAY LESS 130-20TH AVE., WA., INC.                                                 841
    27435                  MELDISCO/PAY LESS ARAPAHOE, CO., INC.                                                        0
    27436                  MELDISCO/PAY LESS 20901 E. SMOKY HILL RD., CO., INC.                                       885
    27437                  MELDISCO/PAY LESS COLFAX, CO., INC.                                                        900
    27438                  MELDISCO/PAY LESS CENTRAILA, WA., INC.                                                   1,165
    27439                  MELDISCO/PAY LESS BROADWAY, CO., INC.                                                      672
    27440                  MELDISCO/PAY LESS 9350 WEST SAHARA AVE., NV., INC.                                         708
    27441                  MELDISCO/PAY LESS 8675 SOUTH QUEBEC ST., CO., INC.                                           0
    27442                  MELDISCO/PAY LESS 24044 104TH AVE. S.E., WA., INC.                                       1,039
    27443                  MELDISCO/PAY LESS 8611 SPRING MOUNTAIN RD., NV., INC.                                      501
    27444                  MELDISCO/PAY LESS 3460 SO. 5600 WEST, UT., INC.                                          1,261
    27445                  MELDISCO/PAY LESS 3485 LAKE MEAD BLVD., NV., INC.                                        1,132
    27446                  MELDISCO/PAY LESS 3830 W. SAHARA, NV., INC.                                              1,549
    27447                  MELDISCO/PAY LESS 4911 CRAIG RD., NV., INC.                                                981
    27448                  MELDISCO/PAY LESS CALDWELL, ID., INC.                                                      965
    27449                  MELDISCO/PAY LESS BLACKFOOT, ID., INC.                                                     456
    27450                  MELDISCO/PAY LESS BOULDER, CO., INC.                                                     1,078
    27451                  MELDISCO/PAY LESS BOUNTIFUL, UT., INC.                                                   1,207
    27452                  MELDISCO/PAY LESS BRINGHAM CITY, UT., INC.                                                 901

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27453                  MELDISCO/PAY LESS 5230 FRANKLIN RD., ID., INC.                                             725
    27454                  MELDISCO/PAY LESS OREM, UT., INC.                                                          974
    27455                  MELDISCO/PAY LESS RAINBOW BLVD., NV., INC.                                                 781
    27456                  MELDISCO/PAY LESS 20518-108TH AVE. SE., WA., INC.                                          976
    27457                  MELDISCO/PAY LESS LINCOLN CITY, OR., INC.                                                1,829
    27458                  MELDISCO/PAY LESS 2131 S.W. 336TH, WA., INC.                                               906
    27459                  MELDISCO/PAY LESS 2336 N. COAST HWY., OR., INC.                                          1,358
    27460                  MELDISCO/PAY LESS 2425 S.E. TUALATIN VALLEY, OR., INC.                                   1,250
    27461                  MELDISCO/PAY LESS 2050 E. THIRD ST., OR., INC.                                           2,467
    27462                  MELDISCO/PAY LESS COLORADO BLVD., CO., INC.                                              1,490
    27463                  MELDISCO/PAY LESS DENVER, CO., INC.                                                        788
    27464                  MELDISCO/PAY LESS GLENWOOD SPRING, CO., INC.                                               556
    27465                  MELDISCO/PAY LESS GREELEY, CO., INC.                                                       605
    27466                  MELDISCO/PAY LESS GREENVALLEY PKWY., NV., INC.                                             787
    27467                  MELDISCO/PAY LESS 8500 S. EASTERN BLVD., NV., INC.                                         480
    27468                  MELDISCO/PAY LESS 2100 SO. 23RD E., UT., INC.                                              935
    27469                  MELDISCO/PAY LESS 2513 S. NELLIS BLVD., NV., INC.                                        1,001
    27470                  MELDISCO/PAY LESS 4975 EAST TROPICANA AVE., NV., INC.                                      720
    27471                  MELDISCO/PAY LESS 700 S.E. 3RD ST., OR., INC.                                              956
    27472                  MELDISCO/PAY LESS 785 S. COLUMBIA RIVER HWY., OR., INC.                                  1,332
    27473                  MELDISCO/PAY LESS 1327 HWY. 395, NV., INC.                                               1,998
    27474                  MELDISCO/PAY LESS 120-106TH AVE. NE., WA., INC.                                            871
    27475                  MELDISCO/PAY LESS 1524 BIRCHWOOD AVE., WA., INC.                                         1,242
    27476                  MELDISCO/PAY LESS 4346 N.E. CULLY BLVD., OR., INC.                                         794
    27477                  MELDISCO/PAY LESS 1235 WAVERLY DR. S.E., OR., INC.                                       1,470
    27478                  MELDISCO/PAY LESS 1231 AUBURN WAY, WA., INC.                                               788
    27479                  MELDISCO/PAY LESS 1225 E. SUNSET DR. ST. 110, WA., INC.                                  1,098
    27480                  MELDISCO/PAY LESS 451 DIENHARD LANE, ID., INC.                                           1,802
    27481                  MELDISCO/PAY LESS 333 N. SANDHILL BLVD., NV., INC.                                       1,507
    27482                  MELDISCO/PAY LESS 28TH ST., CO., INC.                                                      388
    27483                  MELDISCO/PAY LESS 26200 PACIFIC HWY. SO., WA., INC.                                      1,190
    27484                  MELDISCO/PAY LESS 31009 PACIFIC HWY., WA., INC.                                            888
    27485                  MELDISCO/PAY LESS 1ST AVE., CO., INC.                                                      889
    27486                  MELDISCO/PAY LESS 75 WEST PRAIRIE AVE., ID., INC.                                        1,118
    27487                  MELDISCO/PAY LESS 950 IRON HORSE DR., UT., INC.                                          1,761
    27488                  MELDISCO/PAY LESS 1323 EAST MAIN AVE., WA., INC.                                         1,151
    27489                  MELDISCO/PAY LESS 750 16TH ST., CO., INC.                                                  704
    27490                  MELDISCO/PAY LESS 819 N. MAIN ST., UT., INC.                                               745
    27491                  MELDISCO/PAY LESS 1400 W. PARK PLAZA, OR., INC.                                            704
    27492                  MELDISCO/PAY LESS 4500 COMMERCIAL STREET S.E., OR., INC.                                   943
    27493                  MELDISCO/PAY LESS 24TH ST., UT., INC.                                                    1,171
    27494                  MELDISCO/PAY LESS 635 EAST, UT., INC.                                                    1,579
    27495                  MELDISCO/PAY LESS 600 W. CATALENA DR., AZ., INC.                                           532
    27496                  MELDISCO/PAY LESS 11907 W. ALAMEDA PARKWAY, CO., INC.                                      662
    27497                  MELDISCO/PAY LESS 4220 WHEATON VALLEY WAY N.E., WA., INC.                                1,814
    27498                  MELDISCO/PAY LESS 3704-172ND NE. #F, WA., INC.                                           1,603
    27499                  MELDISCO/PAY LESS 606 OMACHE DR., RT.2, BOX 2101, WA., INC.                                962
    27500                  Valley View Shopping Ctr. Footaction, Inc.                                                   0
    27501                  Washington Footaction, Inc.                                                                  0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27502                  Southwest Center Footaction, Inc.                                                            0
    27503                  MELDISCO K-M MURRELLS INLET, SC., INC.                                                  13,105
    27504                  La Plaza Mall Footaction, Inc.                                                               0
    27505                  BERKLEY MALL FOOTACTION, INC.                                                                0
    27506                  Parkdale Mall Footaction, Inc.                                                               0
    27507                  Ocean County Mall Footaction, Inc.                                                           0
    27508                  Puente Hills Footaction, Inc.                                                                0
    27509                  Mall of Americas Footaction, Inc.                                                            0
    27510                  Mall St. Vincent Footaction, Inc.                                                            0
    27511                  Forest Village Park Footaction, Inc.                                                         0
    27512                  Washington Square Footaction, Inc.                                                          35
    27513                  Acadiana Footaction, Inc.                                                                    0
    27514                  Albany Mall Footaction, Inc.                                                                 0
    27515                  Albuquerque Footaction, Inc.                                                                 0
    27516                  Aurora Footaction, Inc.                                                                     10
    27517                  Baldwin Hills Footaction, Inc.                                                               0
    27518                  Bergen Footaction, Inc.                                                                      0
    27519                  The Parks Footaction, Inc.                                                                   0
    27520                  Stony Brook Footaction, Inc.                                                                 0
    27521                  St. Louis Center Footaction, Inc.                                                            0
    27522                  South Park Mall Footaction, Inc.                                                             0
    27523                  COLUMBIA FOOTACTION, INC.                                                                    0
    27524                  Collin Creek Footaction, Inc.                                                                0
    27525                  Birchwood Mall Footaction, Inc.                                                              0
    27526                  Hanes Mall Footaction, Inc.                                                                  0
    27527                  Tulsa Promenade Footaction, Inc.                                                             0
    27528                  MELDISCO - MCE 100 PARAMUS PARK, NJ., INC.                                                   0
    27529                  Westfarms Open Country, Inc.                                                                75
    27530                  Cumberland Mall Footaction, Inc.                                                             0
    27531                  Eagle Ridge Footaction, Inc.                                                                 0
    27532                  Almeda Footaction, Inc.                                                                      0
    27533                  EASTLAND MALL FOOTACTION, INC.                                                               0
    27534                  Edison Mall Footaction, Inc.                                                                 0
    27535                  Topanga Footaction, Inc.                                                                     0
    27536                  So. Orange Ave. Open Country, Inc.                                                           0
    27537                  MELDISCO K-M 901-99 MARKET ST., PA., INC.                                               39,559
    27538                  MELDISCO K-M 235 PROSPECT AVE., NJ., INC.                                               31,291
    27539                  White Plains Galleria Footaction, Inc.                                                       0
    27540                  Willowbrook Mall Footaction, Inc.                                                            0
    27541                  MELDISCO K-M 301 NOBLE CREEK DR., IN., INC.                                                  7
    27542                  HOMEWOOD, ILL., MELDISCO K-M, INC.                                                      53,823
    27543                  BELLEVILLE, IL., MELDISCO K-M, INC.                                                     11,592
    27544                  Madison Square Mall Footaction, Inc.                                                        72
    27545                  The Plaza Footaction, Inc.                                                                   0
    27546                  Rio-West Mall Footaction, Inc.                                                               0
    27547                  Rock Hill Mall Footaction, Inc.                                                              0
    27548                  Signal Hill Mall Footaction, Inc.                                                            0
    27549                  Las Americas Footaction, Inc.                                                                0
    27550                  16300 HARLEM, IL., MELDISCO K-M, INC.                                                   52,527

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27551                  CRESTWOOD, IL., MELDISCO K-M, INC.                                                      18,191
    27552                  MELDISCO K-M 701 SIXTY-EIGHTH ST., MI., INC.                                            33,131
    27553                  MELDISCO K-M 99 MATTHEWS DR., PA., INC.                                                 31,684
    27554                  MELDISCO K-M 200 KENT LANDING, MD., INC.                                                26,622
    27555                  MELDISCO K-M 19TH ST., TX., INC.                                                        22,669
    27556                  COURT ST., ILL., MELDISCO K-M, INC.                                                     30,638
    27557                  MELDISCO K-M 424 DAIRY RD., N.Y., INC.                                                  47,117
    27558                  MELDISCO K-M 363 SO. BROADWAY, CO., INC.                                                26,995
    27559                  MELDISCO K-M 400 WESTERN AVE., MA., INC.                                                25,466
    27560                  MELDISCO K-M 430 W. RIDGE RD., IN., INC.                                                23,319
    27561                  MELDISCO K-M 1470 NO. BRIDGE ST., OH., INC.                                             28,505
    27562                  MELDISCO K-M 1487 N. HIGH ST., OH., INC.                                                18,450
    27563                  MELDISCO K-M 1341 NW ST. LUCIE, FL., INC.                                                    0
    27564                  MELDISCO K-M 200 WHITE HORSE PIKE, N.J., INC.                                              288
    27565                  MELDISCO K-M 1701 W. EDGAR RD., N.J., INC.                                               1,509
    27566                  MELDISCO K-M 301 GARDNER FIELD RD., CA., INC.                                           11,887
    27567                  MELDISCO K-M 399 TARRYTOWN RD., N.Y., INC.                                              60,341
    27568                  MELDISCO K-M 500 KAMOKILA BLVD., NY., INC.                                              27,834
    27569                  MELDISCO K-M 839 NEW YORK AVE., N.Y., INC.                                              44,980
    27570                  MELDISCO K-M 11725 BUSTLETON AVE., PA., INC.                                            16,266
    27571                  MELDISCO K-M 209 KENTLANDS BLVD., MD., INC.                                             29,477
    27572                  MELDISCO K-M 5 GARDEN LANE, N.H., INC.                                                       0
    27573                  MELDISCO K-M 8TH ST., FL., INC.                                                         42,777
    27574                  MELDISCO K-M 1245 GERMANTOWN PARKWAY, TN., INC.                                          1,048
    27575                  MELDISCO K-M 10331 UNIVERSITY AVE., IA., INC.                                           15,873
    27576                  MELDISCO K-M 1000 NUTT ROAD, PA., INC.                                                  18,338
    27577                  MELDISCO K-M 250 WEST 34TH ST., N.Y., INC.                                             179,364
    27578                  MELDISCO K-M 975 FAIRMOUNT AVE., N.Y., INC.                                             18,636
    27579                  MELDISCO K-M 104 DANBURY RD., CT., INC.                                                      0
    27580                  MELDISCO K-M 720 CLAIRTON BLVD., PA., INC.                                              24,161
    27581                  MELDISCO K-M 250 NEW ROAD, NJ., INC.                                                    21,779
    27582                  MELDISCO K-M 3-10 ST. ESTATE THOMAS, V.I., INC.                                         35,539
    27583                  MELDISCO K-M 770 BROADWAY, N.Y., INC.                                                   49,056
    27584                  CHICAGO, IL., N. ELSTON, MELDISCO K-M, INC.                                             34,260
    27585                  MELDISCO K-M 511 W. SANILAC, MI., INC.                                                  20,092
    27586                  MELDISCO K-M MIDWAY PARK, N.C., INC.                                                    12,025
    27587                  MELDISCO K-M 480 WEST ST., N.H., INC.                                                        0
    27588                  MELDISCO K-M 550 FIRST COLONIAL RD., VA., INC.                                          19,526
    27589                  MELDISCO K-M 655 SUNLAND PARK, TX., INC.                                                23,455
    27590                  MELDISCO K-M 605 OLD COUNTRY RD., N.Y., INC.                                            25,636
    27591                  MELDISCO K-M 350 GROSSMAN DR., MA., INC.                                                31,551
    27592                  MELDISCO K-M 94-825 LUMININA ST., N.Y., INC.                                            36,299
    27593                  MELDISCO K-M 155 TWIN CITY MALL MO., INC.                                                9,820
    27594                  MELDISCO K-M 141 W. LEE HIGHWAY, VA., INC.                                                   0
    27595                  MELDISCO K-M 10501 PINES BLVD., FL., INC.                                               33,444
    27596                  MELDISCO K-M 987 ROUTE 6, N.Y., INC.                                                    25,574
    27597                  MELDISCO K-M MITCHELL, S.D., INC.                                                       14,338
    27598                  MELDISCO K-M LOS BANOS, CA., INC.                                                       17,377
    27599                  MELDISCO K-M LUFKIN, TX., INC.                                                           6,166

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27600                  MELDISCO K-M LUMBERTON, N.C., INC.                                                      14,386
    27601                  MELDISCO K-M LOCK HAVEN, PA., INC.                                                      13,785
    27602                  MELDISCO K-M LONG BEACH, MS., INC.                                                       3,067
    27603                  MELDISCO K-M LORAIN, OH., INC.                                                          28,676
    27604                  MELDISCO K-M LARAMIE, WY., INC.                                                         10,586
    27605                  MELDISCO K-M MALONE, N.Y., INC.                                                         29,503
    27606                  MELDISCO K-M MAPLEWOOD, MO., INC.                                                       18,214
    27607                  MELDISCO K-M MARKET PLACE, AL., INC.                                                    11,616
    27608                  MELDISCO K-M MARSHALL, MN., INC.                                                         9,768
    27609                  FOREST PARK, IL., MELDISCO K-M, INC.                                                    39,804
    27610                  FAIRVIEW HEIGHTS, IL., MELDISCO K-M, INC.                                               16,056
    27611                  MELDISCO K-M 875 EAST "H" ST., CA., INC.                                                26,947
    27612                  MELDISCO K-M 66-26 METROPOLITAN AVE., NY., INC.                                         74,520
    27613                  MELDISCO K-M MONROE, N. C., INC.                                                        19,326
    27614                  MELDISCO K-M WEST 3RD ST IND INC                                                        12,562
    27615                  MELDISCO K-M GROVE CITY, OH., INC.                                                      16,543
    27616                  MELDISCO K-M 2828 N BROADWAY IND INC                                                    11,705
    27617                  MELDISCO K-M BROOKLAWN, N.J., INC.                                                      28,248
    27618                  MELDISCO K-M ROOSEVELT BLVD., PA., INC.                                                 33,539
    27619                  MELDISCO K-M WEBSTER, MASS., INC.                                                       25,528
    27620                  MELDISCO K-M CLARION, PA., INC.                                                         13,051
    27621                  MELDISCO K-M TULLAHOMA, TENN., INC.                                                      9,071
    27622                  MELDISCO K-M THORNDALE, PA., INC.                                                       15,409
    27623                  EFFINGHAM, ILL., MELDISCO K-M, INC.                                                     10,477
    27624                  MELDISCO K-M CLEVELAND RD., GA., INC.                                                   18,412
    27625                  STEGER, ILL., MELDISCO K-M, INC.                                                        25,612
    27626                  MELDISCO K-M 2500 AIRPORT THRUWAY, GA., INC.                                            11,670
    27627                  MELDISCO K-M SPANISH FORK, UTAH, INC.                                                   11,185
    27628                  MELDISCO K-M RHINELANDER, WISC., INC.                                                    6,137
    27629                  MELDISCO K-M BARBERTON, OHIO, INC.                                                      24,943
    27630                  BELVIDERE, ILL., MELDISCO K-M, INC.                                                     10,296
    27631                  MELDISCO K-M MILFORD, CT., INC.                                                         35,007
    27632                  MELDISCO K-M WADSWORTH, OHIO, INC.                                                      12,695
    27633                  MELDISCO K-M EL PASO, TX., INC.                                                         38,860
    27634                  MELDISCO K-M EPHRATA, PA., INC.                                                         25,745
    27635                  MELDISCO K-M SOMERVILLE, MASS., INC.                                                    44,241
    27636                  MELDISCO K-M MANDEVILLE, LA., INC                                                       16,773
    27637                  MELDISCO K-M JONESBORO, ARK., INC.                                                      12,910
    27638                  MELDISCO K-M HUNT RD., OHIO, INC.                                                       14,098
    27639                  MELDISCO K-M LOVELAND, COLO., INC.                                                      15,401
    27640                  SANDY HOLLOW RD., ILL., MELDISCO K-M, INC.                                              20,936
    27641                  VERMILION ST., ILL., MELDISCO K-M, INC.                                                 10,461
    27642                  STERLING, ILL., MELDISCO K-M, INC.                                                      14,077
    27643                  SPRINGFIELD, ILL., MELDISCO K-M, INC.                                                   11,435
    27644                  ROCKFORD, ILL., MELDISCO K-M, INC.                                                      15,928
    27645                  QUINCY, ILL., MELDISCO K-M, INC.                                                        20,396
    27646                  PERU TWP., ILL., MELDISCO K-M, INC.                                                     14,344
    27647                  PEKIN ILL., MELDISCO K-M, INC.                                                          17,397
    27648                  PALATINE, ILL., MELDISCO K-M, INC.                                                           0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27649                  NAPERVILLE, ILL., MELDISCO K-M, INC.                                                    20,901
    27650                  MILES SHOES MENDISCO K-M DYER ST., EL PASO, TEXAS, INC.                                  7,007
    27651                  MELDISCO K-M FT. OGLETHORPE, GA., INC.                                                  17,529
    27652                  MELDISCO K-M DEWITT, N.Y., INC.                                                         19,003
    27653                  MELDISCO K-M DIVISION ST. W. VA., INC.                                                  14,238
    27654                  MELDISCO K-M DONELSON, TENN, INC.                                                       15,223
    27655                  MELDISCO K-M DOTHAN, ALA., INC.                                                         10,587
    27656                  MELDISCO K-M DOVER, DEL., INC.                                                          23,562
    27657                  MELDISCO K-M DULUTH, MINN., INC.                                                        14,450
    27658                  MELDISCO K-M E. 51ST ST., OKLA., INC.                                                    8,076
    27659                  MELDISCO K-M E. BALTIMORE ST., MD., INC.                                                36,203
    27660                  MELDISCO K-M E. BROAD ST., ALA., INC.                                                   12,047
    27661                  MELDISCO K-M E. HIGH ST., PA., INC.                                                     15,791
    27662                  MELDISCO K-M E. MAIN ST., ARIZ., INC.                                                   17,535
    27663                  MELDISCO K-M E. MARIPOSA RD., CA., INC.                                                 30,943
    27664                  MELDISCO K-M ENGLEWOOD, OHIO, INC.                                                      11,505
    27665                  MELDISCO K-M ENID, OKLA., INC.                                                          16,313
    27666                  MELDISCO K-M EXTON, PA., INC.                                                           14,379
    27667                  MELDISCO K-M CLEMENTON, N.J., INC.                                                      25,930
    27668                  MELDISCO K-M COLISEUM BLVD N IND INC                                                    23,360
    27669                  MELDISCO K-M COMSTOCK TWP., MICH., INC.                                                      2
    27670                  MELDISCO K-M CONCORD AVE., CALIF., INC.                                                 21,993
    27671                  MELDISCO K-M CORAOPOLIS, PA., INC.                                                      16,716
    27672                  MELDISCO K-M CORONA, CALIF., INC.                                                          122
    27673                  MELDISCO K-M CORUNNA, MICH., INC.                                                       15,009
    27674                  MELDISCO K-M CROFTON, MD., INC.                                                         26,456
    27675                  MELDISCO K-M CROMWELL, CONN., INC.                                                      29,751
    27676                  MELDISCO K-M DALTON, GA., INC.                                                          12,265
    27677                  MELDISCO K-M DAWSON RD., GA., INC.                                                      18,173
    27678                  MELDISCO K-M DAYTON, OHIO, INC.                                                         15,735
    27679                  Lafayette Feet, Inc.                                                                         0
    27680                  Springfield Feet, Inc.                                                                       0
    27681                  Shreveport Feet, Inc.                                                                        0
    27682                  Laredo Feet, Inc.                                                                            0
    27683                  Covington Feet, Inc.                                                                         0
    27684                  Ft. Myers Feet, Inc.                                                                         0
    27685                  Morrow Feet, Inc.                                                                            0
    27686                  Mesquite Feet, Inc.                                                                          0
    27687                  New Orleans Feet, Inc.                                                                       0
    27688                  La Mesa Feet, Inc.                                                                           0
    27689                  Tempe Feet, Inc.                                                                             0
    27690                  San Diego Feet, Inc.                                                                         0
    27691                  Hialeah Feet, Inc.                                                                           0
    27692                  Houston Feet, Inc.                                                                           0
    27693                  Almeda Feet, Inc.                                                                            0
    27694                  East Towne Mall Feet, Inc.                                                                   0
    27695                  Aventura Feet, Inc.                                                                          0
    27696                  Oklahoma City Feet, Inc.                                                                     0
    27697                  Savannah Feet, Inc.                                                                          0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27698                  Little Rock Feet, Inc.                                                                       0
    27699                  Vista Feet, Inc.                                                                             0
    27700                  Austell Feet, Inc.                                                                           0
    27701                  West Palm Feet, Inc.                                                                         0
    27702                  Brownsville Feet, Inc.                                                                       0
    27703                  Hurst Feet, Inc.                                                                        31,059
    27704                  Riverchase Feet, Inc.                                                                      238
    27705                  Whitehall Feet, Inc.                                                                         0
    27706                  Princeton Feet, Inc.                                                                         0
    27707                  Southwest Freeway Feet, Inc.                                                                 0
    27708                  Daytona Beach Feet, Inc.                                                                     0
    27709                  Alpharetta Feet, Inc.                                                                        0
    27710                  MELDISCO - GORD 4731 WEST LAWRENCE, WI., INC.                                                0
    27711                  Desert Ridge Feet, Inc.                                                                      0
    27712                  Montgomery Feet, Inc.                                                                      212
    27713                  Norman Feet, Inc.                                                                            0
    27714                  MELDISCO K-M MURDOCK, FL., INC.                                                         20,508
    27715                  MELDISCO K-M MTN. LAUREL PLAZA, PA., INC.                                               20,627
    27716                  MELDISCO K-M MISSION, TX., INC.                                                         21,647
    27717                  MELDISCO K-M MILFORD, MI., INC.                                                         14,616
    27718                  MELDISCO K-M MOJAVE, CA., INC.                                                          23,800
    27719                  MELDISCO K-M MT. VERNON, OHIO, INC.                                                     14,780
    27720                  MELDISCO K-M 560 S. JEFFERSON AVE., TN., INC.                                           16,108
    27721                  MELDISCO K-M 600 N.E. BARRY RD., MO., INC.                                              11,069
    27722                  MELDISCO K-M 453 E. MAIN ST., GA., INC.                                                 11,847
    27723                  CHICAGO ADDISON, IL., MELDISCO K-M, INC.                                                66,762
    27724                  MELDISCO K-M BAD AXE, MICH., INC.                                                       12,240
    27725                  GALESBURG, ILL., MELDISCO K-M, INC.                                                     17,937
    27726                  CHICAGO, ILL., MELDISCO K-M, INC.                                                       61,562
    27727                  MCHENRY, IL., MELDISCO K-M , INC.                                                       11,803
    27728                  CANTON, ILL., MELDISCO K-M, INC.                                                        13,263
    27729                  1880 S.W. AVE., IL., MELDISCO K-M INC.                                                  15,094
    27730                  MELDISCO K-M 610 ROUTE 940 PA., INC.                                                    14,846
    27731                  MELDISCO K-M 5TH ST. HWY., PA., INC.                                                    31,991
    27732                  MELDISCO K-M 723 3RD AVE., IN., INC.                                                    15,355
    27733                  MELDISCO K-M GAYLORD, MICH., INC                                                        15,649
    27734                  MELDISCO K-M RICE LAKE, WISC., INC.                                                     14,023
    27735                  MELDISCO K-M 367 WASHINGTON ST., NH., INC.                                              13,269
    27736                  MELDISCO K-M 625 HWY. #136, WI., INC.                                                    9,815
    27737                  MELDISCO K-M 710 CHICAGO DRIVE, MI., INC.                                               16,742
    27738                  MELDISCO K-M 335 E. BASELINE RD., AZ., INC.                                             28,493
    27739                  MELDISCO K-M 815 E. INNES ST., NC., INC.                                                12,414
    27740                  MELDISCO K-M 830 MAIN ST., ME., INC.                                                     7,658
    27741                  MELDISCO K-M 2 CAMPBELL RD. N.Y., INC.                                                  23,659
    27742                  MELDISCO K-M 27TH AVE., FL., INC.                                                       16,877
    27743                  MELDISCO K-M 101 TOWN & COUNTRY LANE, KY., INC.                                          9,489
    27744                  MELDISCO K-M 104 WATSON GLENN SHOPPING CTR., TN., INC.                                  12,500
    27745                  MELDISCO K-M 300 BRIGHTON AVE., PA., INC.                                               18,768
    27746                  2700 PLAINFIELD RD., IL., MELDISCO K-M, INC.                                            19,507

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27747                  ASHLAND AVE., IL., MELDISCO K-M, INC.                                                   47,902
    27748                  MELDISCO K-M 875 GREENTREE ROAD,  PA., INC.                                             12,572
    27749                  MACOMB, ILL., MELDISCO K-M, INC.                                                        11,664
    27750                  MELDISCO K-M 1292 INDIANA AVE., OH., INC.                                               10,396
    27751                  MELDISCO K-M 1317 TUSCULUM BLVD., TN., INC.                                             20,763
    27752                  MELDISCO K-M 1000 N. MAIN ST., OH., INC.                                                10,682
    27753                  MELDISCO K-M 1250 PERRY ST., MI., INC.                                                  16,031
    27754                  MELDISCO K-M 103 OAK AVE., WI., INC.                                                    11,791
    27755                  MELDISCO - MCE 100 ROUTE 46, NJ., INC.                                                       0
    27756                  MELDISCO K-M 312 CONSTITUTION DR., VA., INC.                                            13,041
    27757                  MELDISCO K-M 50TH & WADENA, MN., INC.                                                   18,803
    27758                  MELDISCO K-M 1140 E. JOHN SIMS PKWY., FL., INC.                                         17,021
    27759                  MELDISCO K-M 1205 FORDHAM DRIVE, INC.                                                   11,614
    27760                  MILES SHOES MELDISCO MILLS AVE., GREENVILLE, S.C., INC.                                 18,167
    27761                  MILES SHOES MELDISCO CENTRAL AVE., TOLEDO, OHIO, INC.                                   15,307
    27762                  MILES SHOES MELDISCO CHARLOTTESVILLE, VA., INC.                                         29,177
    27763                  MILES SHOES MELDISCO PATTON AVE., ASHEVILLE, N.C., INC.                                 24,303
    27764                  MILES SHOES MELDISCO AMITY GARDENS, N.C., INC.                                          23,362
    27765                  MILES SHOES MELDISCO WARD'S RD. LYNCHBURG, VA., INC.                                    19,707
    27766                  MELDISCO K-M RANDOLPH ST., N.C., INC.                                                   11,481
    27767                  MILES SHOES MELDISCO RIVERSIDE DR. DANVILLE, VA., INC.                                  18,686
    27768                  MILES SHOES MELDISCO K-M 4TH AVE. CHARLESTON, W. VA., INC.                              17,277
    27769                  MILES SHOES MELDISCO K-M BEECHMONT AVE., CINN., OHIO, INC.                              13,385
    27770                  MILES SHOES MELDISCO CAPITAL AVE. B.C., MICH., INC.                                     17,614
    27771                  MILES SHOES MELDISCO K-M WADE HAMPTON BLVD GREENVILLE, SC, INC.                         13,225
    27772                  MILES SHOES MELDISCO WATERLOO, IOWA, INC.                                               22,464
    27773                  MILES SHOES MELDISCO W. PL. RD., ALT., PA., INC.                                        35,371
    27774                  MILES SHOES MELDISCO U.S.10 SAGINAW, MICH., INC.                                        17,123
    27775                  MILES SHOES MELDISCO NAVARRE RD., OREGON, OHIO, INC.                                    19,323
    27776                  MILES SHOES MELDISCO MT. MORRIS, FLINT, MICH., INC.                                     36,035
    27777                  MELDISCO K-M SALISBURY, MD., INC.                                                       19,345
    27778                  SHOE ZONE #8437, INC.                                                                        0
    27779                  MILES SHOES MELDISCO MILLER RD., FLINT, MICH., INC.                                     17,082
    27780                  MILES SHOES MELDISCO K-M WALDEN AVE., BUFF., N.Y., INC.                                 26,701
    27781                  MILES SHOES MELDISCO CORONADO ALBURQUERQUE, NM., INC.                                   26,781
    27782                  MILES SHOES DETTMAN RD. JACKSON MICH., INC.                                             12,806
    27783                  MILES SHOES MELDISCO 4200 W. KELLOGG, WICHITA, KAN., INC.                               12,073
    27784                  MILES SHOES MELDISCO BAY CITY, MICH., INC.                                              21,712
    27785                  MILES SHOES MELDISCO DORT H'WAY FLINT, MICH., INC.                                      19,412
    27786                  MILES SHOES MELDISCO FREEDOM DR., CHARLOTTE, N.C., INC.                                 19,717
    27787                  MILES SHOES MELDISCO HOLLAND DR., SAGINAW, MICH., INC.                                       0
    27788                  Gainesville Feet, Inc.                                                                       0
    27789                  Kennesaw Feet, Inc.                                                                          0
    27790                  Hollywood Feet, Inc.                                                                         0
    27791                  Florida Mall Feet, Inc.                                                                      0
    27792                  Fayetteville Feet, Inc.                                                                      0
    27793                  Duluth Feet, Inc.                                                                            0
    27794                  Chattanooga Feet, Inc.                                                                       0
    27795                  Bannister Feet, Inc.                                                                         0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27796                  novusta Feet, Inc.                                                                           0
    27797                  McAllen Feet, Inc.                                                                           0
    27798                  Overland Park Feet, Inc.                                                                     0
    27799                  Miami Feet, Inc.                                                                             0
    27800                  Stonecrest Feet, Inc.                                                                        0
    27801                  SAN YSIDRO FEET, INC.                                                                        0
    27802                  San Antonio Feet, Inc.                                                                       0
    27803                  Sunrise Feet, Inc.                                                                           0
    27804                  The Forum at Olympia Parkway Feet, Inc.                                                      0
    27805                  Altamonte Springs Feet, Inc.                                                                 0
    27806                  Galleria Feet, Inc.                                                                          0
    27807                  Antioch Feet, Inc.                                                                           0
    27808                  River Ridge Feet, Inc.                                                                     104
    27809                  Quebec Square Feet, Inc.                                                                     0
    27810                  Huntsville Feet, Inc.                                                                      165
    27811                  Market Plaza Feet, Inc.                                                                      0
    27812                  Memphis Feet, Inc.                                                                           0
    27813                  MELDISCO K-M LEE'S SUMMIT, MO., INC.                                                    11,892
    27814                  MELDISCO K-M MOON TOWNSHIP, PA., INC.                                                   20,771
    27815                  MELDISCO K-M WILLOW ST., PA., INC.                                                      23,633
    27816                  MELDISCO K-M RIVERTON, WYO., INC.                                                       12,272
    27817                  MELDSICO K-M NORTHSIDE DR. E., GA., INC.                                                10,132
    27818                  MELDISCO K-M NEW SMYRNA BEACH, FLA., INC.                                               10,832
    27819                  MELDISCO K-M MT. PLEASANT, PA., INC.                                                    16,814
    27820                  MELDISCO K-M MAAG AVE., CA., INC.                                                       23,418
    27821                  MELDISCO K-M MACON, GA., INC.                                                           14,966
    27822                  Southwyck Fan Club, Inc.                                                                     0
    27823                  MELDISCO K-M MADISON, N.C., INC.                                                         7,451
    27824                  MELDISCO K-M MAIN ST., CA., INC.                                                        22,238
    27825                  MELDISCO K-M MALL DRIVE, OH., INC.                                                      12,621
    27826                  MELDISCO K-M LOS ANGELES, CA., INC.                                                     62,890
    27827                  MELDISCO K-M LANCASTER, S.C., INC.                                                      10,047
    27828                  MELDISCO K-M N. BROAD ST., N.C., INC.                                                   11,730
    27829                  MELDISCO K-M MIDDLE ISLAND, N.Y., INC.                                                  19,683
    27830                  MELDISCO K-M LUTZ, FL., INC.                                                            11,351
    27831                  PARKCHESTER FOOTACTION, INC.                                                                 0
    27832                  MELDISCO - BM 400 COLUMBIA CENTER, WA., INC.                                                 0
    27833                  MELDISCO K-M COEUR D'ALENE, IDAHO, INC.                                                 20,984
    27834                  MELDISCO K-M CLAYTON RD., CA., INC.                                                     21,870
    27835                  MELDISCO K-M CHESAPEAKE, VA., INC.                                                      19,193
    27836                  MELDISCO K-M CAMARILLO, CA., INC.                                                       16,607
    27837                  MELDISCO K-M BROOMFIELD, COLO, INC.                                                     12,456
    27838                  MELDISCO K-M BEMIDJI, MINN., INC.                                                       15,504
    27839                  MELDISCO K-M BELLEVILLE, N.J., INC.                                                     56,047
    27840                  MELDISCO K-M BECKLEY W. VA., INC.                                                       20,523
    27841                  Security Square Mall Footaction, Inc.                                                        0
    27842                  San Jacinto Footaction, Inc.                                                                 0
    27843                  Salmon Run Fan Club, Inc.                                                                    0
    27844                  Rockaway Open Country, Inc.                                                                  0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27845                  Rivergate Mall Footaction, Inc.                                                              0
    27846                  Parmatown Fan Club, Inc.                                                                     0
    27847                  Paterson Main Footaction, Inc.                                                               0
    27848                  Southland Terrace Footaction, Inc.                                                           0
    27849                  Southland Mall Footaction, Inc.                                                              0
    27850                  Providence County Fan Club, Inc.                                                             0
    27851                  Post Oak Mall Footaction, Inc.                                                               0
    27852                  Pico Rivera Footaction, Inc.                                                                 0
    27853                  PHILADELPHIA FOOTACTION, INC.                                                                0
    27854                  Permian Mall Footaction, Inc.                                                                0
    27855                  Pecanland Mall Footaction, Inc.                                                              0
    27856                  Studio Village Footaction, Inc.                                                              0
    27857                  Staten Island Fan Club, Inc.                                                                 0
    27858                  Springfield Mall Footaction, Inc.                                                            0
    27859                  Northwoods Mall Footaction, Inc.                                                             0
    27860                  Swansea Fan Club, Inc.                                                                       0
    27861                  Sunrise Footaction, Inc.                                                                     0
    27862                  MELDISCO K-M BRADENTON, FLA., INC.                                                      17,708
    27863                  MELDISCO K-M N. GRATIOT AVE., MICH., INC.                                               17,960
    27864                  MELDISCO K-M CAPE CORAL, FLA., INC.                                                      7,572
    27865                  MELDISCO K-M VERO BEACH, FLA., INC.                                                     20,439
    27866                  MELDISCO K-M BATH, N.Y., INC.                                                           17,835
    27867                  MELDISCO K-M JERSEY CITY, N.J., INC.                                                    37,090
    27868                  LOCKPORT, ILL., MELDISCO K-M, INC.                                                      11,518
    27869                  MELDISCO K-M FT. SMITH, ARK., INC.                                                      15,795
    27870                  MELDISCO K-M GREENWICH, N.Y., INC.                                                      10,288
    27871                  MELDISCO K-M CALHOUN, GA., INC.                                                         10,971
    27872                  MELDISCO K-M GLENWOOD SPRINGS, COLO., INC.                                               9,207
    27873                  MELDISCO K-M ARTESIA, N. M., INC.                                                        5,686
    27874                  MELDISCO K-M XENIA, OHIO, INC.                                                          13,335
    27875                  MELDISCO K-M REXBURG, IDAHO, INC.                                                       10,063
    27876                  MELDISCO K-M GRAND RAPIDS, MINN., INC.                                                  13,748
    27877                  MELDISCO K-M ONTARIO,CA., INC.                                                          30,568
    27878                  MELDISCO K-M GRETNA, LA., INC.                                                           9,371
    27879                  MELDISCO K-M SPRINGFIELD, OHIO, INC.                                                     8,016
    27880                  MELDISCO K-M SHAWNEE, OKLA., INC.                                                       17,276
    27881                  Summit Place Fan Club, Inc.                                                                  0
    27882                  Northgate - Seattle Open Country, Inc.                                                       0
    27883                  North Milwaukee Avenue Footaction, Inc.                                                      0
    27884                  Newport Center Fan Club, Inc.                                                                0
    27885                  Temple Footaction, Inc.                                                                      0
    27886                  Tanglewood Mall R#14 Footaction, Inc.                                                        0
    27887                  Media City Fan Club, Inc.                                                                    0
    27888                  MEMORIAL CITY UPRISE, INC.                                                                   0
    27889                  Melbourne Square Fan Club, Inc.                                                              0
    27890                  Montebello Fan Club, Inc.                                                                    0
    27891                  Montclair Fan Club, Inc.                                                                     0
    27892                  Miami International Fan Club, Inc.                                                           0
    27893                  Mesilla Valley Mall Footaction, Inc.                                                         0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27894                  Menlo Park Thom McAn, Inc.                                                                   0
    27895                  Richland Mall Footaction, Inc.                                                               0
    27896                  Raleigh Springs Footaction, Inc.                                                             0
    27897                  The Landings Footaction, Inc.                                                                0
    27898                  Wrigley Marketplace Footaction, Inc.                                                         0
    27899                  Eastpoint Mall Footaction, Inc.                                                              0
    27900                  Footaction Gulfgate Mall, Inc.                                                               0
    27901                  White Marsh Open Country, Inc.                                                               0
    27902                  ARLINGTON UPRISE, INC.                                                                       0
    27903                  Wiregrass Commons Footaction, Inc.                                                           0
    27904                  WOODLANDS UPRISE, INC.                                                                       0
    27905                  JESSAMINE FOOTACTION, INC.                                                                   0
    27906                  Jefferson Village Footaction, Inc.                                                           0
    27907                  Jefferson Footaction, Inc.                                                                   0
    27908                  Iverson Mall Footaction, Inc.                                                                0
    27909                  Hilltop Footaction, Inc.                                                                     0
    27910                  MELDISCO K-M MCALLEN, TX., INC.                                                         15,870
    27911                  MELDISCO K-M MAUSTON, WI., INC.                                                         14,096
    27912                  MELDISCO K-M MARTELL, CA., INC.                                                         11,058
    27913                  MELDISCO K-M MARSHALLTOWN, IOWA, INC.                                                   15,070
    27914                  MELDISCO K-M EUREKA, CA, INC.                                                           20,963
    27915                  MELDISCO K-M EL MONTE WAY, CA., INC.                                                    22,267
    27916                  MELDISCO K-M ROCKLIN, CA., INC.                                                         12,922
    27917                  MELDISCO K-M NASHVILLE, TN., INC.                                                       16,693
    27918                  MELDISCO K-M SCOTTS VALLEY, CA., INC.                                                   15,495
    27919                  MELDISCO K-M N. CHINA LAKE BLVD., CA., INC.                                              9,359
    27920                  MELDISCO K-M METROTECH DR., VA., INC.                                                   23,069
    27921                  MELDISCO K-M NATCHEZ, MS., INC.                                                         15,011
    27922                  MELDISCO K-M FREEDOM, CALIF., INC.                                                      36,133
    27923                  MELDISCO K-M GEORGETOWN, KY., INC.                                                       7,482
    27924                  MELDISCO K-M FAUKNER RD., CA., INC.                                                     13,411
    27925                  MELDISCO K-M FRANKLIN, N.C., INC.                                                       19,240
    27926                  MELDISCO K-M GENERAL BOOTH BLVD., VA., INC.                                              8,907
    27927                  MELDISCO K-M ROANOKE, VA., INC.                                                         20,828
    27928                  MELDISCO K-M NASHUA, NH., INC.                                                               0
    27929                  MELDISCO - MCE 630 OLD COUNTRY RD., NY., INC.                                                0
    27930                  MELDISCO K-M SAN GERMAN, P.R., INC.                                                     52,016
    27931                  MELDISCO K-M SEBRING, FLA., INC.                                                        14,983
    27932                  MELDISCO K-M SEMINOLE, FLA., INC.                                                       24,176
    27933                  MELDISCO K-M ERIE HWY., OH., INC.                                                       18,533
    27934                  MELDISCO K-M FAIRMONT, MN., INC.                                                        11,778
    27935                  MELDISCO K-M DOUGLAS AVE., WI., INC.                                                    12,596
    27936                  MELDISCO K-M DUNDAS, MN., INC.                                                          11,760
    27937                  MELDISCO K-M DURHAM, NC., INC.                                                          12,447
    27938                  MELDISCO K-M EDGEWOOD, PA., INC.                                                        19,097
    27939                  MELDISCO K-M DESERT HOT SPRINGS, CA., INC.                                              24,106
    27940                  MELDISCO K-M FONTANA, CA., INC.                                                         37,085
    27941                  MILES MELDISCO K-M CAPITAL DR., WISC., INC.                                             12,999
    27942                  MELDISCO K-M DELL RANGE BLVD., WY., INC.                                                11,429

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27943                  MELDISCO K-M DEVILS LK., N.D., INC.                                                     13,849
    27944                  MELDISCO K-M ELKO, NV., INC.                                                            13,119
    27945                  MILES MELDISCO K-M BRAGG BLVD., N.C., INC.                                              18,703
    27946                  MILES MELDISCO K-M STONE-ROSE, N.C., INC.                                               18,646
    27947                  MELDISCO K-M SAN MATEO, CA., INC.                                                       39,381
    27948                  MELDISCO K-M SANTA BARBARA, CA., INC.                                                   34,412
    27949                  MELDISCO K-M SCOTT DEPOT, WV., INC.                                                     15,954
    27950                  MELDISCO K-M MEDFORD, WI., INC.                                                         18,885
    27951                  MELDISCO K-M MERAUX, LA., INC.                                                           3,795
    27952                  MELDISCO K-M ROSEBURG, OR., INC.                                                        12,065
    27953                  MELDISCO K-M N. COLUMBIA, GA., INC.                                                      8,567
    27954                  MELDISCO K-M S. MADISON AVE., GA., INC.                                                 12,956
    27955                  MELDISCO K-M N. COURT ST., OH., INC.                                                    18,302
    27956                  MONTGOMERY, IL., MELDISCO K-M, INC.                                                     31,226
    27957                  Eastland-Columbus Footaction, Inc.                                                           0
    27958                  Seminary South Footaction, Inc.                                                              0
    27959                  Regency Square Footaction, Inc.                                                              0
    27960                  Elizabeth Footaction, Inc.                                                                   0
    27961                  Baton Rouge Footaction, Inc.                                                                 0
    27962                  Coddingtown Footaction, Inc.                                                                 0
    27963                  Florin Center Footaction, Inc.                                                               0
    27964                  Arsenal Footaction, Inc.                                                                     0
    27965                  Florida Mall Footaction, Inc.                                                                0
    27966                  Bakersfield Footaction, Inc.                                                                 0
    27967                  Beaver Mall Footaction, Inc.                                                                 0
    27968                  Woodland Hills Footaction, Inc.                                                              0
    27969                  Greenmount Footaction, Inc.                                                                  0
    27970                  Mccreeless Mall Footaction, Inc.                                                             0
    27971                  North Riverside Fan Club, Inc.                                                               0
    27972                  Northgate - Durham Footaction, Inc.                                                          0
    27973                  Brunswick Square Footaction, Inc.                                                            0
    27974                  Burlington Center (N.J.) Footaction, Inc.                                                    0
    27975                  Colonial Heights Footaction, Inc.                                                          320
    27976                  CENTURY FOOTACTION, INC.                                                                     0
    27977                  Southland-Hayward Footaction, Inc.                                                           0
    27978                  Coral Square Footaction, Inc.                                                                0
    27979                  Ross Park Mall Footaction, Inc.                                                              0
    27980                  Braintree Footaction, Inc.                                                                   0
    27981                  Belden Footaction, Inc.                                                                      0
    27982                  Brazos Mall Footaction, Inc.                                                                 0
    27983                  Granger Footaction, Inc.                                                                     0
    27984                  Greenbrier Mall Footaction, Inc.                                                             0
    27985                  Tacoma Mall Footaction, Inc.                                                                 0
    27986                  Cheltenham Square Footaction, Inc.                                                           0
    27987                  Oxford Valley Mall Footaction, Inc.                                                         25
    27988                  MELDISCO - MCE 500 GARDEN STATE PLAZA, NJ., INC.                                             0
    27989                  Southern Park Footaction, Inc.                                                               0
    27990                  Shannon Footaction, Inc.                                                                     0
    27991                  Pearlridge Footaction, Inc.                                                                  9

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    27992                  Orange Park (FLA.) Footaction, Inc.                                                          0
    27993                  Midland Park Footaction, Inc.                                                                0
    27994                  Ridgedale Fan Club, Inc.                                                                     0
    27995                  Peabody Open Country, Inc.                                                                   0
    27996                  Chicago Ridge Footaction                                                                     0
    27997                  Menlo Park Fan Club, Inc.                                                                    0
    27998                  Merritt Island Footaction. Inc.                                                              0
    27999                  Md., Wheaton Footaction, Inc.                                                                0
    28000                  Biltmore Square Footaction, Inc.                                                             0
    28001                  Harlem-Irving Footaction, Inc.                                                              27
    28002                  Ingram Park Footaction, Inc.                                                                 0
    28003                  Macon Mall Footaction, Inc.                                                                  0
    28004                  Virginia Center Commons Footaction, Inc.                                                     0
    28005                  Miami Flagler Footaction, Inc.                                                               0
    28006                  CT Post Fan Club, Inc.                                                                     150
    28007                  Covina (Cal.) Footaction, Inc.                                                               0
    28008                  Christiana Footaction, Inc.                                                                  0
    28009                  Manassas Footaction                                                                          0
    28010                  Governor's Square Footaction, Inc.                                                           0
    28011                  Sunland Park Footaction, Inc.                                                                0
    28012                  Denton Footaction, Inc.                                                                      0
    28013                  Broadway Footaction, Inc.                                                                    0
    28014                  Cutler Ridge Mall Footaction, Inc.                                                           0
    28015                  MELDISCO K-M CHEMLSFORD, MASS., INC.                                                        25
    28016                  MELDISCO K-M CHALKVILLE MTN. RD., AL., INC.                                              9,335
    28017                  MELDISCO K-M CHAGRIN FALLS, OH., INC.                                                   12,017
    28018                  MELDISCO K-M CARROLL, IOWA, INC.                                                        14,211
    28019                  MELDISCO K-M CANTON, GA., INC.                                                          17,020
    28020                  MELDISCO K-M CAMDEN, S.C., INC.                                                          8,597
    28021                  MELDISCO K-M BREVARD RD., N.C., INC.                                                    18,287
    28022                  MELDISCO K-M BRIGHTON, COLO., INC.                                                      13,658
    28023                  MELDISCO K-M BRYAN, OHIO, INC.                                                           8,310
    28024                  MELDISCO K-M BUFORD, GA., INC.                                                          21,245
    28025                  MELDISCO K-M BURBANK, CA., INC.                                                         39,676
    28026                  MELDISCO K-M AUSTIN, MINN., INC.                                                        15,559
    28027                  MELDISCO K-M ATWATER, CA., INC.                                                         17,529
    28028                  MELDISCO K-M ATTLEBORO FALLS, MASS., INC.                                               39,173
    28029                  MELDISCO K-M BURTON LANE, IN., INC.                                                     11,486
    28030                  MELDISCO K-M BURLINGTON, WI., INC.                                                       9,674
    28031                  MELDISCO K-M BURLINGTON, WA., INC.                                                      15,865
    28032                  MELDISCO K-M BURLINGTON PIKE, KY., INC.                                                 12,174
    28033                  MELDISCO K-M CALLAWAY, FLA., INC.                                                       11,161
    28034                  MELDISCO K-M BUTTE, MT., INC.                                                           13,492
    28035                  MELDISCO K-M CHESTER, VA., INC.                                                         17,028
    28036                  MELDISCO K-M BLUEFIELD, W.VA., INC.                                                     16,504
    28037                  MELDISCO K-M BONITA SPRINGS, FL., INC.                                                  18,838
    28038                  MELDISCO K-M AMERICAN FORK, UT., INC.                                                    9,868
    28039                  MELDISCO K-M ANOKA, MN., INC.                                                           15,587
    28040                  MELDISCO K-M APPLE VALLEY, CA., INC.                                                    15,671

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    28041                  MELDISCO K-M ARECIBO, PR., INC.                                                         55,793
    28042                  MELDISCO K-M ARROYO GRANDE, CA., INC.                                                   16,726
    28043                  MELDISCO K-M ASHTABULA, OHIO, INC.                                                      22,536
    28044                  MELDISCO K-M ATASCADERO, CA., INC.                                                      22,942
    28045                  MELDISCO K-M BLACKSBURG, VA., INC.                                                      12,301
    28046                  MELDISCO K-M BIG BEAR LAKE, CA., INC.                                                   43,331
    28047                  MELDISCO K-M BELLEVIEW, FL., INC.                                                       20,401
    28048                  MELDISCO K-M BELL AVE., WI., INC.                                                       16,171
    28049                  MELDISCO K-M BANNING, CA., INC.                                                         30,572
    28050                  MELDISCO K-M CHESTERTON IND INC                                                         11,346
    28051                  MELDISCO K-M BALLWIN, MO., INC.                                                         12,045
    28052                  MELDISCO K-M ASHEVILLE, N.C., INC.                                                      10,893
    28053                  MELDISCO K-M NEW ALBANY IN INC                                                          14,173
    28054                  MELDISCO K-M SPRINGFIELD, VA., INC.                                                     25,340
    28055                  MELDISCO K-M RICHFIELD, UT., INC.                                                        7,932
    28056                  MELDISCO K-M ST. PETERSBURG, FLA., INC.                                                 22,243
    28057                  MELDISCO K-M RICHFIELD, MINN., INC.                                                     10,734
    28058                  MELDISCO K-M WILLMAR, MINN., INC.                                                       12,679
    28059                  MELDISCO K-M MAULDIN, S.C., INC.                                                        11,596
    28060                  MELDISCO K-M WARREN, PA., INC.                                                          14,356
    28061                  MELDISCO K-M FORT PAYNE, ALA., INC.                                                     10,650
    28062                  MELDISCO K-M GALLIPOLIS, OHIO, INC.                                                      9,496
    28063                  MELDISCO K-M PORT ORANGE, FLA., INC.                                                    11,391
    28064                  MELDISCO K-M KATELLA AVE., CA., INC.                                                    26,833
    28065                  MELDISCO K-M SAN JOSE BLVD., FLA., INC.                                                 15,605
    28066                  MELDISCO K-M SOMERSET, N.J., INC.                                                       21,483
    28067                  MELDISCO K-M INDIANA, PA., INC.                                                         14,720
    28068                  MELDISCO K-M OAKDALE, MINN., INC.                                                       17,779
    28069                  MELDISCO K-M ITHACA, N.Y., INC.                                                         12,085
    28070                  MELDISCO K-M SOMERSET, KY., INC.                                                        17,604
    28071                  MELDISCO K-M TEMPLE TERRACE, FLA., INC.                                                 28,209
    28072                  MELDISCO K-M UNION LAKE, MICH., INC.                                                    14,115
    28073                  MELDISCO K-M 5200 GLADIOLUS, DR., FLA., INC.                                            15,460
    28074                  MELDISCO K-M DUBOIS, PA., INC.                                                          20,200
    28075                  MELDISCO K-M TUCUMCARI, N. M., INC.                                                      7,021
    28076                  MELDISCO K-M HIGH POINT, N.C., INC.                                                     14,245
    28077                  MELDISCO K-M BAXTER, MINN., INC.                                                             0
    28078                  MELDISCO K-M DEPTFORD, N.J., INC.                                                       14,836
    28079                  MELDISCO K-M PALM BAY, FLA., INC.                                                       22,078
    28080                  MELDISCO K-M SPRINGDALE, ARK., INC.                                                     11,761
    28081                  MELDISCO K-M PHILADELPHIA, PA., INC.                                                    27,857
    28082                  MELDISCO K-M LODI, N.J., INC.                                                           33,505
    28083                  MELDISCO K-M CHEHALIS, WASH., INC.                                                      13,886
    28084                  MELDISCO K-M BRADFORD, PA., INC.                                                             0
    28085                  MELDISCO K-M CARY, N.C., INC.                                                           11,595
    28086                  MELDISCO K-M CLIFTON HEIGHTS, PA., INC.                                                 29,957
    28087                  MELDISCO K-M LODI, CA., INC.                                                            18,877
    28088                  MELDISCO K-M TORRINGTON, CONN., INC.                                                    17,026
    28089                  MELDISCO K-M DICKSON, TENN., INC.                                                       11,651

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    28090                  MELDISCO K-M CULLMAN, ALA., INC.                                                        12,696
    28091                  MELDISCO K-M NORTH BLVD., N.C., INC.                                                    12,612
    28092                  MELDISCO K-M ROUTE 10, MISS., INC.                                                      11,306
    28093                  MELDISCO K-M OREGON AVE., PA., INC.                                                     41,385
    28094                  MELDISCO K-M GOODLETTSVILLE, TN., INC.                                                  15,881
    28095                  MELDISCO K-M BENSALEM, PA., INC.                                                        26,506
    28096                  MELDISCO K-M N. TYLER ST., KS., INC.                                                    10,750
    28097                  MELDISCO K-M PENSACOLA, FLA., INC.                                                      15,751
    28098                  WEST FRANKFORT, ILL., MELDISCO K-M, INC.                                                11,576
    28099                  MELDISCO K-M RAINBOW CITY, ALA., INC.                                                    7,778
    28100                  MELDISCO K-M MISSION BELL, FLA., INC.                                                        0
    28101                  MELDISCO K-M ATHENS, ALA., INC.                                                         12,600
    28102                  MELDISCO K-M INDIANAPOLIS IN INC                                                        14,175
    28103                  MELDISCO K-M LAYTON, UT., INC.                                                          15,960
    28104                  MELDISCO K-M JASPER, ALA., INC.                                                         12,307
    28105                  MELDISCO K-M SAN YSIDRO, CALIFORNIA., INC.                                              73,075
    28106                  MELDISCO K-M HWY 51 N WISC., INC.                                                       22,399
    28107                  MELDISCO K-M PINOLE, CA., INC.                                                          31,711
    28108                  MELDISCO K-M GARFIELD, MICH., INC.                                                      20,655
    28109                  MELDISCO K-M INTERNATIONAL FALLS, MN., INC.                                             11,694
    28110                  MELDISCO K-M LOGAN, UTAH., INC.                                                         12,628
    28111                  MELDISCO K-M AUBURN, CA., INC.                                                          17,536
    28112                  MELDISCO K-M LEECHBURG, PA., INC.                                                       15,623
    28113                  MELDISCO K-M PORTLAND, TX., INC.                                                        13,156
    28114                  MELDISCO K-M STREETSBORO, OH., INC.                                                     15,813
    28115                  MELDISCO K-M SEVIERVILLE, TN., INC.                                                     14,116
    28116                  MELDISCO K-M CONNEAUT, OH., INC.                                                        10,918
    28117                  MELDISCO K-M MADISON, OHIO, INC.                                                        14,509
    28118                  MELDISCO K-M GAS CITY IND INC                                                           10,489
    28119                  MELDISCO K-M MARINE CITY, MI., INC.                                                     16,387
    28120                  MELDISCO K-M ATLANTIC, IOWA, INC.                                                        5,870
    28121                  MELDISCO K-M WINTER PARK, FLA., INC.                                                    18,517
    28122                  MELDISCO K-M WAVELAND, MISS., INC.                                                       2,036
    28123                  MELDISCO K-M ROSS CLARK CIRCLE, ALA., INC.                                               9,962
    28124                  MELDISCO K-M RUSSELLVILLE, ARK., INC.                                                   11,471
    28125                  MELDISCO K-M OTTUMWA, IOWA, INC.                                                        16,798
    28126                  MELDISCO K-M MARYSVILLE, WA., INC.                                                      13,819
    28127                  MELDISCO K-M OMAHA, NEB., INC.                                                          17,052
    28128                  MELDISCO K-M BUSINESS SPUR, MICH., INC.                                                 15,245
    28129                  MELDISCO K-M PIQUA, OHIO, INC.                                                          10,357
    28130                  MELDISCO K-M MAYSVILLE, KY., INC                                                        11,109
    28131                  WASHINGTON, ILL., MELDISCO K-M, INC.                                                     9,694
    28132                  Colonial Feet, Inc.                                                                          0
    28133                  Laurel Centre Footaction, Inc.                                                               0
    28134                  Irving Footaction, Inc.                                                                      0
    28135                  Carolina Footaction, Inc.                                                                    0
    28136                  Canal and Bourbon St. Footaction, Inc.                                                       0
    28137                  Longview Footaction, Inc.                                                                    0
    28138                  Bonita Lakes Footaction, Inc.                                                               25

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    28139                  novusta Mall Footaction, Inc.                                                                0
    28140                  Eatontown Open Country, Inc.                                                                 0
    28141                  CARY FOOTACTION, INC.                                                                        0
    28142                  East Towne Mall Footaction, Inc.                                                             0
    28143                  Basset Center Footaction, Inc.                                                               0
    28144                  Raceway Fan Club, Inc.                                                                       0
    28145                  Carousal Center Footaction, Inc.                                                             0
    28146                  Colonial Park Footaction, Inc.                                                               0
    28147                  Avenida Norte Footaction, Inc.                                                               0
    28148                  Bradley Square Footaction, Inc.                                                              0
    28149                  DEPTFORD FOOTACTION, INC.                                                                    0
    28150                  Eastridge Mall Footaction, Inc.                                                              0
    28151                  Trumbull Park Fan Club, Inc.                                                                 0
    28152                  Southpark Footaction, Inc.                                                                   0
    28153                  Valley Hills Footaction, Inc.                                                                0
    28154                  West Oaks Footaction, Inc.                                                                   0
    28155                  Northwest Footaction, Inc.                                                                   0
    28156                  Village Mall Footaction, Inc.                                                                4
    28157                  Vintage Faire Footaction, Inc.                                                               0
    28158                  Redondo Beach Footaction, Inc.                                                               0
    28159                  River Ridge Mall Footaction, Inc.                                                            0
    28160                  Charlottesville Fashion Sq. Footaction, Inc.                                                 0
    28161                  MILES MELDISCO K-M GARDEN CITY, MICH., INC.                                             35,377
    28162                  MILES MELDISCO K-M IOWA ST., CALIF., INC.                                               23,475
    28163                  LOVES PARK, ILL., MELDISCO K-M, INC.                                                       328
    28164                  MELDISCO K-M AURORA, COLO., INC.                                                        48,267
    28165                  MILES MELDISCO K-M EVERETT, WASH., INC.                                                 22,601
    28166                  MILES MELDISCO K-M FILMORE COLORADO, INC.                                               29,695
    28167                  MILES MELDISCO K-M FITCHBURG MA, INC.                                                   25,797
    28168                  MILES MELDISCO K-M FLORISSANT, MO., INC.                                                20,990
    28169                  MILES MELDISCO K-M FORT COLLINS, COLO., INC.                                            11,786
    28170                  MILES MELDISCO K M FORT WAYNE IND INC                                                   17,141
    28171                  MILES MELDISCO K-M FRUITVILLE, PA., INC.                                                26,886
    28172                  Eastgate Footaction, Inc.                                                                    0
    28173                  Dolphin Mall Footaction, Inc.                                                                0
    28174                  MILES MELDISCO K-M FT LAUDERDALE INC                                                    48,431
    28175                  MELDISCO K-M AUBURN, MAINE, INC.                                                        26,536
    28176                  MELDISCO K-M ALBANY, ORE., INC.                                                         12,596
    28177                  MELDISCO K-M ANNANDALE, VA., INC.                                                       65,546
    28178                  MELDISCO K-M 6101 NORTH MILITARY, VA., INC.                                             26,818
    28179                  MELDISCO K-M 3610 PECK RD., CA., INC.                                                      147
    28180                  MELDISCO K-M 6015 CYPRUS GARDENS BLVD., FL., INC.                                       17,572
    28181                  MELDISCO K-M 1998 BRUCKNER BLVD., NY., INC.                                             72,496
    28182                  MELDISCO K-M 2280 OCEAN AVE., N.Y., INC.                                                45,839
    28183                  MELDISCO K-M 2643 PONCE BY-PASS, NY., INC.                                              53,000
    28184                  MELDISCO K-M 3247 W. MINERAL KING AVE., CA., INC.                                       21,322
    28185                  MELDISCO K-M 3901 HOLLAND RD., VA., INC.                                                24,355
    28186                  MELDISCO K-M 4651 SO. U.S. HWY. 41, IN., INC.                                           24,808
    28187                  MELDISCO K-M 4340 OKEECHOBEE BLVD., FL., INC.                                           42,261

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    28188                  MELDISCO K-M 4023 S. NOLAND, MO., INC.                                                  22,449
    28189                  MELDISCO K-M 3901 LEMAY FERRY RD., MO., INC.                                            23,363
    28190                  MELDISCO K-M 1745 QUENTIN, PA., INC.                                                    17,418
    28191                  MELDISCO K-M 3101 S. GLENSTONE, MO., INC.                                               14,130
    28192                  MELDISCO K-M 8730 RIO, CA., INC.                                                            71
    28193                  MELDISCO K-M 8571 RIVERS AVE., S.C., INC.                                               21,906
    28194                  MELDISCO K-M 4855 SUMMIT RIDGE, NV., INC.                                               19,313
    28195                  MELDISCO K-M 5590 MABLETON PKWY., GA., INC.                                             21,285
    28196                  MELDISCO K-M 5750 NW 183RD ST., FL., INC.                                                    0
    28197                  MELDISCO K-M 2900 BELLFLOWER BLVD., CA., INC.                                           24,908
    28198                  MELDISCO K-M 2855 DUNN RD., MO., INC.                                                   18,849
    28199                  MELDISCO K-M 2999 SW 32ND AVE., FL., INC.                                                    0
    28200                  MELDISCO K-M 7501 WEST WASHINGTON, NV., INC.                                            25,465
    28201                  MELDISCO K-M 3000 ISLAND AVE., PA., INC.                                                22,508
    28202                  MELDISCO K-M 2940 VETERANS BLVD., LA., INC.                                              8,776
    28203                  MELDISCO K-M 26100 GRATIOT AVE., MICH., INC.                                            56,296
    28204                  MELDISCO K-M 25301 ROCKAWAY BLVD., NY., INC.                                            43,118
    28205                  MELDISCO K-M 12713 TAMIAMI, FL., INC.                                                   15,605
    28206                  MELDISCO K-M 8800 FRANKFORD AVE., PA., INC.                                             23,885
    28207                  MELDISCO K-M 20900 SO. MAIN ST., CA., INC.                                              65,521
    28208                  MELDISCO K-M BRONX, N.Y., INC.                                                          94,984
    28209                  MELDISCO K-M BRANSON, MO., INC.                                                         28,646
    28210                  MELDISCO K-M BISHOP, CA., INC.                                                          25,652
    28211                  MELDISCO K-M BLYTHE, CA., INC.                                                          17,015
    28212                  MELDISCO K-M BELL RD., AZ., INC.                                                        19,175
    28213                  MELDISCO K-M 7055 E. BROADWAY, AZ., INC.                                                39,494
    28214                  MELDISCO K-M BURNSVILLE, MINN., INC.                                                    16,390
    28215                  MELDISCO K-M BEDFORD IND INC                                                             8,342
    28216                  MELDISCO K-M BAYAMON, PR., INC.                                                         82,710
    28217                  MELDISCO K-M BATAVIA, N.Y., INC.                                                        25,031
    28218                  MELDISCO K-M 3808 BRADY ST., IA., INC.                                                  19,263
    28219                  MELDISCO K-M 3800 OAKWOOD BLVD., FL., INC.                                              61,847
    28220                  MELDISCO K-M 3625 E. 18TH ST., CA., INC.                                                15,546
    28221                  MELDISCO K-M BEAVER FALLS, PA., INC.                                                    14,841
    28222                  MELDISCO K-M ANNAPOLIS, MD., INC.                                                       40,206
    28223                  MELDISCO K-M AMHERST, OHIO, INC.                                                        53,843
    28224                  MELDISCO K-M AMES, IOWA, INC.                                                           15,697
    28225                  MELDISCO K-M ALPENA, MICH, INC.                                                         21,300
    28226                  MELDISCO K-M ALLEGANY, N.Y., INC.                                                       17,770
    28227                  MELDISCO K-M BARTOW RD., FLA., INC.                                                          0
    28228                  MELDISCO K-M 8000 VICTOR PITTSFORD RD., N.Y., INC.                                      29,709
    28229                  Lakeforest Fan Club, Inc.                                                                    0
    28230                  Hanford Fan Club, Inc.                                                                       0
    28231                  Greece Town Mall Fan Club, Inc.                                                              0
    28232                  Fox Valley Footaction, Inc.                                                                  0
    28233                  Boulevard Mall Fan Club, Inc.                                                                0
    28234                  Harrisburg East Footaction, Inc.                                                             0
    28235                  Hattisburg Footaction, Inc.                                                                 25
    28236                  Haywood Footaction, Inc.                                                                     0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    28237                  Hulen Footaction, Inc.                                                                       0
    28238                  INDEPENDENCE MALL FOOTACTION, INC.                                                           0
    28239                  Regency Square Footaction, Inc.                                                              0
    28240                  Serramonte Footaction, Inc.                                                                  0
    28241                  Park City Footaction, Inc.                                                                   0
    28242                  Prince George's Footaction, Inc.                                                             0
    28243                  Prien Lake Footaction, Inc.                                                                  0
    28244                  MELDISCO/PAY LESS HINES, OR., INC.                                                       1,809
    28245                  Palm Beach Footaction, Inc.                                                                  0
    28246                  Ocala Footaction, Inc.                                                                       0
    28247                  Oxmoor Center Footaction, Inc                                                                0
    28248                  Cortana Footaction, Inc.                                                                     0
    28249                  Emerald Square Footaction, Inc.                                                              0
    28250                  Fairlane Footaction, Inc.                                                                    0
    28251                  Oakwood Footaction, Inc.                                                                     0
    28252                  Cherry Hill Footaction, Inc.                                                                 0
    28253                  Cloverleaf Footaction, Inc.                                                                  0
    28254                  Coronado Center Footaction, Inc.                                                             0
    28255                  PLaza del Caribe Footaction, Inc.                                                            0
    28256                  MILES MELDISCO K-M LINDBERGH ST. LOUIS, INC.                                            22,665
    28257                  MELDISCO K-M W. COVINA, CA., INC.                                                       19,345
    28258                  MELDISCO K-M APPLE AVE., MICH., INC.                                                    35,719
    28259                  MELDISCO K-M REDWOOD CITY, CA., INC.                                                    48,019
    28260                  MELDISCO K-M HOUMA, LA., INC.                                                           14,218
    28261                  MELDISCO K-M MIDLAND, MICH., INC.                                                       17,193
    28262                  LANSING, ILL., MELDISCO K-M, INC.                                                       22,966
    28263                  MELDISCO K-M BEACON WOODS DR., FLA., INC.                                               32,619
    28264                  MELDISCO K-M VINELAND, N.J., INC.                                                       37,773
    28265                  MELDISCO K-M POCATELLO, INC.                                                            11,450
    28266                  MELDISCO K-M FT. MYERS, FLA., INC                                                       23,185
    28267                  MELDISCO K-M TEMPLE CITY, CA., INC.                                                     38,506
    28268                  MELDISCO K-M CUDAHY, CALIF., INC.                                                       47,918
    28269                  ROCK ISLAND, ILL., MELDISCO K-M, INC.                                                   20,945
    28270                  MELDISCO K-M LITTLE CREEK RD., VA., INC.                                                17,230
    28271                  MELDISCO K-M BRIGHTON, MICH., INC.                                                       1,171
    28272                  MELDISCO K-M LAPEER, MICH., INC.                                                        22,463
    28273                  MELDISCO K-M FT. PIERCE, FLA., INC.                                                     34,616
    28274                  MELDISCO K-M JACKSONVILLE, N.C., INC.                                                   15,021
    28275                  SHERIDAN RD., ILL., MELDISCO K-M, INC.                                                  20,786
    28276                  MELDISCO K-M SEDALIA, MO., INC.                                                         10,688
    28277                  MELDISCO K-M DRAYTON PLAINS, MICH., INC.                                                25,711
    28278                  MELDISCO K-M FOSTORIA, OHIO, INC.                                                       14,282
    28279                  MELDISCO K-M CITRUS HEIGHTS, CA., INC.                                                  22,834
    28280                  MELDISCO K-M ALAMOGORDO, N.M., INC.                                                     10,304
    28281                  MELDISCO K-M CASA GRANDE, ARIZ., INC.                                                        0
    28282                  MELDISCO K-M MADISONVILLE, KY., INC.                                                     8,210
    28283                  MELDISCO K-M WARSAW IND INC                                                             13,772
    28284                  MELDISCO K-M OWNESBORO, KY., INC.                                                       14,901
    28285                  MELDISCO K-M ELWOOD IND INC                                                              9,655

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    28286                  MELDISCO K-M MT. AIRY, N.C., INC.                                                       11,854
    28287                  MELDISCO K-M OLATHE, KS., INC.                                                          14,673
    28288                  MELDISCO K-M ORANGE PARK, FLA., INC.                                                    16,403
    28289                  MELDISCO K-M DECATUR, ALA., INC.                                                        15,938
    28290                  MELDISCO K-M FT. MORGAN, COLO., INC.                                                     8,164
    28291                  MELDISCO K-M ENOLA, PA., INC.                                                           16,537
    28292                  MELDISCO K-M FRONT ROYAL, VA., INC.                                                     24,726
    28293                  MELDISCO K-M BALTIMORE CITY, MD., INC.                                                  22,369
    28294                  MELDISCO K-M PALMETTO PK. RD., FLA., INC.                                               31,310
    28295                  MELDISCO K-M WICHITA, KS., INC.                                                         10,699
    28296                  MELDISCO K-M CLAY, N.Y., INC.                                                           15,441
    28297                  MELDISCO K-M GARDENDALE, ALA., INC.                                                      9,113
    28298                  MELDISCO K-M PANAMA CITY, FLA., INC.                                                    13,247
    28299                  MELDISCO K-M COVINGTON, VA., INC.                                                       11,084
    28300                  MELDISCO K-M HARLINGEN, TX., INC.                                                       14,589
    28301                  MELDISCO K-M REDLANDS, CA., INC.                                                        25,400
    28302                  MELDISCO K-M ESCANABA, MICH., INC.                                                      13,300
    28303                  MELDISCO K-M TRAVERSE CITY, MICH., INC.                                                 24,040
    28304                  MELDISCO K-M GREECE, N.Y., INC.                                                         24,524
    28305                  MILES MELDISCO K-M SANDY BLVD., ORE., INC.                                              21,600
    28306                  MILES MELDISCO K-M SANTA MARIA, CALIF., INC.                                            15,353
    28307                  MILES MELDISCO K-M ST. CLAIR SHORES, INC.                                               49,009
    28308                  MILES MELDISCO K-M SAHARA AVE., NEVADA, INC.                                            38,231
    28309                  MILES MELDISCO K-M SACRAMENTO, CALIF., INC.                                             27,495
    28310                  MILES MELDISCO K-M SAN DIEGO, CALIF., INC.                                                 420
    28311                  MILES MELDISCO K-M SALT LAKE CITY UTAH INC.                                             11,510
    28312                  MILES MELDISCO K-M SOUTH BEND, IND., INC.                                                   13
    28313                  MILES MELDISCO K-M ROSWELL RD., GA., INC.                                               24,609
    28314                  MILES MELDISCO K-M SOUTH FORKS, N.D., INC.                                              23,505
    28315                  MILES MELDISCO K-M SALEM, N. H., INC.                                                   30,793
    28316                  MILES MELDISCO K-M SPRAGUE AVE., WASH., INC.                                            23,860
    28317                  MILES MELDISCO K-M SHADELAND IND INC                                                    28,730
    28318                  MILES MELDISCO K-M SHERMAN WAY, CALIF., INC.                                            52,511
    28319                  MILES MELDISCO K-M SIOUX FALLS S.D., INC.                                               22,246
    28320                  MILES MELDISCO K-M SO MADISON AVE IND INC                                               35,852
    28321                  MILES MELDISCO K-M WESTERN OR. PK., N.Y., INC.                                               9
    28322                  MILES MELDISCO K-M WAWATOSA, WISC., INC.                                                24,214
    28323                  MILES MELDISCO K-M SCOTIA, N.Y., INC.                                                   14,182
    28324                  MILES MELDISCO K-M SCHOENHERR, MICH., INC.                                              29,708
    28325                  MILES MELDISCO K-M SCHENECTADY RD., N.Y., INC.                                          21,169
    28326                  MILES MELDISCO K-M SAVANNAH DR., GA., INC.                                              14,529
    28327                  MILES MELDISCO K-M STOCKTON, CAL., INC.                                                 28,961
    28328                  MILES MELDISCO K-M STATE KANSAS CITY, KAN., INC.                                        20,962
    28329                  MILES MELDISCO K-M ROSERY RD FLA INC                                                    22,747
    28330                  MILES MELDISCO K-M ROCHESTER, MINN., INC.                                               19,174
    28331                  MILES MELDISCO K-M SEMORAN BLVD., FLA., INC.                                            27,647
    28332                  MILES MELDISCO K-M SCOTTSDALE, ARIZ., INC.                                              17,848
    28333                  MILES MELDISCO K-M STOW, OHIO, INC.                                                     17,282
    28334                  MILES MELDISCO K-M TAMPA FLA INC                                                        22,224

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    28335                  MILES MELDISCO K-M TARENTUM RD., PA., INC.                                              29,086
    28336                  MILES MELDISCO K-M TILGHAM ST., PA., INC.                                               29,958
    28337                  MILES MELDISCO K-M THOUSAND OAKS, CALIF., INC.                                               0
    28338                  MILES MELDISCO K-M TAYLORSVILLE, KY., INC.                                              19,034
    28339                  MILES MELDISCO K-M TEXAS ST., CALIF., INC.                                              20,115
    28340                  MILES MELDISCO K-M W. EVANS, ST., S.C., INC.                                            14,000
    28341                  MILES MELDISCO K-M VENTURA, CAL., INC.                                                  14,664
    28342                  MILES MELDISCO K-M VERSAILLES, PA., INC.                                                21,848
    28343                  MILES MELDISCO K-M VIVIAN, MO., INC.                                                    13,595
    28344                  MILES MELDISCO K-M VOLUSIA AVE., FLA., INC.                                             22,331
    28345                  MILES MELDISCO K-M TAYLOR, MICH., INC.                                                  46,867
    28346                  MILES MELDISCO K-M TROY, MICH., INC.                                                    27,967
    28347                  MILES MELDISCO K-M UNIVERSITY DR., N.D., INC.                                           17,391
    28348                  MILES MELDISCO K-M URBANDALE, IOWA, INC.                                                21,823
    28349                  MILES MELDISCO K-M W 1400 S UTAH INC.                                                   18,515
    28350                  MELDISCO K-M  MANISTEE, MICH., INC.                                                     26,058
    28351                  MELDISCO K-M BALTIMORE, MD., INC.                                                       29,262
    28352                  MILES MELDISCO K-M YPSILANTI, MICH., INC.                                               15,597
    28353                  MILES MELDISCO K-M YAKIMA, WASH., INC.                                                  22,642
    28354                  MILES MELDISCO K-M WILSON RD., CALIF., INC.                                             27,733
    28355                  MILES MELDISCO K-M YOUNGSTOWN, INC.                                                     20,424
    28356                  MILES MELDISCO K-M WESTLAND, MICH., INC.                                                27,809
    28357                  MILES MELDISCO K-M WESTERN BLVD., N.C., INC.                                            11,467
    28358                  MILES MELDISCO K-M WEST RD., MICH., INC.                                                17,200
    28359                  MILES MELDISCO K-M WAUKESHA, WISC., INC.                                                 9,520
    28360                  MELDISCO K-M PINEVILLE, LA., INC.                                                       18,476
    28361                  MELDISCO K-M WILMINGTON, DE., INC.                                                      30,195
    28362                  MELDISCO K-M ST. JOHNS, MI., INC.                                                       14,045
    28363                  MELDISCO K-M ST. GEORGE, UT., INC.                                                      13,412
    28364                  MELDISCO K-M PAINTSVILLE, KY., INC.                                                     15,921
    28365                  MELDISCO K-M PLEASANTVILLE, N.J., INC.                                                  25,907
    28366                  MILES MELDISCO K-M RANDOLPH TOWNSHIP, N.J., INC.                                        34,031
    28367                  MELDISCO K-M OAK HARBOR, WA., INC.                                                      11,377
    28368                  MELDISCO K-M NOGALES, ARIZ., INC.                                                       36,855
    28369                  MELDISCO K-M SOUTH BISHOP, MO., INC.                                                    11,420
    28370                  MELDISCO K-M POMPANO BEACH, FL., INC.                                                   34,855
    28371                  MELDISCO K-M ST. CLOUD, MN., INC.                                                       21,181
    28372                  MELDISCO K-M RIPON, WI., INC.                                                           12,865
    28373                  MELDISCO K-M PINEVILLE, N.C., INC.                                                      17,528
    28374                  MELDISCO K-M WINTER GARDEN, FL., INC.                                                   20,954
    28375                  MELDISCO K-M WINCHESTER, KY., INC.                                                      12,224
    28376                  MELDISCO K-M WISE, VA., INC.                                                            17,112
    28377                  MELDISCO K-M RIO RANCHO, NM., INC.                                                      18,395
    28378                  MELDISCO K-M YANKTON, S.D., INC.                                                        11,426
    28379                  MELDISCO K-M ORANGEBURG, S.C., INC.                                                     11,646
    28380                  MELDISCO K-M PALATKA, FLA., INC.                                                        16,297
    28381                  MELDISCO K-M PETERS CREEK PKY., N.C. INC.                                               17,937
    28382                  MELDISCO K-M NORTH KENT MALL, MICH., INC.                                               21,398
    28383                  MELDISCO K-M NORWALK, OHIO, INC.                                                        15,696

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    28384                  MELDISCO K-M NEPTUNE BEACH, FLA., INC.                                                  16,969
    28385                  MELDISCO K-M NEW BOSTON, OHIO, INC.                                                     17,212
    28386                  MELDISCO K-M PORTAGE RD., OHIO, INC.                                                    22,281
    28387                  MELDISCO K-M ST. JOnovH, MO., INC.                                                       9,427
    28388                  MELDISCO K-M WYTHEVILLE, VA., INC.                                                      14,466
    28389                  MELDISCO K-M ST. CLAIRSVILLE, OH., INC.                                                 34,314
    28390                  MELDISCO K-M OCONOMOWOC, WI., INC.                                                      16,219
    28391                  MELDISCO K-M OAK RIDGE, TENN., INC.                                                     11,957
    28392                  MELDISCO K-M WINTER SPRINGS, FL., INC.                                                  13,712
    28393                  MELDISCO K-M PLYMOUTH, IN., INC.                                                        11,749
    28394                  MELDISCO K-M ROCK SPRINGS, WYO., INC.                                                    8,862
    28395                  MELDISCO K-M S. CLEARVIEW PKWY., LA., INC.                                               2,728
    28396                  MELDISCO K-M PITTSTON, PA., INC.                                                        13,415
    28397                  MELDISCO K-M PRESCOTT, ARIZ., INC.                                                      11,606
    28398                  MELDISCO K-M REYNOLDSBURG, OHIO, INC.                                                   20,788
    28399                  MELDISCO K-M RICHMOND, VA., INC.                                                        30,178
    28400                  MELDISCO K-M GUAYAMA, N.Y., INC.                                                        45,616
    28401                  MELDISCO K-M HENDERSON, NEV., INC.                                                      16,186
    28402                  MELDISCO K-M CHARLEVOIX, MI., INC.                                                      13,728
    28403                  MELDISCO K-M #4 CHARLOTTE AMALIE, N.Y., INC.                                            66,755
    28404                  MELDISCO K-M GOLDENROD RD., N., FL., INC.                                               14,279
    28405                  MELDISCO K-M NORTHPORT, AL., INC.                                                       10,335
    28406                  MELDISCO K-M OXON HILL, MD., INC.                                                       27,889
    28407                  MELDISCO K-M ORANGE CITY, FL., INC.                                                     16,908
    28408                  MELDISCO K-M OAK PARK, MI., INC.                                                        31,706
    28409                  MELDISCO K-M NORTH BERGEN, N.J., INC.                                                      180
    28410                  MELDISCO K-M SAN LEANDRO, CALIF., INC.                                                  32,602
    28411                  MELDISCO K-M KENT, WASH., INC.                                                          22,077
    28412                  MELDISCO K-M ONTARIO, ORE., INC.                                                        15,085
    28413                  MELDISCO K-M GONZALES, LA., INC.                                                        18,059
    28414                  MELDISCO K-M BURNHAM, PA., INC.                                                         16,953
    28415                  MELDISCO K-M 1802 DECATUR PIKE, TN., INC.                                               11,978
    28416                  MELDISCO/PAY LESS 1150 N. SPRINGBROOK RD., OR., INC.                                     1,087
    28417                  MELDISCO/PAY LESS 464 S.E. JACKSON, OR., INC.                                            1,074
    28418                  MILES MELDISCO K. M. GREEN BIRMINGHAM, INC.                                             15,143
    28419                  MELDISCO K-M SUMMIT TOWNE CTR., PA., INC.                                               16,179
    28420                  Highland Mall Footaction, Inc.                                                               0
    28421                  Military Circle Footaction, Inc.                                                             0
    28422                  Mall of Abilene Footaction, Inc.                                                             0
    28423                  Santurce Footaction, Inc.                                                                    0
    28424                  Sikes Center Footaction, Inc                                                                 0
    28425                  Newburgh Mall Footaction, Inc.                                                               0
    28426                  Newport City Thom McAn, Inc                                                                  0
    28427                  Marquette Mall Footaction, Inc.                                                             11
    28428                  Granite Run Fan Club, Inc.                                                                   0
    28429                  Gadsden Mall Footaction, Inc.                                                                0
    28430                  MELDISCO/PAY LESS MERCER ISLAND, WA., INC.                                                 696
    28431                  MELDISCO/PAY LESS MEAD, WA., INC.                                                          879
    28432                  MELDISCO K-M 1075 SHAW AVE., CA., INC.                                                  25,720

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    28433                  Georgia Square Footaction, Inc.                                                              0
    28434                  Great Northwest Footaction, Inc.                                                             0
    28435                  Hamilton Place Footaction, Inc.                                                              0
    28436                  Sharpstown Center Footaction, Inc.                                                           0
    28437                  Roosevelt Mall (PA) Footaction, Inc.                                                         0
    28438                  Great Mall Footaction, Inc.                                                                  0
    28439                  Mall Del Norte Footaction, Inc.                                                              0
    28440                  Valle Vista Footaction, Inc.                                                                 0
    28441                  Metro North Footaction, Inc.                                                                 0
    28442                  Natick Mall Footaction, Inc.                                                                 0
    28443                  North East Footaction, Inc.                                                                  0
    28444                  Independence Center Footaction, Inc.                                                         0
    28445                  West Oaks Footaction, Inc.                                                                   0
    28446                  South Plains Footaction, Inc.                                                                0
    28447                  Southlake Mall Footaction, Inc.                                                              0
    28448                  Tucson Mall Footaction, Inc.                                                                 0
    28449                  Town East Footaction, Inc.                                                                   0
    28450                  University Footaction, Inc.                                                                  0
    28451                  Solomon Pond Footaction, Inc.                                                                0
    28452                  Warner Robins Galleria Footaction, Inc.                                                      0
    28453                  Carolina East Footaction, Inc.                                                               0
    28454                  Camp Wisdom Footaction, Inc.                                                                 0
    28455                  MELDISCO - GORD 3728 EAST CALUMET, WI., INC.                                                 0
    28456                  Capital Footaction, Inc.                                                                     0
    28457                  Boynton Beach Footaction, Inc.                                                               0
    28458                  Annapolis Mall Footaction, Inc.                                                              0
    28459                  Citadel Mall Footaction, Inc.                                                                0
    28460                  Steamtown Footaction, Inc.                                                                   0
    28461                  St. Clair FootAction, Inc.                                                                   0
    28462                  Pasadena Towne Square Footaction, Inc.                                                       0
    28463                  Mt. Berry Square Footaction, Inc,                                                            0
    28464                  MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA ., INC.                                  0
    28465                  Tyrone Square Footaction, Inc.                                                               0
    28466                  OAK HOLLOW FOOTACTION, INC.                                                                  0
    28467                  Mall at 163rd St. Footaction, Inc.                                                           0
    28468                  Northgate Footaction, Inc.                                                                   0
    28469                  Magnolia Mall Footaction, Inc.                                                               0
    28470                  Columbia Center Footaction, Inc.                                                             0
    28471                  FOUR SEASONS FOOTACTION, INC.                                                                0
    28472                  Greenspoint Footaction, Inc.                                                                 0
    28473                  Gulf View Square Footaction Inc.                                                             0
    28474                  Golden East Crossing Footation, Inc.                                                         0
    28475                  Hudson Mall Footaction, Inc.                                                                 0
    28476                  Spring Hill Footaction, Inc.                                                               293
    28477                  Taylor Township Footaction, Inc                                                              0
    28478                  Broward Mall Footaction, Inc.                                                                0
    28479                  Fairgrounds Sq. Footaction, Inc.                                                             0
    28480                  Oak Park Footaction, Inc.                                                                    0
    28481                  Kenner Footaction, Inc.                                                                      0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    28482                  Old Hickory Mall Footaction, Inc.                                                            0
    28483                  SOUTH SQUARE MALL FOOTACTION, INC.                                                           0
    28484                  W. Mifflin Footaction, Inc.                                                                  0
    28485                  Lakeland Square Footaction, Inc.                                                             0
    28486                  Westgate Mall Footaction, Inc.                                                               0
    28487                  TWIN RIVERS MALL FOOTACTION, INC.                                                            0
    28488                  Anderson Footaction, Inc.                                                                    0
    28489                  MELDISCO K-M PROVO, UT., INC.                                                           16,518
    28490                  MELDISCO K-M 301 COLLEGE SQ., DE., INC.                                                 28,639
    28491                  MELDISCO K-M RIO PIEDRAS, PR., INC.                                                     29,632
    28492                  MELDISCO K-M GRAYLING, MI, INC.                                                         13,379
    28493                  MELDISCO K-M GRAYSON, KY., INC.                                                         22,321
    28494                  MELDISCO K-M HARDING HIGHWAY, OH., INC.                                                 11,277
    28495                  MELDISCO K-M HAVRE, MONT., INC.                                                         16,421
    28496                  MELDISCO K-M N. MIAMI BEACH, FL., INC.                                                  51,779
    28497                  MELDISCO K-M 11330 MONTWOOD DR., TX., INC.                                              22,967
    28498                  MELDISCO K-M GREENVILLE, MI., INC.                                                      13,673
    28499                  MELDISCO K-M HESPERIA, CA., INC.                                                        28,279
    28500                  MELDISCO K-M COLORADO SPRINGS, CO., INC.                                                 8,906
    28501                  MELDISCO K-M LANTANA, FLA., INC.                                                        41,348
    28502                  MELDISCO K-M LANGHORNE, PA., INC.                                                       27,593
    28503                  MELDISCO K-M HUTCHINSON, KAN., INC.                                                      9,977
    28504                  MELDISCO K-M LAWTON, OKLA., INC.                                                        12,162
    28505                  MELDISCO K-M MT. PLEASANT, MICH., INC.                                                  16,421
    28506                  MELDISCO K-M HALSTEAD ST., MICH., INC.                                                  12,952
    28507                  MELDISCO K-M HILLTOP DR., CALIF., INC.                                                  19,950
    28508                  MELDISCO K-M HUNTS BRIDGE RD., S.C., INC.                                               10,523
    28509                  MELDISCO K-M HUNTINGTON IND INC                                                         11,416
    28510                  MELDISCO K-M HORSEHEADS, N.Y., INC.                                                     18,058
    28511                  MELDISCO K-M LEWISTON, ID., INC.                                                        13,165
    28512                  MELDISCO K-M LONGMONT, COLO., INC.                                                      21,544
    28513                  MELDISCO K-M HAMPTON, VA., INC.                                                         14,664
    28514                  MELDISCO K-M HEMET, CALIF., INC.                                                        22,789
    28515                  MELDISCO K-M HOBBS, N.M., INC.                                                           6,455
    28516                  MELDISCO K-M JEFFERSONVILLE, IND., INC.                                                 11,761
    28517                  MELDISCO K-M JEFFERSON CITY, MO., INC.                                                  12,252
    28518                  MELDISCO K-M KALISPELL, MO., INC.                                                       17,552
    28519                  MELDISCO K-M LONGVIEW, TX., INC.                                                         8,986
    28520                  MELDISCO K-M MAIN ST., WISC., INC.                                                      13,078
    28521                  MELDISCO K-M LOUISVILLE, KY., INC.                                                      17,216
    28522                  MELDISCO K-M HYANNIS, MASS., INC.                                                       54,560
    28523                  MELDISCO K-M KINGSPORT, TENN., INC.                                                     19,417
    28524                  MELDISCO K-M JACKSON, TENN., INC.                                                       16,286
    28525                  MELDISCO K-M LEM TURNER RD.,FLA.,INC.                                                   18,566
    28526                  MELDISCO K-M HWY. 33, VA., INC.                                                         21,667
    28527                  MELDISCO K-M MALL BLVD., PA., INC.                                                      24,843
    28528                  MELDISCO K-M LAKE PARK, FLA., INC.                                                      40,720
    28529                  MELDISCO K-M KLAMATH FALLS, ORE., INC.                                                  13,496
    28530                  MELDISCO K-M LAS CRUCES, N.M., INC.                                                      8,710

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    28531                  MELDISCO K-M HOOKSETT, N.H., INC.                                                       16,103
    28532                  MELDISCO K-M HELENA, MONT., INC.                                                        12,272
    28533                  MELDISCO K-M HAYWARD, CALIF., INC.                                                      35,912
    28534                  MILES MELDISCO K-M EASTLAKE, OHIO, INC.                                                 16,450
    28535                  MILES MELDISCO K-M CHESAPEAKE, OHIO, INC.                                               11,794
    28536                  MILES MELDISCO K-M CIRCLE, KY., INC.                                                    18,347
    28537                  MILES MELDISCO K-M CITRUS AVE., CALIF., INC.                                            24,302
    28538                  MILES MELDISCO K-M BRADENTOWN, FLA., INC.                                                    0
    28539                  MILES MELDISCO K-M BURNSIDE RD., ORE., INC.                                             20,206
    28540                  MILES MELDISCO K-M CARLISLE PIKE, PA., INC.                                             19,334
    28541                  MILES MELDISCO K-M CEDAR ST., MICH., INC.                                               25,939
    28542                  MILES MELDISCO K-M CENTRAL AVE., N.M., INC.                                             20,493
    28543                  MILES MELDISCO K-M BUTLER ST., PA., INC.                                                20,798
    28544                  MILES MELDISCO K-M BLOOMINGTON IND INC                                                   9,368
    28545                  MILES MELDISCO K-M BLANDING BLVD., FLA., INC.                                           15,922
    28546                  MILES MELDISCO K-M BLAND YOUNGSTOWN, INC.                                               26,207
    28547                  MILES MELDISCO K-M BILLINGS, MONTANA, INC.                                              17,522
    28548                  MILES MELDISCO K-M BELT H'WAY., MO., INC.                                               13,707
    28549                  MILES MELDISCO K-M BELLFLOWER, CALIF., INC.                                             46,829
    28550                  MILES MELDISCO K-M BEACH BLVD FLA INC                                                   31,230
    28551                  MILES MELDISCO K-M BANISTER RD., MO., INC.                                              10,255
    28552                  MILES MELDISCO K-M BAGLEY, OHIO, INC.                                                   20,476
    28553                  MILES MELDISCO K-M COSTA MESA, CALIF, INC.                                              36,247
    28554                  MILES MELDISCO K-M BISCAYNE FLA INC                                                     38,722
    28555                  MILES MELDISCO K-M 72ND ST., WASH., INC.                                                20,444
    28556                  MILES MELDISCO K-M 1401 MEMORIAL, ALA., INC.                                            18,311
    28557                  MILES MELDISCO K-M 1801 SO. 10TH ST., TEX., INC.                                        51,466
    28558                  MILES MELDISCO K-M ARVADA, COLO., INC.                                                  18,716
    28559                  MILES MELDISCO K-M BISMARK, N. DAK., INC.                                               29,759
    28560                  MILES MELDISCO K-M 1860 CENTRAL AVE., N.Y., INC.                                        32,136
    28561                  MILES MELDISCO K-M 2873 W., PA., INC.                                                   17,283
    28562                  MILES MELDISCO K-M ALLENTOWN RD., OHIO, INC.                                            14,667
    28563                  MILES MELDISCO K-M AVE., J., CALIF., INC.                                               19,376
    28564                  MILES MELDISCO K-M CHANNEL ISLANDS, CALIF., INC.                                        30,419
    28565                  MILES MELDISCO K-M CORAL WAY VILLAGE, FLA., INC.                                        43,657
    28566                  MILES MELDISCO K-M COLUMBUS, GA.,INC.                                                   16,655
    28567                  MILES MELDISCO K-M 66 ST FLA INC                                                        26,684
    28568                  MILES MELDISCO K-M CLEVELAND AVE., GA., INC.                                            19,514
    28569                  MILES MELDISCO K-M COLLINS RD., IOWA, INC.                                              27,233
    28570                  MILES MELDISCO K-M 16TH AVENUE, IOWA, INC.                                              16,224
    28571                  MILES MELDISCO K-M 9TH ST., FLA., INC.                                                       0
    28572                  MILES MELDISCO K-M 6TH AVE., WASH., INC.                                                19,409
    28573                  MILES MELDISCO K-M CUDAHY, WISC., INC.                                                  19,523
    28574                  MILES MELDISCO K-M EAU CLAIR, WISC., INC.                                               13,802
    28575                  MILES MELDISCO K-M EL CAJON, CALIF., INC.                                               21,473
    28576                  MILES MELDISCO K-M DENVER, INC.                                                              0
    28577                  MILES MELDISCO K-M DEQUINDRE, MICH., INC.                                                  807
    28578                  MILES MELDISCO K-M DES PLAINES, INC.                                                    31,245
    28579                  MILES MELDISCO K-M DIXIE, KY., INC.                                                          0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    28580                  MILES MELDISCO K-M DORAVILLE, GA., INC.                                                 38,403
    28581                  MILES MELDISCO K-M DUBUQUE, IOWA, INC.                                                  18,861
    28582                  MILES MELDISCO K-M COLUMBIA, S.C., INC.                                                 18,932
    28583                  MILES MELDISCO K-M EASTWOOD, ALA., INC.                                                 11,016
    28584                  MELDISCO K-M SHAMOKIN DAM, PA., INC.                                                    20,474
    28585                  MELDISCO K-M SHEBOYGAN, WISC., INC.                                                     11,707
    28586                  MELDISCO K-M MURFREESBORO, TENN., INC.                                                  10,607
    28587                  MELDISCO K-M SOUTH HILLS MALL, N.Y., INC.                                               15,804
    28588                  MELDISCO K-M RANCHO CORDOVA, CA., INC.                                                  14,142
    28589                  MELDISCO K-M LAKE ORION, MICH., INC.                                                    20,323
    28590                  MELDISCO K-M E. GREENVILLE BLVD., N.C., INC.                                            13,351
    28591                  MELDISCO K-M ST. novUSTINE, FLA., INC.                                                  11,978
    28592                  MELDISCO K-M. ACTON, MASS., INC.                                                        15,233
    28593                  MELDISCO K-M ELLICOTT CITY, MD., INC.                                                   18,265
    28594                  MELDISCO K-M GARFIELD HTS., OHIO, INC.                                                  28,089
    28595                  MELDISCO K-M SEASIDE, CA., INC.                                                              0
    28596                  MELDISCO K-M BROOKHAVEN, PA., INC.                                                      21,976
    28597                  MELDISCO K-M SAYRE, PA., INC.                                                           15,510
    28598                  MELDISCO K-M NEWBURYPORT, MASS., INC.                                                   10,707
    28599                  MELDISCO K-M SHERIDAN, WYO., INC.                                                        8,838
    28600                  MELDISCO K-M LA PORTE IND INC                                                           17,447
    28601                  MELDISCO K-M FALL RIVER, MASS., INC.                                                    20,286
    28602                  MELDISCO K-M FEDERAL HWY., FLA., INC.                                                   36,340
    28603                  MELDISCO K-M NEW CASTLE, PA., INC.                                                      21,187
    28604                  MELDISCO K-M GREAT BARRINGTON, MASS., INC.                                              13,243
    28605                  MELDISCO K-M WAYNESBORO, PA., INC.                                                      12,447
    28606                  MELDISCO K-M S. PLAINFIELD, N.J., INC.                                                     180
    28607                  MELDISCO K-M BELLE VERNON, PA., INC.                                                    21,318
    28608                  MELDISCO K-M HERNDON, VA., INC.                                                         36,011
    28609                  MELDISCO K-M WATERTOWN, CT., INC.                                                       20,692
    28610                  MELDISCO K-M WILLIAMSPORT, PA., INC.                                                    25,402
    28611                  MELDISCO K-M EAGLEVILLE, PA., INC.                                                      13,841
    28612                  MELDISCO K-M GLASSBORO, N.J., INC.                                                      23,320
    28613                  MELDISCO K-M MARYVILLE, TENN., INC.                                                     16,282
    28614                  MELDISCO K-M COUNCIL BLUFFS, IOWA, INC.                                                 21,159
    28615                  MELDISCO K-M SUNLAND, CA., INC.                                                              0
    28616                  NEW LENOX, ILL., MELDISCO K-M, INC.                                                     24,535
    28617                  MELDISCO K-M BERWICK, PA., INC.                                                         15,886
    28618                  MELDISCO K-M STATEN ISLAND, N.Y., INC.                                                  53,551
    28619                  MELDISCO K-M LAKE TAHOE, CA., INC.                                                      41,920
    28620                  MELDISCO K-M HENDERSONVILLE, TENN., INC.                                                10,018
    28621                  MELDISCO K-M ALLENTOWN, PA., INC.                                                       29,513
    28622                  MELDISCO K-M CORTLAND, N.Y., INC.                                                       17,764
    28623                  MELDISCO K-M novUSTA, MAINE, INC.                                                       17,109
    28624                  MELDISCO K-M MEADEVILLE, PA., INC.                                                      14,902
    28625                  MELDISCO K-M E. STROUDSBURG, PA., INC.                                                  25,138
    28626                  MELDISCO K-M LANCASTER, PA., INC.                                                       18,911
    28627                  MELDISCO K-M RIO GRANDE, N.J., INC.                                                     49,322
    28628                  PONTIAC, ILL., MELDISCO K-M, INC.                                                        8,714

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    28629                  PULASKI, ILL., MELDISCO K-M, INC.                                                       39,384
    28630                  MELDISCO K-M CLAYMONT, DEL., INC.                                                       16,013
    28631                  MELDISCO K-M GOLDSBORO, N.C., INC.                                                      12,840
    28632                  MELDISCO K-M WATERVILLE, MAINE, INC.                                                    18,802
    28633                  MELDISCO K-M POUGHKEEPSIE, N.Y., INC.                                                   37,833
    28634                  MELDISCO K-M FT. WALTON BEACH, FLA., INC.                                               13,560
    28635                  MELDISCO K-M CHEBOYGAN, MICH., INC.                                                     15,574
    28636                  MELDISCO K-M MAYNARDVILLE PIKE, TN., INC.                                                9,267
    28637                  MELDISCO K-M KINSTON, N. C., INC.                                                       11,664
    28638                  MELDISCO K-M SARALAND, ALA., INC.                                                        1,485
    28639                  MELDISCO K-M JAMESTOWN, N.D.,INC.                                                       11,114
    28640                  MELDISCO K-M ENDICOTT, N.Y., INC.                                                       21,372
    28641                  MELDISCO K-M QUAKERTOWN, PA., INC.                                                      20,357
    28642                  MELDISCO K-M KOKOMO, IN., INC.                                                          11,490
    28643                  MELDISCO K-M CINCINNATI, OHIO, INC.                                                     12,517
    28644                  MELDISCO K-M PIERRE, S.D., INC.                                                          9,829
    28645                  MELDISCO K-M WOODBRIDGE, VA., INC.                                                      26,335
    28646                  MELDISCO K-M LEBANON, TENN., INC.                                                       11,434
    28647                  MELDISCO K-M CHATTANOOGA, TN., INC.                                                      8,500
    28648                  MELDISCO K-M SPRINGFIELD, MA., INC.                                                     29,146
    28649                  MELDISCO K-M RICHMOND, MICH., INC.                                                      18,352
    28650                  MELDISCO K-M LIMONITE AVENUE, CA., INC.                                                 22,435
    28651                  MELDISCO K-M PLACERVILLE, CA., INC.                                                     14,686
    28652                  MELDISCO K-M WEST VIEW PARK DR., PA., INC.                                              19,489
    28653                  MELDISCO K-M ALBERTVILLE, ALA., INC.                                                    11,566
    28654                  MELDISCO K-M WINONA, MINN., INC.                                                         8,196
    28655                  MELDISCO K-M O'FALLON, MO., INC.                                                        14,321
    28656                  MELDISCO K-M 3020 12TH ST., S.D., INC.                                                  14,401
    28657                  MELDISCO K-M WEST BEND, WISC., INC.                                                      9,237
    28658                  MELDISCO K-M N. PLAINFIELD, N.J., INC.                                                  33,617
    28659                  MELDISCO K-M WEST CHESTER, PA., INC.                                                    20,607
    28660                  MELDISCO K-M TEXARKANA, TX., INC.                                                       13,052
    28661                  MELDISCO K-M DANVILLE, KY., INC.                                                         9,358
    28662                  MELDISCO K-M FRACKVILLE, PA., INC.                                                      21,266
    28663                  MORTON, ILL., MELDISCO K-M, INC.                                                         9,568
    28664                  MELDISCO K-M WEST STATE ST., N.Y., INC.                                                 29,627
    28665                  MELDISCO K-M ALMA, MICH., INC.                                                           9,899
    28666                  MELDISCO K-M EAST LIVERPOOL, OHIO, INC.                                                 13,428
    28667                  MELDISCO K-M KEARNEY, N.J., INC.                                                        71,661
    28668                  MELDISCO K-M E. 10TH ST., S.D., INC.                                                    14,475
    28669                  MELDISCO K-M ELMWOOD PARK, N.J., INC.                                                   34,713
    28670                  MELDISCO K-M PARAMUS, N.J., INC.                                                        33,111
    28671                  MELDISCO K-M CLOSTER, N.J., INC.                                                        29,137
    28672                  MELDISCO K-M GRASS VALLEY, CA., INC.                                                    23,134
    28673                  MELDISCO K-M KEARNS, UT., INC.                                                          18,317
    28674                  MELDISCO K-M WEBSTER CITY, IOWA, INC.                                                    9,781
    28675                  MELDISCO K-M MADISON HGTS, MICH., INC.                                                  46,668
    28676                  MELDISCO K-M MARIETTA, OH., INC.                                                        16,437
    28677                  MELDISCO K-M MADISON ST., TN., INC.                                                     11,311

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    28678                  MELDISCO K-M RICHLANDS, VA., INC.                                                       17,569
    28679                  MELDISCO K-M BROWNSBURG IN INC                                                           9,637
    28680                  MELDISCO K-M CODY, WY., INC.                                                             7,344
    28681                  WOODSTOCK, ILL., MELDISCO K-M, INC.                                                     13,005
    28682                  MT. VERNON, ILL., MELDISCO K-M, INC.                                                    12,314
    28683                  MELDISCO K-M PETALUMA, CA., INC.                                                        20,462
    28684                  MELDISCO K-M ROMEO, MICH., INC.                                                         13,310
    28685                  MELDISCO K-M OUTER LOOP, KY., INC.                                                      15,425
    28686                  BELL RD., ILL., MELDISCO K-M, INC.                                                           0
    28687                  S. CICERO AVE, ILL., MELDISCO K-M, INC.                                                 24,879
    28688                  MELDISCO K-M CLINTON, MD., INC.                                                              0
    28689                  MELDISCO K-M CROSSVILLE, TENN., INC.                                                    14,735
    28690                  MELDISCO K-M LEAVENWORTH, KS., INC.                                                      9,624
    28691                  MELDISCO K-M SCOTTSBORO, ALA., INC.                                                      9,600
    28692                  MELDISCO K-M WHITE BEAR LAKE, MINN., INC.                                               17,051
    28693                  MELDISCO K-M WILMINGTON, N.C., INC.                                                     17,801
    28694                  MELDISCO K-M XYLON AVE., MINN., INC.                                                    14,279
    28695                  MELDISCO K-M ZANESVILLE, OHIO, INC.                                                     18,946
    28696                  MELDISCO K-M S. ORANGE BLOSSOM TR., FLA., INC.                                          45,158
    28697                  MELDISCO K-M VINCENNES IND INC                                                          11,013
    28698                  MELDISCO K-M WAYNE, N.J. INC.                                                           58,362
    28699                  MELDISCO K-M WEIRTON W. VA., INC.                                                       13,306
    28700                  MELDISCO K-M WESTLAKE, OHIO, INC.                                                       16,049
    28701                  MELDISCO K-M FARMINGTON, N.M., INC.                                                     20,764
    28702                  MELDISCO K-M FRANKLIN RD., S.W., VA., INC.                                              15,431
    28703                  MELDISCO K-M FARMINGTON HILLS, MICH., INC.                                              14,014
    28704                  MELDISCO K-M FAIRVIEW AVE., IDAHO, INC.                                                 21,106
    28705                  MELDISCO K-M FAIRBORN, OHIO, INC.                                                       11,009
    28706                  MELDISCO K-M FT. MITCHELL, KY., INC.                                                    13,026
    28707                  MELDISCO K-M MINNETONKA, MINN., INC.                                                    13,176
    28708                  MILES SHOES MELDISCO K-M 52ND ST. OMAHA, NEB., INC.                                     39,434
    28709                  MILES SHOES MELDISCO K-M NIAGARA FALLS BLVD. AMHERST,  N.Y., INC.                       34,481
    28710                  MILES SHOES MELDISCO K-M MCRAE BLVD., EL PASO, TEXAS, INC.                              37,123
    28711                  MELDISCO K-M GREENWOOD IND INC                                                          18,194
    28712                  MILES SHOES MELDISCO COL. HILL S.C. CINN., OHIO, INC.                                        0
    28713                  MELDISCO K-M GRAY AVE., CALIF., INC.                                                    15,849
    28714                  MELDISCO K-M GREENWOOD, S.C., INC.                                                      14,906
    28715                  MELDISCO K-M W. GREENWAY RD., ARIZ., INC.                                               16,695
    28716                  MILES SHOES MELDISCO 601 WOODMAN DR., DAYTON, OHIO, INC.                                26,530
    28717                  MILES MELDISCO K-M  RICHMOND AVE., N.Y., INC.                                           63,982
    28718                  MELDISCO K-M DIAMOND BAR, CALIF., INC.                                                  16,360
    28719                  MELDISCO K-M WILLOW GROVE, PA., INC.                                                    14,519
    28720                  MELDISCO K-M FEASTERVILLE, PA., INC.                                                    17,700
    28721                  MELDISCO K-M GREAT FALLS, MONT., INC.                                                   15,337
    28722                  MELDISCO K-M HALES CORNERS, WISC., INC.                                                 17,482
    28723                  MELDISCO K-M W. 65TH ST., OHIO, INC.                                                    22,448
    28724                  MELDISCO K-M GREENVILLE, OHIO, INC.                                                     11,179
    28725                  MELDISCO K-M W. LEBANON, N.H., INC.                                                     17,835
    28726                  MELDISCO K-M W. BASELINE RD., ARIZ., INC.                                                    0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    28727                  MELDISCO K-M W. ALEXIS RD., OHIO, INC.                                                  21,516
    28728                  MELDISCO K-M GREENVILLE, MISS., INC.                                                    10,717
    28729                  MELDISCO K-M WASHINGTON ST IND INC                                                      36,683
    28730                  MELDISCO K-M WARMINSTER, PA.,INC.                                                       20,902
    28731                  MELDISCO K-M WALLA WALLA, WASH., INC.                                                   11,627
    28732                  MELDISCO K-M WABASH AVE., MD., INC.                                                     23,626
    28733                  MELDISCO K-M W.PATRICK, MD., INC.                                                       27,739
    28734                  MELDISCO K-M WATSON BLVD., GA., INC.                                                    17,023
    28735                  MELDISCO K-M RODNEY PARHAM RD., ARK., INC.                                              15,141
    28736                  MELDISCO K-M WATERBURY, CONN., INC.                                                     32,459
    28737                  MELDISCO K-M MILFORD, MASS., INC.                                                       23,203
    28738                  MELDISCO K-M MIDLOTHIAN TPKE., VA., INC.                                                24,997
    28739                  MELDISCO K-M MERCERVILLE RD., N.J., INC                                                 40,085
    28740                  MELDISCO K-M MENOMONEE FALLS, WISC., INC.                                               14,713
    28741                  MELDISCO K-M MIAMISBURG, OHIO, INC.                                                        260
    28742                  MELDISCO K-M MERRILLVILLE INC                                                           22,568
    28743                  MELDISCO K-M OREM UTAH, INC.                                                            12,685
    28744                  MILES MELDISCO K-M RAPID CITY, S.D., INC.                                               31,105
    28745                  MELDISCO K-M ST ALBANS W. VA., INC.                                                     19,473
    28746                  MELDISCO K-M STADIUM DR., MICH., INC.                                                   15,180
    28747                  MELDISCO K-M STEVENS POINT, WISC., INC.                                                 12,294
    28748                  MELDISCO K-M MODESTA, CAL., INC.                                                        27,134
    28749                  MELDISCO K-M MISSOULA, MONT., INC.                                                      11,092
    28750                  MELDISCO K-M MILFORD, OHIO, INC.                                                        13,699
    28751                  MELDISCO K-M STURGIS, MICH., INC.                                                       14,459
    28752                  MELDISCO K-M SUMTER, S.C., INC.                                                         15,555
    28753                  MELDISCO K-M MOOSIC, PA., INC.                                                          26,337
    28754                  MELDISCO K-M NEW IBERIA, LA, INC.                                                       16,639
    28755                  MELDISCO K-M NEWARK, CALIF., INC.                                                            0
    28756                  MELDISCO K-M NEWPORT NEWS, VA., INC.                                                    11,118
    28757                  MELDISCO K-M SnovAS, MASS., INC.                                                        32,135
    28758                  MELDISCO K-M N. ANDRESEN RD., WASH., INC.                                               19,892
    28759                  MELDISCO K-M SAVANNAH HWY., S.C., INC.                                                  14,746
    28760                  MELDISCO K-M SCOTTSBLUFF, NEB., INC.                                                    12,778
    28761                  MELDISCO K-M SCRANTON CARBONDALE H'WAY, PA., INC.                                       29,371
    28762                  MELDISCO K-M NORRISTOWN, PA., INC.                                                      18,948
    28763                  MELDISCO K-M NORTH CANTON, OHIO, INC.                                                   25,962
    28764                  MELDISCO K-M OLENTANGY RIVER ROAD, OHIO, INC.                                           26,783
    28765                  MELDISCO K-M N. ARROWOOD ST., S.C., INC.                                                11,273
    28766                  MELDISCO K-M NINE MILE RD., VA., INC.                                                   25,407
    28767                  MELDISCO K-M NAPLES, FLA., INC                                                          10,781
    28768                  MELDISCO K-M NAMPA, ID., INC.                                                           14,821
    28769                  MELDISCO K-M N.LAS VEGAS, NEV., INC.                                                    39,837
    28770                  MELDISCO K-M N. DALE-MABRY., HWY., FLA, INC.                                            24,442
    28771                  MELDISCO K-M MENOMINEE, MICH., INC.                                                     18,091
    28772                  MELDISCO K-M MASON CITY, IOWA, INC.                                                     13,607
    28773                  MELDISCO K-M MANHATTAN, KS., INC.                                                        8,230
    28774                  MELDISCO K-M MANTUA, N.J., INC.                                                         34,338
    28775                  MELDISCO K-M MARYLAND AVE., MINN., INC.                                                 31,636

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    28776                  MELDISCO K-M MARLTON, N.J., INC.                                                           248
    28777                  MELDISCO K-M TACOMA, WASH., INC.                                                        18,883
    28778                  MELDISCO K-M SPRING VALLEY, CALIF., INC.                                                   190
    28779                  MELDISCO K-M SINCLAIR LANE, MD., INC.                                                   17,553
    28780                  MELDISCO K-M SOQUEL,CALIF.,INC.                                                              0
    28781                  MELDISCO K-M SILVER SPRING, MD., INC.                                                   56,951
    28782                  MELDISCO K-M NAZARETH PIKE, PA., INC.                                                        0
    28783                  MELDISCO K-M NEW HARTFORD, N.Y., INC.                                                   22,004
    28784                  MELDISCO K-M MUSKOGEE,OKLA.,INC                                                         11,869
    28785                  MELDISCO K-M MORRISTOWN, TENN., INC.                                                    18,755
    28786                  MELDISCO K-M SHELBY, N.C., INC.                                                         17,471
    28787                  MELDISCO K-M SHELBURKE RD., VT., INC.                                                   19,514
    28788                  MELDISCO K-M SIOUX CITY, IOWA, INC.                                                     29,067
    28789                  MELDISCO K-M MANASSAS, VA., INC.                                                        36,667
    28790                  MELDISCO K-M MUSCLE SHOALS, ALA., INC.                                                  11,771
    28791                  MELDISCO K-M N. AVE., COLO., INC.                                                       12,430
    28792                  MELDISCO K-M UTICA, MICH., INC.                                                         17,142
    28793                  MELDISCO K-M W. 7 MILE RD., MICH., INC.                                                 31,156
    28794                  MELDISCO K-M VERNON, CONN., INC.                                                        34,162
    28795                  MELDISCO K-M VENICE, FLA., INC.                                                         12,013
    28796                  MELDISCO K-M VALPARAISO, IND., INC.                                                     13,860
    28797                  MELDISCO K-M VALLEY PLAZA, MD., INC.                                                    29,170
    28798                  MELDISCO K-M U.S. ROUTE 11, PA., INC.                                                   19,440
    28799                  MELDISCO K-M TUALATIN, ORE., INC.                                                       14,844
    28800                  MELDISCO K-M TOMS RIVER, N.J., INC.                                                     32,732
    28801                  MELDISCO K-M TOLEDO, OHIO, INC.                                                         14,668
    28802                  MELDISCO K-M TIFTON, GA., INC.                                                          12,331
    28803                  MELDISCO K-M VALENCIA, CALIF., INC.                                                     25,814
    28804                  MELDISCO K-M TULSA, OKLA., INC.                                                         12,968
    28805                  MELDISCO K-M TWIN FALLS, IDAHO, INC.                                                    20,256
    28806                  MELDISCO K-M U. S. RTE, 309, PA., INC.                                                  28,308
    28807                  MELDISCO K-M PLATTE WOODS, MO., INC.                                                    11,160
    28808                  MELDISCO K-M PERU IND INC                                                                8,554
    28809                  MELDISCO K-M PLAZA MALL, NJ., INC.                                                      53,051
    28810                  MELDISCO K-M PONTIAC, MICH., INC.                                                       15,476
    28811                  MELDISCO K-M PORTAGE, MICH., INC.                                                       17,705
    28812                  MELDISCO K-M READING, PA., INC.                                                         20,498
    28813                  MELDISCO K-M PYRAMID MALL, N.Y., INC.                                                   26,097
    28814                  MELDISCO K-M PASADENA, MD., INC.                                                        20,806
    28815                  MELDISCO K-M SAND SPRINGS, OKLA., INC.                                                  10,876
    28816                  MELDISCO K-M PADUCAH, KY., INC.                                                         15,806
    28817                  MELDISCO K-M PARKERSBURG W. VA., INC.                                                   13,999
    28818                  MELDISCO K-M SANTA FE, N.M., INC.                                                       28,047
    28819                  MELDISCO K-M TALLMADGE, OHIO, INC.                                                      25,994
    28820                  MELDISCO K-M REED ROAD, PA., INC.                                                            0
    28821                  MELDISCO K-M S. TUNNEL RD., N.C., INC.                                                  15,948
    28822                  MELDISCO K-M ROSWELL, N.M., INC.                                                         8,096
    28823                  MELDISCO K-M ROCK HILL, S.C., INC.                                                      21,372
    28824                  MELDISCO/PAY LESS MAIN & HOWARD, WA., INC.                                               1,048

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    28825                  MELDISCO K-M SAN FERNANDO RD.,CALIF., INC.                                                   0
    28826                  MELDISCO K-M ROCHESTER, MICH., INC.                                                         57
    28827                  MELDISCO K-M RIVERSIDE, CALIF., INC.                                                    24,296
    28828                  MELDISCO K-M RENSSELAER, N.Y. INC.                                                      19,664
    28829                  MILES MELDISCO K-M N. DIVISION, WASH., INC.                                             33,574
    28830                  MILES MELDISCO K-M MILITARY NIAG. FALLS, INC.                                           28,891
    28831                  MELDISCO K-M TARPON SPRINGS, FLA., INC.                                                 16,872
    28832                  MILES MELDISCO K-M ODDIE BLVD., NEV., INC.                                              22,621
    28833                  MILES MELDISCO K-M OCALA,FLA.,INC.                                                      19,637
    28834                  MILES MELDISCO K-M NORTH GATE, INC.                                                     22,493
    28835                  MILES MELDISCO K-M NOLENSVILLE, TENN., INC.                                             27,450
    28836                  MILES MELDISCO K-M NEW PORT RICHEY, FLA., INC.                                               0
    28837                  MILES MELDISCO K-M OVERLAND, KANSAS, INC.                                               12,129
    28838                  MILES MELDISCO K-M PARKLANE RD., S.C.,  INC.                                            16,701
    28839                  MILES MELDISCO K-M OSHKOSH, WISC., INC.                                                 17,037
    28840                  MILES MELDISCO K-M ORANGE, CALIF., INC.                                                      0
    28841                  MILES MELDISCO K-M PATRICIO, P. R., INC.                                                80,452
    28842                  MILES MELDISCO K-M PARLEYS WAY UTAH INC                                                 10,968
    28843                  MILES MELDISCO K-M PENDELTON PIKE, IND., INC.                                           17,921
    28844                  MILES MELDISCO K-M PLAZA FT. JACKSON, INC.                                              12,029
    28845                  MILES MELDISCO K-M PLUMMER ST., CALIF., INC.                                            28,685
    28846                  MILES MELDISCO K-M PLYMOUTH TWP., MICH., INC.                                           15,649
    28847                  MILES MELDISCO K-M MOBILE H'WAY, FLA., INC.                                             17,983
    28848                  MILES MELDISCO K-M MISSION ST., ORE., INC.                                              19,066
    28849                  MILES MELDISCO K-M MINOT, N.D., INC.                                                    25,942
    28850                  MILES MELDISCO K-M MILITARY TRAIL, FLA., INC.                                                0
    28851                  MILES MELDISCO K-M MONMOUTH RD., N.J., INC.                                             34,778
    28852                  MILES MELDISCO K-M MONROE, MICH., INC.                                                  23,616
    28853                  MILES MELDISCO K-M MORRELL, TENN., INC.                                                 14,452
    28854                  MILES MELDISCO K-M MOSS ST., CALIF., INC.                                               45,105
    28855                  MILES MELDISCO K-M MASSILLON, OHIO, INC.                                                29,952
    28856                  MILES MELDISCO K-M MUSKEGON, MICH., INC.                                                     0
    28857                  MILES MELDISCO K-M MATTYDALE, N.Y., INC.                                                31,074
    28858                  MILES MELDISCO K-M MCKINLEY AVE IND INC                                                 26,004
    28859                  MILES MELDISCO K-M McBRIEN RD., TENN., INC.                                                  0
    28860                  MILES MELDISCO K-M MERRIAM, INC.                                                        12,998
    28861                  MILES MELDISCO K-M MESA, ARIZ., INC.                                                    20,513
    28862                  MILES MELDISCO K-M PUEBLO, COLO., INC.                                                  20,443
    28863                  MILES MELDISCO K-M MAPLE RD., MICH., INC.                                               17,160
    28864                  MILES MELDISCO K-M MADERA RD., CALIF., INC.                                             16,209
    28865                  MILES MELDISCO K-M MADISON, TENN., INC.                                                 26,802
    28866                  MILES MELDISCO K-M LA CROSSE, WISC., INC.                                               13,245
    28867                  MILES MELDISCO K-M MAGNOLIA, CALIF., INC.                                                    0
    28868                  MILES MELDISCO K-M MANHATTAN TOLEDO, INC.                                               15,356
    28869                  MILES MELDISCO K-M LAKE CHARLES, LA., INC.                                               9,737
    28870                  MILES MELDISCO K-M LAKE RD., OREGON, INC.                                               12,024
    28871                  MILES MELDISCO K-M LOMBARD, ILL., INC.                                                  16,185
    28872                  Gurnee Mills Fan Club, Inc.                                                                  0
    28873                  Hickory Hollow Mall Footaction, Inc.                                                         0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    28874                  Hickory Ridge Mall Footaction, Inc.                                                          0
    28875                  Highland Park Footaction, Inc.                                                               0
    28876                  Hamtramck Footaction, Inc.                                                                   0
    28877                  Hallwood Footaction, Inc.                                                                    0
    28878                  Hamilton Fan Club, Inc.                                                                      0
    28879                  Tyler Mall Fan Club, Inc.                                                                    0
    28880                  Upper Darby Footaction, Inc.                                                                 0
    28881                  GETTY SQUARE FOOTACTION, INC.                                                                0
    28882                  Grand Boulevard Footaction, Inc.                                                             0
    28883                  Grand Rapids Footaction, Inc.                                                                0
    28884                  Greenbriar Mall Footaction, Inc.                                                             0
    28885                  Forest Hills Footaction, Inc.                                                                0
    28886                  FAIRLANE MEADOWS FOOTACTION, INC.                                                            0
    28887                  Fox Hills (Cal.) Fan Club, Inc.                                                              0
    28888                  Eastridge Fan Club, Inc.                                                                     0
    28889                  The Meadows Fan Club, Inc.                                                                  75
    28890                  The Village Footaction, Inc.                                                                30
    28891                  Tower Center Footaction, Inc.                                                                0
    28892                  Treasure Coast Mall Footaction, Inc.                                                         0
    28893                  Troy Footaction, Inc.                                                                        0
    28894                  Tukwila Open Country, Inc.                                                                   0
    28895                  Ladera Center Footaction, Inc.                                                               0
    28896                  LAFAYETTE FOOTACTION, INC.                                                                   0
    28897                  Lakewood Fan Club, Inc.                                                                      0
    28898                  Lee Harvard Footaction, Inc.                                                                 0
    28899                  Leominster Fan Club, Inc.                                                                    0
    28900                  Lincoln Park Footaction, Inc.                                                                0
    28901                  Lloyd Center Fan Club, Inc.                                                                  0
    28902                  Mall @ Barnes Crossing Footaction, Inc.                                                     25
    28903                  Macomb Mall Footaction, Inc.                                                                 0
    28904                  Mall De Aguilas Footaction, Inc.                                                             0
    28905                  MARKET CENTER FOOTACTION, INC.                                                               0
    28906                  Marketplace at Hollywood Footaction, Inc.                                                    0
    28907                  Quaker Bridge Open Country, Inc.                                                             0
    28908                  Fresno Fan Club, Inc.                                                                        0
    28909                  Freedom Mall Footaction, Inc.                                                                0
    28910                  Sunbury Footaction, Inc.                                                                     0
    28911                  Sawgrass Fan Club, Inc.                                                                      0
    28912                  Padre Footaction, Inc.                                                                       0
    28913                  Vista Ridge Mall Footaction, Inc.                                                            0
    28914                  Washington Street Fan Club, Inc.                                                             0
    28915                  WEST END MALL FOOTACTION, INC.                                                               0
    28916                  Westgate Fan Club, Inc.                                                                      0
    28917                  Westland-Haileah Fan Club, Inc.                                                              0
    28918                  Killeen Mall Footaction, Inc.                                                                0
    28919                  Kings Plaza Fan Club, Inc.                                                                   0
    28920                  Lawndale Plaza Footaction, Inc.                                                              0
    28921                  Dallas Galleria Footaction, Inc.                                                             0
    28922                  Ala Moana Footaction, Inc.                                                                   0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    28923                  Del Amo Fan Club, Inc.                                                                  56,940
    28924                  Dartmouth Fan Club, Inc.                                                                     0
    28925                  Fairfield Commons Fan Club, Inc.                                                             0
    28926                  Cross County (N.Y.) Fan Club, Inc.                                                           0
    28927                  Chula Vista Fan Club, Inc.                                                                   0
    28928                  Alexandria Mall Footaction, Inc.                                                             0
    28929                  CROSSROADS CENTER FOOTACTION, INC.                                                           0
    28930                  Crossgates Fan Club, Inc.                                                                    0
    28931                  Square One Footaction, Inc.                                                                  0
    28932                  Southridge Footaction, Inc.                                                                  0
    28933                  Southland Mall Footaction, Inc.                                                              0
    28934                  Solano Footaction, Inc.                                                                      0
    28935                  West Towne Footaction, Inc.                                                                  0
    28936                  Fiesta Footaction, Inc.                                                                      0
    28937                  Bel-Air Center Footaction, Inc.                                                              0
    28938                  Bel Air Mall Footaction, Inc.                                                                0
    28939                  West Ridge Footaction, Inc.                                                                  0
    28940                  Deptford Open Country, Inc.                                                                  0
    28941                  Desoto Square Mall Footaction, Inc.                                                          0
    28942                  Dover Mall Footaction, Inc.                                                                  0
    28943                  Chatham Ridge Footaction, Inc.                                                               0
    28944                  Cielo Vista Mall Footaction, Inc.                                                            0
    28945                  San Leandro Footaction, Inc.                                                                 0
    28946                  CITY PLACE LONG BEACH FOOTACTION, INC.                                                       0
    28947                  Ford City Footaction, Inc.                                                                   0
    28948                  Gentilly Woods Footaction, Inc.                                                              0
    28949                  Carson Mall Fan Club, Inc.                                                                   0
    28950                  CITY PLACE SILVER SPRINGS FOOTACTION, INC.                                               2,857
    28951                  MELDISCO/PAY LESS SEDRO WOOLEY, WA., INC.                                                3,672
    28952                  Seatac Footaction, Inc.                                                                    273
    28953                  Westgate Footaction, Inc.                                                                    0
    28954                  Randall Park Footaction, Inc.                                                                0
    28955                  Riverchase Footaction, Inc.                                                                  0
    28956                  Rimrock Footaction, Inc.                                                                     0
    28957                  Central City Mall Fan Club, Inc.                                                             0
    28958                  Animas Mall Footaction, Inc.                                                                 0
    28959                  Aventura Fan Club, Inc.                                                                      0
    28960                  Fair Oaks Footaction, Inc.                                                                   0
    28961                  EASTERN BOULEVARD FOOTACTION, INC.                                                           0
    28962                  Eastfield Open Country, Inc.                                                                 0
    28963                  Coventry Mall Fan Club, Inc.                                                                 0
    28964                  Cordova Mall Footaction, Inc.                                                                0
    28965                  Bannister Mall Footaction, Inc.                                                              0
    28966                  Carlsbad Fan Club, Inc.                                                                      0
    28967                  CAPITAL CENTRE FOOTACTION, INC.                                                            863
    28968                  Canterbury Square Footaction, Inc.                                                           0
    28969                  Cambridge Galleria Fan Club, Inc.                                                            0
    28970                  Broad Street Footaction, Inc.                                                                0
    28971                  Bossier Mall Footaction, Inc.                                                                0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    28972                  Bonita Fan Club, Inc.                                                                        0
    28973                  Bay Plaza Footaction, Inc                                                                    0
    28974                  164 North Star Mall Footaction, Inc.                                                         0
    28975                  87TH AND COTTAGE GROVE FOOTACTION, INC.                                                      0
    28976                  83 Central Mall Footaction, Inc.                                                             0
    28977                  63rd & Western Footaction, Inc.                                                              0
    28978                  34TH STREET FOOTACTION, INC.                                                                 0
    28979                  1162 Valla Linda Mall Footaction, Inc.                                                       0
    28980                  305 Northline Mall Footaction, Inc.                                                          0
    28981                  MELDISCO K-M BRISTOL, TENN., INC.                                                       12,605
    28982                  MELDISCO K-M CLAIREMONT NESA BLVD., CALIF., INC.                                           227
    28983                  MELDISCO K-M CHICO, CALIF., INC.                                                        15,264
    28984                  MELDISCO K-M BRIDGEVILLE, PA., INC.                                                     23,314
    28985                  MELDISCO K-M BROCKTON, MASS., INC.                                                      27,175
    28986                  MELDISCO K-M BRICKTOWN, N.J., INC.                                                      17,556
    28987                  MELDISCO K-M BREMERTON, WASH., INC.                                                     13,292
    28988                  MELDISCO K-M CHILLI, N.Y., INC.                                                         19,187
    28989                  MELDISCO K-M BOZEMAN, MONT., INC.                                                       10,571
    28990                  MELDISCO K-M CHAMBERSBURG, PA., INC.                                                    27,697
    28991                  MELDISCO K-M CAPE GIRARDEAU, MO., INC.                                                  11,718
    28992                  MELDISCO K-M BURTON, MICH., INC.                                                        26,126
    28993                  MELDISCO K-M CLEARWATER, FLA., INC.                                                     23,458
    28994                  MELDISCO K-M BURLINGTON, N.J., INC.                                                     22,610
    28995                  MELDISCO K-M BURLINGTON, IOWA, INC.                                                     12,760
    28996                  MELDISCO K-M BRUNSWICK, OHIO, INC.                                                      15,390
    28997                  MELDISCO K-M CHARLESTON, W.VA., INC.                                                    30,800
    28998                  MELDISCO K-M BRANDON,FLA.,INC                                                           25,094
    28999                  MELDISCO K-M BOUNTIFUL, UTAH INC.                                                       14,133
    29000                  MELDISCO K-M BOSSIER CITY, LA., INC.                                                     9,197
    29001                  MELDISCO K-M BLAINE, MINN., INC.                                                        19,316
    29002                  MELDISCO K-M IRMO, S.C., INC.                                                           13,246
    29003                  MELDISCO K-M HILLCREST DR. CONNECTOR, GA., INC.                                         11,487
    29004                  MELDISCO K-M HOWELL, N.J., INC.                                                         19,688
    29005                  MELDISCO K-M HOLLISTER, CA., INC.                                                       13,574
    29006                  MELDISCO K-M HWY. 89 AT I-67/167, AR., INC.                                             13,136
    29007                  MELDISCO K-M INVERNESS, FL., INC.                                                       11,491
    29008                  MELDISCO K-M HYATTSVILLE MD., INC.                                                      49,265
    29009                  MELDISCO K-M HOPKINSVILLE, KY., INC.                                                     9,580
    29010                  MELDISCO K-M IONIA, MICH., INC.                                                         13,593
    29011                  MELDISCO K-M KEY WEST, FL., INC.                                                        25,192
    29012                  MELDISCO K-M HOLMES, PA., INC.                                                          29,130
    29013                  MELDISCO K-M JONESBORO, GA., INC.                                                       21,795
    29014                  MELDISCO K-M LIBERTY, MO., INC.                                                          9,215
    29015                  MELDISCO K-M LEXINGTON, SC., INC.                                                       14,081
    29016                  MELDISCO K-M IDAHO FALLS, ID., INC.                                                     15,428
    29017                  MELDISCO K-M JACKSON, WY., INC.                                                         24,850
    29018                  MELDISCO K-M IWILEI, HI., INC.                                                          38,453
    29019                  MELDISCO K-M KINGSBURG, CA., INC.                                                       14,320
    29020                  MELDISCO K-M KILL DEVIL HILLS, NC., INC.                                                18,108

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    29021                  MELDISCO K-M LAKE MARY, FL., INC.                                                       12,905
    29022                  MELDISCO K-M JUAN DIAZ, P.R., INC.                                                      44,417
    29023                  MELDISCO K-M LEVITTOWN, NY., INC.                                                            0
    29024                  MELDISCO K-M KINGSLAND, GA., INC.                                                       10,823
    29025                  MELDISCO K-M LENEXA, KS., INC.                                                           8,604
    29026                  MELDISCO K-M LEMOORE, CA., INC.                                                         16,965
    29027                  MELDISCO K-M INDIO, CA., INC.                                                           29,690
    29028                  MELDISCO K-M PARADISE, CA., INC.                                                        18,176
    29029                  MELDISCO K-M COOS BAY, ORE., INC.                                                       10,502
    29030                  MELDISCO K-M DAVIS RD., CA., INC.                                                       37,023
    29031                  MELDISCO K-M GRAND BLANC, MICH., INC.                                                   11,421
    29032                  MELDISCO K-M GLENMONT, N.Y., INC.                                                       13,842
    29033                  MELDISCO K-M MT. PLEASANT, S.C., INC.                                                    6,036
    29034                  MELDISCO K-M CARROLLTON, GA., INC.                                                      11,530
    29035                  MELDISCO K-M ROCHESTER, N.H., INC.                                                      17,029
    29036                  MELDISCO K-M KISSIMMEE, FLA., INC.                                                      36,400
    29037                  MELDISCO K-M KEARNY, MO., INC.                                                          11,681
    29038                  MELDISCO K-M MONTANA BLVD., TX., INC.                                                   57,381
    29039                  MELDISCO K-M HERKIMER, N.Y., INC.                                                       14,571
    29040                  MELDISCO K-M GULF TO BAY BLVD., FLA., INC.                                                   0
    29041                  MELDISCO K-M KILLEEN, TX., INC.                                                         12,730
    29042                  MELDISCO K-M NORTHERN AVE., ARIZ., INC.                                                 31,775
    29043                  MELDISCO K-M MORGANTON, N.C., INC.                                                      12,908
    29044                  MELDISCO K-M CHEROKEE, IOWA, INC.                                                        9,374
    29045                  MELDISCO K-M BENNINGTON, VT., INC.                                                      10,694
    29046                  MELDISCO K-M EASTON, PA., INC.                                                          19,005
    29047                  MELDISCO K-M PIKEVILLE, KY., INC.                                                       14,220
    29048                  MELDISCO K-M NEWPORT, KY., INC.                                                         14,734
    29049                  MELDISCO K-M WEST 3RD ST., CA., INC.                                                    64,002
    29050                  MELDISCO K-M DICKINSON, N.D., INC.                                                      11,042
    29051                  MELDISCO K-M OELWEIN, IOWA, INC.                                                        12,975
    29052                  MELDISCO K-M JOHNSON FERRY RD., GA., INC.                                                9,716
    29053                  MELDISCO K-M DAVIE, FLA., INC.                                                          45,266
    29054                  MELDISCO K-M BOONE, N.C., INC.                                                          12,223
    29055                  MELDISCO K-M TAMIAMI TRAIL, FLA., INC.                                                  10,156
    29056                  MELDISCO K-M RED OAK, IOWA, INC.                                                         6,970
    29057                  MELDISCO K-M PALMER, MASS., INC.                                                        16,126
    29058                  MELDISCO K-M HUNTINGTON, W.VA., INC.                                                    10,886
    29059                  MELDISCO K-M SANFORD, N.C., INC.                                                        11,767
    29060                  MELDISCO K-M RATON, N. M., INC.                                                          8,567
    29061                  MELDISCO K-M REIDSVILLE, N.C., INC.                                                     12,690
    29062                  MELDISCO K-M SOUTH BROADWAY, KS., INC.                                                  10,083
    29063                  MELDISCO K-M MOORHEAD, MINN., INC.                                                      15,132
    29064                  MELDISCO K-M BROKEN ARROW, OKLA., INC.                                                       0
    29065                  MELDISCO K-M FERGUS FALLS, MINN., INC.                                                  10,298
    29066                  ALTON, ILL., MELDISCO K-M, INC.                                                         15,563
    29067                  MELDISCO K-M FORT ATKINSON, WISC., INC.                                                  8,371
    29068                  MELDISCO K-M SARASOTA, FLA., INC.                                                       22,699
    29069                  MELDISCO K-M VETERANS MEMORIAL BLVD., LA., INC.                                          4,336

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    29070                  MELDISCO K-M PUYALLUP, WASH., INC.                                                       8,755
    29071                  MELDISCO K-M NATIONAL RD IND INC                                                        16,572
    29072                  MELDISCO K-M RIDGE RD., N.Y., INC.                                                      15,813
    29073                  MELDISCO K-M AVENEL, N.J., INC.                                                         41,791
    29074                  MELDISCO K-M FAIRFAX, VA., INC.                                                         21,291
    29075                  MELDISCO K-M SYKESVILLE, MD., INC.                                                      11,592
    29076                  MELDISCO K-M CORBIN, KY., INC.                                                          17,765
    29077                  MELDISCO K-M TRUJILLO ALTO, P.R., INC.                                                  56,554
    29078                  MILES MELDISCO K-M GORDON H'WAY., GA., INC.                                             14,797
    29079                  MILES MELDISCO K-M HAINES RD., PA., INC.                                                26,694
    29080                  MILES MELDISCO K-M GROSEBECK, MICH., INC.                                               25,381
    29081                  MILES MELDISCO K-M GREENFIELD, WISC., INC.                                              20,661
    29082                  MILES MELDISCO K-M HARMONT AVE., OHIO, INC.                                             25,493
    29083                  MILES MELDISCO K-M HARBOR CREEK, PA., INC.                                              17,235
    29084                  MILES MELDISCO K-M HARBOR CITY, CALIF., INC.                                            29,470
    29085                  MILES MELDISCO K-M HOWE AVE., CALIF., INC.                                                   0
    29086                  MILES MELDISCO K-M HOLLYWOOD FLA INC                                                    35,605
    29087                  MILES MELDISCO K-M HARVLAN CENTER, CALIF., INC.                                         41,274
    29088                  MILES MELDISCO K-M INDUSTRIAL RD., CALIF., INC.                                         29,536
    29089                  MILES MELDISCO K-M INDUSTRY, CALIF., INC.                                               21,414
    29090                  MILES MELDISCO K-M HAWTHORNE BLVD., CALIF., INC.                                        33,666
    29091                  MILES MELDISCO K-M GREEN BAY, INC.                                                      21,511
    29092                  MILES MELDISCO K-M HUBBELL AVE., IOWA, INC.                                             32,722
    29093                  MILES MELDISCO K-M JANESTOWN RD., PA., INC.                                             22,474
    29094                  MILES MELDISCO K-M JANESVILLE, WISC., INC.                                              14,810
    29095                  MILES MELDISCO K-M KEOKUK AVE., IOWA, INC.                                              16,263
    29096                  MILES MELDISCO K-M H'WAY 24, MO., INC.                                                  17,056
    29097                  MILES MELDISCO K-M INDIAN SCHOOL, ARIZ., INC.                                           41,732
    29098                  MILES MELDISCO K-M HOGAN RD., MAINE, INC.                                               27,018
    29099                  MILES MELDISCO K-M HIALEAH FLA INC                                                      65,650
    29100                  MILES MELDISCO K-M HAZLET, N.J. INC.                                                    38,187
    29101                  CROSS CREEK MALL FOOTACTION, INC.                                                            0
    29102                  Tri-County Footaction, Inc.                                                                  0
    29103                  Northland Center Footaction, Inc.                                                            0
    29104                  Pembroke Lakes Footaction, Inc.                                                              0
    29105                  Harper Woods FootAction, Inc.                                                                0
    29106                  Western Hills Footaction, Inc.                                                               0
    29107                  Columbia Mall Footaction, Inc.                                                               0
    29108                  Cumberland Footaction, Inc.                                                                  0
    29109                  Santa Anita Fan Club, Inc.                                                                   0
    29110                  South Shore Footaction, Inc.                                                                 0
    29111                  Kenwood Footaction, Inc.                                                                     0
    29112                  Columbus Mall Footaction, Inc.                                                               0
    29113                  Crossroads FootAction, Inc.                                                                  0
    29114                  Northgate Footaction, Inc.                                                                   0
    29115                  Great Northern Open Country, Inc.                                                            0
    29116                  Merced Mall Footaction, Inc.                                                                 0
    29117                  Montgomery Mall Footaction, Inc.                                                             0
    29118                  Ingleside Open Country, Inc.                                                                 0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    29119                  North Shore Footaction, Inc.                                                                 0
    29120                  Homiguero Footaction, Inc                                                                    0
    29121                  Northwest Mall Footaction, Inc.                                                              0
    29122                  Oglethorpe Footaction, Inc.                                                                  0
    29123                  Charleston Footaction, Inc.                                                                  0
    29124                  First Colony Footaction, Inc                                                                 0
    29125                  CRABTREE VALLEY FOOTACTION, INC.                                                             0
    29126                  San Angelo Footaction, Inc.                                                                  0
    29127                  San Cados Footaction, Inc.                                                                   0
    29128                  Rolling Acres Open Country, Inc.                                                             0
    29129                  River Falls Footaction, Inc.                                                                10
    29130                  Grand Avenue Footaction, Inc.                                                                0
    29131                  Glendale Center Footaction, Inc.                                                            31
    29132                  Dedham Mall Fan Club, Inc.                                                                   0
    29133                  Lynnwood Footaction, Inc.                                                                    0
    29134                  Metrocenter Mall Footaction, Inc.                                                           25
    29135                  Green Acres Open Country, Inc.                                                               0
    29136                  Roosevelt Field Open Country, Inc.                                                           0
    29137                  Hickory Point Footaction, Inc.                                                               0
    29138                  Fort Steuben Mall Footaction, Inc.                                                           0
    29139                  Eagle Rock Plaza Footaction, Inc.                                                            0
    29140                  MELDISCO K-M LONDON, OHIO, INC.                                                         10,839
    29141                  MELDISCO K-M LONDON, KY., INC.                                                          13,158
    29142                  MELDISCO K-M LOS COLOBOS, N.Y., INC.                                                    76,523
    29143                  MELDISCO K-M MARTINSBURG, W. VA., INC.                                                  23,743
    29144                  MELDISCO K-M EXPRESO LAS AMERICAS, PR., INC.                                            76,003
    29145                  Midway Mall Footaction, Inc.                                                                 0
    29146                  Mainland Mall Footaction, Inc.                                                               0
    29147                  N. County Fair (CA) Footaction, Inc.                                                         0
    29148                  Deerbrook Mall Footaction, Inc.                                                              0
    29149                  Jacksonville Mall Footaction, Inc.                                                           0
    29150                  River Center Footaction, Inc.                                                                0
    29151                  Rio Piedras Footaction, Inc.                                                                 3
    29152                  Lufkin Mall Footaction                                                                       0
    29153                  Boulevard Mall Footaction, Inc.                                                              0
    29154                  Mondawmin Footaction, Inc.                                                                   0
    29155                  Mall of America Footaction, Inc.                                                             0
    29156                  Coliseum-Hampton Footaction, Inc.                                                            0
    29157                  Pine Bluff Footaction, Inc.                                                                  0
    29158                  Galleria at Sunset Footaction, Inc.                                                          0
    29159                  MELDISCO K-M CRANSTON, R.I., INC.                                                       49,231
    29160                  MELDISCO K-M CRAIG, COLO., INC.                                                         14,365
    29161                  MELDISCO K-M CONWAY, S.C., INC.                                                          7,890
    29162                  MELDISCO K-M COLUMBUS, MISS., INC.                                                      16,900
    29163                  MELDISCO K-M CLERMONT, FLA., INC.                                                       20,895
    29164                  MELDISCO K-M CLEMMONS, N.C., INC.                                                       14,498
    29165                  MELDISCO K-M CHARLES CITY, IA., INC.                                                    16,557
    29166                  MELDISCO K-M CENTRE, AL., INC.                                                           8,033
    29167                  MELDISCO K-M CAYEY, N.Y., INC.                                                          37,186

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    29168                  MELDISCO K-M CARLISLE, PA., INC.                                                        21,465
    29169                  MELDISCO K-M CAMBRIDGE, OHIO, INC.                                                      19,834
    29170                  MELDISCO K-M DE LAND, FLA., INC.                                                            95
    29171                  MELDISCO K-M DEFIANCE, OH., INC.                                                        23,437
    29172                  MELDISCO/K-M 374 WINDSOR HWY., NY., INC.                                                24,797
    29173                  MELDISCO K-M DEMING, N.M. INC.                                                          14,092
    29174                  MILES MELDISCO K-M ABELENE, TEXAS, INC.                                                 15,662
    29175                  MILES MELDISCO K-M ACCESS, TENN., INC.                                                  12,148
    29176                  MILES MELDISCO K-M ANDERSON, S.C., INC.                                                 12,570
    29177                  MELDISCO K-M WELLSVILLE, N.Y., INC.                                                     18,871
    29178                  MELDISCO K-M WAYNESBORO, VA., INC.                                                      16,870
    29179                  MELDISCO K-M WAYCROSS RD., OH., INC.                                                    14,816
    29180                  MELDISCO K-M WINCHESTER RD., TN., INC.                                                   2,545
    29181                  MELDISCO K-M WIND GAP, PA., INC.                                                        23,564
    29182                  MELDISCO/KM 10405 SOUTH EASTERN AVE., NV., INC.                                         15,954
    29183                  MILES MELDISCO K-M 8 MILE DRIVE, MICH., INC.                                            49,911
    29184                  MILES MELDISCO K-M 84TH AVE., COLO., INC.                                               34,809
    29185                  PEORIA, IL., MELDISCO K-M, INC.                                                         16,824
    29186                  MILES MELDISCO K-M POINT PLAZA, PA., INC.                                               24,741
    29187                  MILES MELDISCO K-M PORT HURON, MICH., INC.                                              48,451
    29188                  VILLA PARK, ILL., MELDISCO K-M, INC.                                                     1,661
    29189                  ROUND LAKE, ILL., MELDISCO K-M, INC.                                                    33,531
    29190                  PROSPECT AVE., ILL., MELDISCO K-M, INC.                                                      0
    29191                  MILES MELDISCO K-M WANAMAKER RD., KANSAS, INC.                                          14,119
    29192                  MILES SHOES MELDISCO K-M SALEM AVE., DAYTON, OHIO, INC.                                 11,792
    29193                  NORRIDGE, IL., MELDISCO K-M, INC.                                                       69,656
    29194                  OAK LAWN, IL., W. 95TH ST., MELDISCO K-M, INC.                                          40,473
    29195                  MILES MELDISCO K-M OPDYKE RD., MICH., INC.                                              21,753
    29196                  MILES MELDISCO K-M ROME, GA., INC.                                                      19,555
    29197                  MILES MELDISCO K-M TEAL IND INC                                                         20,543
    29198                  MILES MELDISCO K-M CLARKSVILLE IND INC                                                  11,604
    29199                  MILES MELDISCO K-M GOVERNMENT BLVD., ALA., INC.                                          4,183
    29200                  MILES MELDISCO K-M BROOKLYN, OHIO, INC.                                                 56,998
    29201                  MILES MELDISCO K-M GREELEY, COLO., INC.                                                 17,612
    29202                  MILES MELDISCO K-M MAPLE AVE., N.C., INC.                                               24,781
    29203                  MELDISCO K-M 2770 MAYSVILLE PIKE, OH., INC.                                             15,093
    29204                  MELDISCO K-M 2615 EASTERN AVE., WI., INC.                                                8,938
    29205                  MELDISCO K-M 2606 ZION RD., KY., INC.                                                   11,798
    29206                  MELDISCO K-M 2420 WISTERIA DRIVE,GA, INC.                                               16,297
    29207                  MELDISCO K-M 1400 E. CLOVERDALE DR., MI., INC.                                          17,495
    29208                  MELDISCO K-M 2233 N. WESTWOOD BLVD., MO., INC.                                          17,803
    29209                  MELDISCO K-M 5600 MILGEN ROAD, GA., INC.                                                11,723
    29210                  MELDISCO K-M 7422 GALL BLVD., FL., INC.                                                 15,094
    29211                  MELDISCO K-M 1355 E. PASS RD., MS., INC.                                                15,265
    29212                  MELDISCO K-M 1530 E. BROAD ST., N.C., INC.                                              14,942
    29213                  MELDISCO K-M 1675 S. PLEASANT VALLEY RD., VA., INC.                                     30,034
    29214                  MELDISCO K-M 1355 W. MAIN ST., VA., INC.                                                14,811
    29215                  MELDISCO K-M 1396 S. MAIN ST., MI., INC.                                                12,571
    29216                  MELDISCO K-M 2935 NEW PINERY RD., WI., INC.                                             11,418

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    29217                  MELDISCO K-M 2945 SCOTTSVILLE ROAD, KY., INC.                                           13,994
    29218                  MELDISCO K-M 1800 SO. HWY. #95, AZ., INC.                                               15,524
    29219                  MELDISCO K-M ALESSANDRO BLVD., CA., INC.                                                25,847
    29220                  MELDISCO K-M 1801 N.W. HWY. 19, FL., INC.                                               13,516
    29221                  MELDISCO K-M 1810 SO. STEPHENSON AVE., MI., INC.                                        13,289
    29222                  MELDISCO K-M 1403 N, KINGS HWY., S.C., INC.                                             19,454
    29223                  MELDISCO K-M 1401 SPRING ST., MI., INC.                                                 14,232
    29224                  MELDISCO K-M 1400 UPPER VALLEY PIKE, OH., INC.                                          13,679
    29225                  MELDISCO K-M 1615 E. SHOTWELL ST., GA., INC.                                            12,990
    29226                  MELDISCO K-M ALLIANCE, NEB., INC.                                                       10,356
    29227                  MELDISCO K-M ALEXANDRIA, MN., INC.                                                      13,518
    29228                  MELDISCO K-M 52401 INTERCHANGE DR., IN., INC.                                           17,000
    29229                  MELDISCO K-M ABINGDON, VA., INC.                                                        23,611
    29230                  MELDISCO K-M AGUADILLA, N.Y., INC.                                                      71,602
    29231                  MELDISCO K-M 19003 BEAVER CREEK RD., OR., INC.                                          14,324
    29232                  MELDISCO K-M 8601K WEST M-55, MI., INC.                                                 18,975
    29233                  MELDISCO K-M 7900 S.W. 104TH ST., FL.,INC.                                              25,796
    29234                  MELDISCO K-M 7602 TURKEY LAKE RD., FL., INC.                                            20,565
    29235                  MELDISCO K-M 7100 W. HWY. 98, FL., INC.                                                 11,218
    29236                  MELDISCO K-M 4700 SECOND AVE., NE., INC.                                                16,061
    29237                  MELDISCO K-M 6455 U.S. #31 N., MI., INC.                                                15,227
    29238                  MELDISCO K-M 4300 PORTSMOUTH BLVD., VA., INC.                                           12,752
    29239                  MELDISCO K-M 3790 THIRD ST., FL., INC.                                                       0
    29240                  MELDISCO K-M 3760 E. SUNSET RD., NV., INC.                                              16,366
    29241                  MELDISCO K-M 3655 PLANK RD., VA., INC.                                                  22,238
    29242                  MELDISCO K-M 3100 NEW U.S. #441 W., FL., INC.                                           17,261
    29243                  MELDISCO K-M 2110 SO. M-76, MI., INC.                                                   23,663
    29244                  MELDISCO K-M 1950 N. IMPERIAL AVE., CA., INC.                                           18,790
    29245                  MELDISCO K-M 2000 BARNETT SHOALS RD., GA., INC.                                         10,581
    29246                  MELDISCO K-M 2011 E. FRY BLVD., AZ., INC.                                               12,604
    29247                  MELDISCO K-M 2107 N. GARDEN ST., MN., INC.                                               9,425
    29248                  MELDISCO K-M SOUTHBURY, CT., INC.                                                       27,895
    29249                  MELDISCO K-M CAMINO DR., CAL., INC.                                                        129
    29250                  MELDISCO K-M VIRGINIA, MN., INC.                                                        17,444
    29251                  MELDISCO K-M THEODORE, ALA., INC.                                                        1,525
    29252                  MELDISCO K-M THREE NOTCH RD., MD., INC.                                                 19,680
    29253                  MELDISCO K-M SEVEN HILLS, OHIO, INC.                                                    24,246
    29254                  MELDISCO K-M TITUSVILLE, FL., INC.                                                      15,145
    29255                  MELDISCO K-M TOLLESON, AZ., INC.                                                        25,031
    29256                  MELDISCO K-M TURNER LAKE RD., GA., INC.                                                 13,364
    29257                  MELDISCO K-M U.S. HWY. #220 SO., VA., INC.                                              14,180
    29258                  MELDISCO K-M VEGA BAJA, P.R., INC.                                                      50,587
    29259                  MELDISCO K-M VERNAL, UT., INC.                                                          11,258
    29260                  MELDISCO K-M WILLIAMSBURG, VA., INC.                                                    17,448
    29261                  MELDISCO K-M SUNRISE HWY., N.Y., INC.                                                   51,091
    29262                  MELDISCO K-M TEMECULA, CA., INC.                                                        18,440
    29263                  MELDISCO K-M SWEETWATER, TN., INC.                                                      16,974
    29264                  MELDISCO K-M THE DALLES, OR., INC.                                                      16,784
    29265                  MELDISCO K-M SOMERVILLE, N.J., INC.                                                     13,823

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    29266                  MELDISCO K-M SOUTHGATE SQ., VA., INC.                                                   17,311
    29267                  MELDISCO K-M SPANAWAY, WA., INC.                                                        14,179
    29268                  MELDISCO K-M SPRINGBORO, OH., INC.                                                      13,806
    29269                  MELDISCO K-M SPEARFISH, SD., INC.                                                       12,204
    29270                  MELDISCO K-M WAYNESVILLE, NC.,   INC.                                                   17,509
    29271                  MELDISCO K-M COX CREEK, AL., INC.                                                       15,698
    29272                  MELDISCO K-M CROSSTOWN RD., GA., INC.                                                   11,211
    29273                  MELDISCO K-M CORVALLIS, OR., INC.                                                       14,149
    29274                  MELDISCO K-M GILLETTE, WYO., INC.                                                       10,616
    29275                  MELDISCO K-M EASLEY, S.C., INC.                                                         13,381
    29276                  MELDISCO K-M WASCO, CA., INC.                                                           15,080
    29277                  MELDISCO K-M WEBSTER, NY., INC.                                                         25,252
    29278                  MELDISCO K-M WENATCHEE, WASH., INC.                                                     12,737
    29279                  MELDISCO K-M WEST ALLIS, WI., INC.                                                      26,993
    29280                  MELDISCO K-M WEST BABYLON, N.Y., INC.                                                   45,543
    29281                  MELDISCO K-M SWEETWATER, TX., INC.                                                      11,576
    29282                  MELDISCO K-M WEST BROADWAY, IN., INC.                                                   11,005
    29283                  MELDISCO K-M WEST VALLEY CITY, UT., INC.                                                13,088
    29284                  MELDISCO K-M WEXFORD, PA., INC.                                                         21,810
    29285                  MELDISCO K-M WAUPACA, WI., INC.                                                         19,132
    29286                  MELDISCO K-M WESTWOOD, N.J.                                                             29,588
    29287                  MELDISCO K-M SPRINGFIELD, MO., INC.                                                     10,719
    29288                  Dallas Feet, Inc.                                                                            0
    29289                  SUNNY ISLE (V.I.) FOOTACTION, INC., DBA SHOE ZONE #8477                                      0
    29290                  Pembroke Feet, Inc.                                                                          0
    29291                  Jackson Feet, Inc.                                                                         668
    29292                  Austin Feet, Inc.                                                                            0
    29293                  East 41st Street Feet, Inc.                                                                  0
    29294                  Sanford Feet, Inc.                                                                           0
    29295                  Germantown Pkwy. Feet, Inc.                                                                  0
    29296                  Cortana Feet, Inc.                                                                           0
    29297                  Knoxville Feet, Inc.                                                                         0
    29298                  Independence Feet, Inc.                                                                      0
    29299                  Westheimer Feet, Inc.                                                                        0
    29300                  Lewisville Feet, Inc.                                                                        0
    29301                  San Pedro Avenue Feet, Inc.                                                                  0
    29302                  Ft. Lauderdale Feet, Inc.                                                                    0
    29303                  Cutler Avenue Feet, Inc.                                                                     0
    29304                  Arlington Feet, Inc.                                                                         0
    29305                  Tulsa Feet, Inc.                                                                             0
    29306                  Plano Feet, Inc.                                                                             0
    29307                  El Paso Feet, Inc.                                                                           0
    29308                  Albuquerque Feet, Inc.                                                                       0
    29309                  MELDISCO K-M MANTECA, CA., INC.                                                         13,948
    29310                  MELDISCO K-M MANAHAWKIN, N.J., INC.                                                     25,857
    29311                  Meldisco K-M Mac Arthur Town Ctr., PA., Inc.                                            22,920
    29312                  MELDISCO K-M LOS ROMEROS AVE., N.Y., INC.                                               44,850
    29313                  MELDISCO K-M MILTON, FLA., INC.                                                         17,436
    29314                  MELDISCO K-M MCKINLEYVILLE, CA., INC.                                                   19,375

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    29315                  MELDISCO K-M MATAMORAS, PA., INC.                                                       26,956
    29316                  MELDISCO K-M MAYAGUEZ, PR., INC.                                                        59,098
    29317                  MELDISCO K-M MENTOR, OHIO, INC.                                                         38,372
    29318                  MELDISCO K-M FREMONT, OH., INC.                                                         22,055
    29319                  MELDISCO K-M HUMMELSTOWN, PA., INC.                                                     16,010
    29320                  MELDISCO K-M LAUREL MALL - ROUTE 93, PA., INC.                                          28,235
    29321                  MELDISCO K-M LAKEPORT, CA., INC.                                                        30,458
    29322                  MELDISCO K-M LAREDO, TX., INC.                                                          39,933
    29323                  MELDISCO K-M KENTON, OHIO, INC.                                                         11,191
    29324                  MELDISCO K-M KONA (KAILUA), N.Y., INC.                                                  32,097
    29325                  MELDISCO K-M LACKAWANNA, N.Y., INC.                                                     37,984
    29326                  MELDISCO K-M FAYETTEVILLE RD., N.C., INC.                                               17,157
    29327                  MELDISCO K-M FENTON, MICH., INC.                                                        20,513
    29328                  MELDISCO K-M GASTONIA, N.C., INC.                                                       22,751
    29329                  MELDISCO K-M HANOVER, PA., INC.                                                              0
    29330                  MELDISCO K-M HASTINGS, NEB., INC.                                                       13,927
    29331                  MELDISCO K-M HONESDALE, PA., INC.                                                       22,200
    29332                  MELDISCO K-M HONOLULU, N.Y., INC.                                                       30,563
    29333                  MELDISCO K-M JOHNSON CITY, TN., INC.                                                    29,072
    29334                  MELDISCO K-M JACKSONVILLE, FLA., INC.                                                   23,585
    29335                  MELDISCO K-M JACKSON, MICH., INC.                                                       16,618
    29336                  MELDISCO K-M FORT ST. & PA., MI., INC.                                                  45,548
    29337                  MELDISCO K-M RUTLAND, VT., INC.                                                         24,818
    29338                  MELDISCO K-M S. E. QUADRANT OUTWATER LANE AT RANDOLPH AVE., NJ., INC.                   71,118
    29339                  MELDISCO K-M S.R. 128 @ S.R. 2, NY., INC.                                               44,602
    29340                  MELDISCO K-M SANDY, UTAH, INC.                                                          12,165
    29341                  MELDISCO K-M SIDNEY, N.Y., INC.                                                         27,935
    29342                  MELDISCO K-M SOUTHAVEN, MISS., INC.                                                      3,483
    29343                  MELDISCO K-M TOWANDA, PA., INC.                                                         20,644
    29344                  MELDISCO K-M ROBERT ST., MINN., INC.                                                    18,261
    29345                  MELDISCO K-M ROUTE 118 & DOWNING DR., N.Y., INC.                                        25,691
    29346                  MELDISCO K-M WARWICK BLVD., VA., INC.                                                   24,319
    29347                  MELDISCO K-M STATE ROUTE 481, N.Y., INC.                                                17,137
    29348                  MELDISCO K-M STUART, FLA., INC.                                                              0
    29349                  MELDISCO K-M SUNNY ISLE SHOPPING CTR. CHRISTIANSTED, V.I., INC.                         20,264
    29350                  MELDISCO K-M TAMUNING, GUAM, INC.                                                       98,953
    29351                  MELDISCO K-M TUSTIN, CA., INC.                                                             317
    29352                  MELDISCO K-M VERSAILLES, KY., INC.                                                      10,786
    29353                  MELDISCO K-M W. MARKET ST.,N.C.,INC                                                     26,434
    29354                  MELDISCO K-M WATERTOWN, N.Y., INC.                                                      18,974
    29355                  MELDISCO K-M WALNUTPORT, PA., INC.                                                      33,934
    29356                  MELDISCO K-M WARREN, OHIO, INC.                                                         53,885
    29357                  MELDISCO K-M MONTAUK HWY. N.Y., INC.                                                    25,628
    29358                  MELDISCO K-M LIHUE (KAUAI), N.Y., INC.                                                  23,377
    29359                  MELDISCO K-M NEW LEBANON, OH., INC.                                                      7,936
    29360                  MELDISCO K-M OAK HILL, WV., INC.                                                        11,197
    29361                  MELDISCO K-M OVERTON CROSSING, TENN., INC.                                              22,658
    29362                  MELDISCO K-M PARSIPPANY, N.J., INC.                                                          0
    29363                  MELDISCO K-M PELL CITY, AL., INC.                                                       10,367

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    29364                  MELDISCO K-M PEORIA, ARIZ., INC.                                                             0
    29365                  MELDISCO K-M MORGANTOWN, WV., INC.                                                      20,899
    29366                  MELDISCO K-M LEWISBURG, WV., INC.                                                       12,013
    29367                  1101 BELTLINE RD., IL., MELDISCO K-M, INC.                                              11,652
    29368                  MELDISCO K-M PERRY, FLA., INC.                                                          10,353
    29369                  MELDISCO K-M PLATTEVILLE, WISC., INC.                                                   10,759
    29370                  MELDISCO K-M PLAZA CARIBE MALL, P.R., INC.                                              51,982
    29371                  MELDISCO K-M PORT ROYAL, FLA., INC.                                                     49,930
    29372                  MELDISCO K-M ST. CROIX, N.Y., INC.                                                      34,162
    29373                  MELDISCO K-M PORTAGE IN INC                                                             27,802
    29374                  MELDISCO K-M POWAY, CA., INC.                                                              219
    29375                  MELDISCO K-M POWER RD., AZ., INC.                                                       16,330
    29376                  MELDISCO K-M N. 32 ST., ARIZ., INC.                                                     22,350
    29377                  MELDISCO K-M N. novUSTA, S.C., INC.                                                      9,893
    29378                  MELDISCO K-M N. EXPRESSWAY, TX., INC.                                                   23,613
    29379                  MELDISCO K-M PR 20 & ESMERALDA, PR., INC.                                               54,322
    29380                  MELDISCO K-M PR #22 & PR #18, PR., INC.                                                 86,129
    29381                  MELDISCO K-M PUTNAM, CONN., INC.                                                             0
    29382                  MELDISCO K-M REHOBOTH BEACH, DE., INC.                                                  28,962
    29383                  MELDISCO K-M QUEENSBURY, N.Y., INC.                                                     37,315
    29384                  MELDISCO K-M RENO, PA., INC.                                                            16,677
    29385                  MELDISCO K-M DECATUR IND INC                                                            10,312
    29386                  MELDISCO K-M 8701 SIX FORKS ROAD, NC., INC.                                              9,145
    29387                  MELDISCO K-M 900 N.W. 76 BLVD., FL., INC.                                               25,436
    29388                  MELDISCO K-M COLLEGE AVE., CA., INC.                                                    19,392
    29389                  MELDISCO K-M CLIFTON PARK, N.Y., INC.                                                   23,183
    29390                  MELDISCO K-M COLUMBIA, PA., INC.                                                        22,475
    29391                  MELDISCO K-M EMMET ST., NEB., INC.                                                      19,072
    29392                  MELDISCO K-M COLUMBUS, IN., INC.                                                         8,287
    29393                  MELDISCO K-M ELLENTON, FL., INC.                                                        22,818
    29394                  MELDISCO K-M ELIZABETHTOWN, PA., INC.                                                   26,438
    29395                  MELDISCO K-M EASTERN REGIONAL S.C., P.R., INC.                                          45,500
    29396                  MELDISCO K-M McMURRAY, PA., INC.                                                        22,031
    29397                  MELDISCO K-M DRAPER, UT., INC.                                                          13,153
    29398                  MELDISCO K-M 1650 AIRPORT BLVD., FL., INC.                                              13,055
    29399                  MELDISCO K-M DETROIT LAKES, MN., INC.                                                   13,783
    29400                  MELDISCO K-M CLEVELAND, TN., INC.                                                       16,462
    29401                  MELDISCO K-M ELIZABETHTOWN, KY., INC.                                                   13,976
    29402                  MELDISCO K-M 15861 MICHIGAN AVE., MI., INC.                                             20,214
    29403                  MELDISCO K-M DOYLESTOWN, PA., INC.                                                      27,803
    29404                  MELDISCO K-M ELKINS, W.VA., INC.                                                        10,364
    29405                  MELDISCO K-M HARRISON, OH., INC.                                                        15,431
    29406                  MELDISCO K-M HILLMAN ST., CA., INC.                                                     19,724
    29407                  MELDISCO K-M HWY. #127, KY., INC.                                                       12,310
    29408                  MELDISCO K-M LAKE HAVASU CITY, AZ., INC.                                                19,125
    29409                  MELDISCO K-M CORINTH, MS., INC.                                                         13,533
    29410                  MELDISCO K-M COUNTY LINE RD., CA., INC.                                                 43,251
    29411                  MELDISCO K-M CLARKSVILLE, TENN., INC.                                                   13,702
    29412                  MELDISCO K-M 3535 W. 13TH ST., NE., INC.                                                16,952

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    29413                  MELDISCO K-M 1670 E. FOURTH, CA., INC.                                                  34,973
    29414                  MELDISCO K-M 8829 GREENBELT RD., MD., INC.                                              29,017
    29415                  MELDISCO K-M COALINGA, CA., INC.                                                        15,466
    29416                  MELDISCO K-M CLINTON, TN., INC.                                                         10,597
    29417                  MELDISCO K-M CLINTON, OKLA., INC.                                                       11,935
    29418                  MELDISCO K-M CHIPPEWA FALLS, WI., INC.                                                  13,563
    29419                  MELDISCO K-M CLARKSBURG, WV., INC                                                       17,597
    29420                  MELDISCO K-M COMERIO AVE., PR., INC.                                                    62,650
    29421                  HINSDALE, ILL., MILES MELDISCO K-M, INC.                                                13,541
    29422                  GRANITE CITY, ILL., MELDISCO K-M, INC.                                                  15,901
    29423                  FRANKLIN PARK, ILL., MELDISCO K-M INC.                                                  29,169
    29424                  MELDISCO K-M 3900 NORTHERN AVE., COLO., INC.                                            10,421
    29425                  MELDISCO K-M ABERDEEN, S.D., INC.                                                       12,064
    29426                  JOLIET, ILL., MELDISCO K-M, INC.                                                        18,050
    29427                  MELDISCO K. M. TUSCALOOSA, ALA., INC.                                                   14,620
    29428                  EAST PERSHING RD., ILL., MILES MELDISCO K-M, INC.                                       12,970
    29429                  MELDISCO K-M 18 MILE RD., MICH., INC.                                                   19,548
    29430                  MELDISCO K-M CONOVER, NC., INC.                                                         19,737
    29431                  EMPIRE, ILL., MELDISCO K-M, INC.                                                        16,835
    29432                  CLEAR LAKE, ILL., MELDISCO K-M, INC.                                                    14,696
    29433                  23RD AVE., ILL., MELDISCO K-M, INC.                                                     20,509
    29434                  MELDISCO K-M BELLEVILLE, MICH., INC.                                                    22,263
    29435                  MELDISCO K-M BEAVERTON, ORE., INC.                                                      26,012
    29436                  MELDISCO K-M BAY RD., MICH., INC.                                                       16,734
    29437                  BELVIDERE RD., ILL., MELDISCO K-M, INC.                                                 37,969
    29438                  CARBONDALE, ILL., MELDISCO K-M, INC.                                                         0
    29439                  BRIDGEVIEW, ILL., MELDISCO K-M, INC.                                                    42,026
    29440                  MELDISCO K-M 850 SADLER ROAD, FL., INC.                                                 10,078
    29441                  MELDISCO K-M AUBURN, ALA., INC.                                                          9,537
    29442                  MELDISCO K-M BELLINGHAM, WASH., INC.                                                    19,018
    29443                  MELDISCO K-M APALACHEE PKW., FLA, INC                                                   14,088
    29444                  MELDISCO K-M BARTLESVILLE, OKLA., INC.                                                  11,913
    29445                  MELDISCO K-M 3100 HAMILTON RD., OHIO, INC.                                              19,930
    29446                  MELDISCO K-M 52ND ST., WISC., INC.                                                      26,052
    29447                  MELDISCO K-M 34TH ST., FLA., INC.                                                       18,599
    29448                  MELDISCO K-M BILLERICA, MASS., INC.                                                     15,790
    29449                  MELDISCO K-M BERLIN, N.J., INC.                                                         20,949
    29450                  MELDISCO K-M 4500 N. RANCHO DR., NV., INC.                                              23,095
    29451                  MELDISCO K-M SENECA, S.C., INC.                                                          9,451
    29452                  MELDISCO K-M ST JOHN IN INC                                                             14,495
    29453                  MELDISCO K-M PERRYSBURG, OH., INC.                                                      10,243
    29454                  MELDISCO K-M PARRISH AVE., KY., INC.                                                    10,715
    29455                  MELDISCO K-M MONTICELLO, MN., INC.                                                      13,463
    29456                  MELDISCO K-M PALMER PARK BLVD., CO., INC.                                               14,150
    29457                  MELDISCO K-M PACE PARKWAY, GA., INC.                                                    16,285
    29458                  MELDISCO K-M 11003 HULL ST. RD., VA., INC.                                              14,278
    29459                  MELDISCO K-M ANNISTON, ALA., INC.                                                       13,216
    29460                  MELDISCO K-M 4570 LADSON ROAD,   INC.                                                   10,203
    29461                  MELDISCO K-M PINE ISLAND BLVD., FL., INC.                                                  581

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


    29462                  MELDISCO K-M GOVERNOR PLACE, DE., INC.                                                  44,825
    29463                  MELDISCO K-M SOLOMONS ISLAND RD., MD., INC.                                             16,795
    29464                  MELDISCO K-M SMYRNA, TN., INC.                                                          11,748
    29465                  MELDISCO K-M SHOW LOW, AZ., INC.                                                        17,841
    29466                  SOUTH GARY AVE., ILL., MELDISCO K-M, INC.                                               22,174
    29467                  MELDISCO K-M SHIPPENSBURG, PA., INC.                                                    14,785
    29468                  MELDISCO K-M SHAWANO, WI., INC.                                                         11,686
    29469                  MELDISCO K-M SEVENTH ST., MIAMI, FL., INC.                                              87,649
    29470                  MELDISCO K-M 3860 N. MAIN ST., NM., INC.                                                12,511
    29471                  MELDISCO K-M HASTINGS, MI., INC.                                                        20,123
    29472                  MILES MELDISCO K-M CASPER, WYO., INC.                                                   20,283
    29473                  STREATOR, IL., MELDISCO K-M, INC.                                                       13,772
    29474                  MELDISCO K-M GOLDEN GATE PKWY., FL., INC.                                               31,918
    29475                  MELDISCO K-M PHENIX CITY, ALA., INC.                                                    14,461
    29476                  MELDISCO K-M OSCODA, MI, INC.                                                           16,185
    29477                  MELDISCO K-M 10101 SOUTHERN BLVD., FL., INC.                                            19,452
    29478                  MELDISCO K-M HERMITAGE, PA., INC.                                                       18,583
    29479                  MELDISCO K-M GLASGOW, KY., INC.                                                         16,853
    29480                  MELDISCO K-M ELKVIEW, W.V., INC.                                                        21,062
    29481                  MELDISCO K-M RACINE, WISC., INC.                                                         3,302
    29482                  MELDISCO K-M RAFAEL CORDERO AVE. & STATE HWY. #30, PR., INC.                            62,732
    29483                  MELDISCO K-M WALL, NJ., INC.                                                            30,154
    29484                  MELDISCO K-M GLENDIVE, MONT., INC.                                                       8,583
    29485                  MELDISCO K-M GLEN BURNIE, MD., INC.                                                     26,821
    29486                  MELDISCO K-M 101401 OVERSEAS HWY., FL., INC.                                            22,198
    29487                  MELDISCO K-M CORNELIA, GA., INC.                                                        12,976
    29488                  MELDISCO K-M PRICE, UT., INC.                                                           10,025
    29489                  MELDISCO K-M PARKMAN RD. NW, OHIO, INC.                                                 16,288
    29490                  MELDISCO K-M HIGH RIDGE, MO., INC.                                                      10,738
    29491                  MELDISCO K-M MOREHEAD CITY, N.C., INC.                                                  10,772
    29492                  MELDISCO K-M HAMILTON, MT., INC.                                                        19,145
    29493                  MELDISCO K-M HENDERSONVILLE, N.C., INC.                                                 14,995
    29494                  MELDISCO/PAYLESS 625 EL CAMINO REAL, CA., INC.                                               0
    29495                  MELDISCO/PAY LESS MILWAUKIE, OR., INC.                                                   1,816
    29496                  MELDISCO/PAY LESS MARCOLA RD., OR., INC.                                                 1,625
    29497                  MELDISCO/PAY LESS 400 N. 1ST ST., CO., INC.                                                272
    29498                  MELDISCO - MCE 400 COMMONS WAY, NJ., INC.                                                    0
    29499                  MELDISCO/PAY LESS HENDERSON, NV., INC.                                                     571
    27055                  SHOE ZONE #8417                                                                              0
    27066                  SHOE ZONE 8438, INC.                                                                         0
                                                                                                 Total          68,208,333

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2005 Monthly Operating Report


Additional Information                                              Schedule 4

--------------------------------------------------------------------------------
Cash Summary
                                                                        Amount
                                                                        ------
Total Cash                                                             $ 154.2

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                    Accounts Receivable Aging Summary
-----------------------------------------------------------------------------------------------------
                                        Athletic       Meldisco
                                        Division       Division       Corporate           Total
                                     ----------------------------------------------------------------

0 to 30 days old                           0.1            4.4              0.4               4.9
31 to 60 days old                            -            0.1              0.1               0.2
61 to 90 days old                            -              -              0.2               0.2
91+ days old                                 -            0.2              0.1               0.3
                                     ----------------------------------------------------------------

Total Accounts Receivable                  0.1            4.7              0.8               5.6
Amount considered uncollectable           (0.1)          (0.1)            (0.5)             (0.7)
                                     ---------------------------------------------------------------

Net Accounts Receivable                      -            4.6              0.3               4.9
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                           Summary of Unpaid Post-Petition Accounts Payable
-----------------------------------------------------------------------------------------------------
                                       Athletic       Meldisco
                                       Division       Division       Corporate           Total
                                     ----------------------------------------------------------------

current                                          -           67.8             (1.4)             66.4
0 to 30 days past due                            -            4.4                -               4.4
31 to 60 days past due                           -            0.5                -               0.5
61 to 90 days past due                           -            0.4                -               0.4
91+ days past due                             (3.2)           0.4                -              (2.8)
                                     ----------------------------------------------------------------

Total Accounts Payable               **         (3.2)          73.5             (1.4)           68.9
-----------------------------------------------------------------------------------------------------

** note: $3.2 million negative balance due to pre-payments to vendors required to secure delivery of merchandise is included in Liabilities of discontinued operations on the accompanying balance sheets

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2005 Monthly Operating Report


Additional Information (continued)                        Schedule 4 (continued)


------------------------------------------------------------------------------------------------------------------------------------
                                                                  Summary of Taxes Payable
------------------------------------------------------------------------------------------------------------------------------------
                                     Beginning         Amount                                                              Ending
                                        Tax          Withheld or       Amount         Date            Check No.             Tax
                                     Liability        Accrued          Paid           Paid             or EFT             Liability
====================================================================================================================================
 Federal
------------------------------------------------------------------------------------------------------------------------------------
 Withholding                              0.4            0.7            0.9          various              EFT                 0.2
------------------------------------------------------------------------------------------------------------------------------------
 FICA-employee & employer                 0.7            1.2            1.0          various              EFT                 0.9
------------------------------------------------------------------------------------------------------------------------------------
 Unemployment                            (0.1)             -              -          various              EFT                (0.1)
------------------------------------------------------------------------------------------------------------------------------------
 Income                                  (1.3)           1.3              -                                                     -
------------------------------------------------------------------------------------------------------------------------------------
 Other:                                   2.7              -            0.1                                                   2.6
------------------------------------------------------------------------------------------------------------------------------------
    Total Federal Taxes                   2.4            3.2            2.0                                                   3.6
------------------------------------------------------------------------------------------------------------------------------------
 State and Local
------------------------------------------------------------------------------------------------------------------------------------
 Withholding                              0.5            0.2            0.5          various              EFT & checks        0.2
------------------------------------------------------------------------------------------------------------------------------------
 Sales                                   (0.6)             -              -       Sept 15 & 20            EFT & checks       (0.6)
------------------------------------------------------------------------------------------------------------------------------------
 Excise                                   1.4            0.1              -                                                   1.5
------------------------------------------------------------------------------------------------------------------------------------
 Unemployment                             0.1            0.1            0.1          various              EFT & checks        0.1
------------------------------------------------------------------------------------------------------------------------------------
 Real Property                            1.4              -              -          various              EFT & checks        1.4
------------------------------------------------------------------------------------------------------------------------------------
 Personal Property                        2.9            0.1              -                                                   3.0
------------------------------------------------------------------------------------------------------------------------------------
 Income                                  (1.2)           1.2              -                                                     -
------------------------------------------------------------------------------------------------------------------------------------
    Total State and Local                 4.5            1.7            0.6                                                   5.6
------------------------------------------------------------------------------------------------------------------------------------
 Total Taxes                              6.9            4.9            2.6                -                 -                9.2
------------------------------------------------------------------------------------------------------------------------------------

note: the above includes provisions for all tax liabilites, both pre and post-petition, including $2.7 million included in Liabilities of discontinued operations on the accompanying balance sheets.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2005 Monthly Operating Report


Certifications                                                       SCHEDULE 5
--------------                                                       ----------



Bank Reconciliations
--------------------

The undersigned verifies that, to the best of my knowledge, all bank accounts have been reconciled for the most current period for which statements have been received.



Taxes
-----

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.



Insurance
---------

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the various policies have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of the date of this report.



Banks
-----

The undersigned verifies that, to the best of my knowledge, the individual store bank accounts are swept at the end of each business day. At no time during the current reporting period did the amount on deposit in any one store bank account exceed $100,000.00. In addition, the undersigned verifies that funds on deposit in the Debtors' master concentration account at Fleet National Bank in excess of $100,000.00 are or have been invested in accordance with the final order authorizing continued use of investment guidelines.



Date:    November 10, 2005                     By:   /s/ Richard L. Robbins
         -----------------                           ---------------------------



Title:   Senior V.P. of Financial              Name: Richard L. Robbins
         Reporting and Control                       ---------------------------
         ------------------------